UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Schedule 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

BONDS.COM GROUP, INC.

(Name of Registrant, as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐ Fee previously paid with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BONDS.COM GROUP, INC.

1500 Broadway, 31st Floor

New York, NY 10036

(212) 257-4062

November 20, 2012

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Bonds.com Group, Inc. to be held on Thursday, December 20, 2012 at 10:00 a.m., local time, at the office of Citrin Cooperman, 529 Fifth Avenue, 4th Floor, New York, NY 10017.

The formal notice of the annual meeting and a proxy statement describing the matters to be acted upon at the annual meeting are contained in the following pages.

Enclosed is a proxy that enables you to vote your shares on the matters to be considered at the annual meeting even if you are unable to attend the annual meeting. If you wish to vote in accordance with the Board of Directors’ recommendations, you need only mark, sign, date and return the proxy in the enclosed postage-paid envelope to record your vote. Stockholders also are entitled to vote on any other matter that properly comes before the annual meeting.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE BE SURE YOU ARE REPRESENTED AT THE ANNUAL MEETING BY ATTENDING IN PERSON OR BY RETURNING YOUR PROXY AS SOON AS POSSIBLE. EVEN IF YOU PLAN TO ATTEND IN PERSON, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD.

Sincerely,

Thomas M. Thees

Chief Executive Officer

BONDS.COM GROUP, INC.

1500 Broadway, 31st Floor

New York, NY 10036

(212) 257-4062

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 20, 2012

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Bonds.com Group, Inc. (the “Company”) will be held at the office of Citrin Cooperman, 529 Fifth Avenue, 4th Floor, New York, NY 10017, on Thursday, December 20, 2012, at 10:00 a.m., local time, for the following purposes:

1.	To elect Henri J. Chaoul, Ph.D., Michel Daher, Mark Daher, Michael Gooch, Patricia Kemp, Edwin L. Knetzger, III, H. Eugene Lockhart, George O’Krepkie and Thomas M. Thees directors to hold office for terms ending at the 2013 Annual Meeting of Stockholders and until their successors are elected and qualified;

2.	To approve the amendment and restatement of our Certificate of Incorporation to (i) effect a 1 for 400 reverse stock split, and (ii) restate the original certificate of incorporation and numerous previous amendments in a single certificate;

3.	To approve an amendment to our amended and restated Certificate of Incorporation to reduce the number of authorized shares of the Company’s Common Stock;

4.	To consider and vote upon a proposal to approve one or more adjournments, postponements or continuations of the Annual Meeting if necessary to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting to approve either of the above proposals; and

5.	To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

Holders of record of the Company’s voting capital stock at the close of business on November 16, 2012, the record date for the Annual Meeting, are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment, postponement or continuation thereof.

Information relating to the proposals described above is set forth in the accompanying Proxy Statement dated November 20, 2012. Please carefully review the information contained in the Proxy Statement.

Stockholders are cordially invited to attend the Annual Meeting in person. YOUR VOTE IS IMPORTANT. If you do not expect to attend the Annual Meeting, or if you do plan to attend but wish to vote by proxy, please complete, date, sign and mail the enclosed proxy card in the return envelope provided.

By Order of the Board of Directors,

Thomas Thees

Chief Executive Officer

New York, NY

November 20, 2012

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be

Held on December 20, 2012: This Proxy Statement and our 2011 Annual Report on Form 10-K for the

year ended December 31, 2011 are available at www.bonds.com/investor.html.

BONDS.COM GROUP, INC.

1500 Broadway, 31st Floor

New York, NY 10036

(212) 257-4062

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 20, 2012

To Our Stockholders:

This Proxy Statement is furnished to the holders of the Common Stock, Series A Participating Preferred Stock, Series C Convertible Preferred Stock, Series E Convertible Preferred Stock, Series E-1 Convertible Preferred Stock and Series E-2 Convertible Preferred Stock of Bonds.com Group, Inc., a Delaware corporation, in connection with the solicitation by the Company’s Board of Directors (the “Board of Directors” or the “Board”) of proxies for use at the Company’s 2012 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at the office of Citrin Cooperman, 529 Fifth Avenue, 4th Floor, New York, NY 10017, on Thursday, December 20, 2012, at 10:00 a.m., local time, and at any adjournments, postponements or continuations thereof. The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders, each as described in this Proxy Statement. The proxy materials, including this Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting of Stockholders, are first being mailed to stockholders beginning on or about November 21, 2012. At the Annual Meeting, the holders of record of the Company’s Common Stock, Series C Convertible Preferred Stock, Series E Convertible Preferred Stock and Series E-2 Convertible Preferred Stock as of the close of business on November 16, 2012 (the “Record Date”) will be asked to consider and vote upon the following proposals: (1) to elect nine directors, each to serve until the 2013 Annual Meeting of Stockholders and until their respective successor is elected and qualified, (2) to approve the amendment and restatement of our Certificate of Incorporation to (i) effect a 1 for 400 reverse stock split, and (ii) restate the original certificate of incorporation and numerous previous amendments in a single certificate, (3) to approve the amendment of the amended and restated Certificate of Incorporation to reduce the number of authorized shares of our Common Stock, (4) to approve one or more adjournments, postponements or continuations of the Annual Meeting if necessary to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting to approve the above proposals, and (5) to transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or continuations thereof.

GENERAL INFORMATION

In this Proxy Statement, the words the “Company,” “we,” “our” and “us” refer to Bonds.com Group, Inc., a Delaware corporation, and, as the context requires, its direct and indirect subsidiaries.

Solicitation

The enclosed proxy is being solicited by the Board of Directors. In addition to solicitations by mail, solicitations may be made by personal interview, telephone and facsimile transmission by our directors and officers. No additional compensation will be paid to our directors and officers for the solicitation of proxies. All costs of the solicitation will be paid solely by the Company. We will reimburse banks, brokers and others holding shares in their names or the names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxies and proxy materials to the beneficial owners of such shares.

The Company’s Voting Capital Stock; Shares Entitled to Vote at the Annual Meeting

The Company has issued and outstanding both Common Stock and Preferred Stock. Not all series of the Company’s outstanding Preferred Stock are entitled to vote at the Annual Meeting. The Company’s outstanding shares of voting capital stock consist of its Common Stock, Series C Convertible Preferred Stock, Series E Convertible Preferred Stock, and Series E-2 Convertible Preferred Stock (collectively, the “Voting Stock”). Holders

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of the Voting Stock as of the Record Date are the only stockholders entitled to vote on any of the proposals at the Annual Meeting. As of the Record Date, shares of our Common Stock are entitled to one vote per share, shares of our Series C Convertible Preferred Stock are entitled to 2,500 votes per share, shares of our Series E Convertible Preferred Stock are entitled to 15,400 votes per share, shares of our Series E-2 Convertible Preferred Stock issued December 5, 2011 are entitled to 15,200 votes per share, shares of our Series E-2 Convertible Preferred Stock issued January 24, 2012 are entitled to 15,200 votes per share, and shares of our Series E-2 Convertible Preferred Stock issued June 8, 2012 are entitled to 14,800 votes per share.

Quorum Requirement

Holders of record of shares of the Voting Stock on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, approximately 96,771,340 shares of the Company’s Common Stock were outstanding, 10,000 shares of the Company’s Series C Convertible Preferred Stock were outstanding, 11,831 shares of the Company’s Series E Convertible Preferred Stock were outstanding, and 17,000 shares of the Company’s Series E-2 Convertible Preferred Stock were outstanding.

For Proposal Nos. 1, 2 and 4, the presence, in person or by proxy, of holders of a majority of the voting power of the shares of Voting Stock entitled to vote at the Annual Meeting constitutes a quorum entitled to take action with respect to the vote on such proposals.

For Proposal No. 3, the presence, in person or by proxy, of (a) holders of a majority of the voting power of the shares of Voting Stock entitled to vote at the Annual Meeting, and (b) holders of a majority of the shares of the Company’s Common Stock entitled to vote at the Annual Meeting constitutes a quorum entitled to take action with respect to the vote on such proposal.

Shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal but is entitled to vote on one or more other proposals) and shares that are voted “FOR” or “AGAINST” a proposal will be counted as shares that are present for purposes of determining the presence of a quorum.

Votes Required

Votes Required for Proposal No. 1. The election of directors requires the affirmative vote “FOR” such proposal by a plurality of the votes cast at the Annual Meeting by holders of outstanding shares of Voting Stock, all voting as a single class. For purposes of Proposal No. 1, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

Votes Required for Proposal No. 2. The approval of the amendment and restatement of our Certificate of Incorporation (including the reverse stock split) requires the affirmative vote “FOR” such proposal by a majority of the votes entitled to be cast by holders of outstanding shares of Voting Stock, all voting as a single class. For purposes of Proposal No. 2, abstentions or broker non-votes will have the same effect as votes against the proposal because approval of this matter requires a majority of the votes entitled to be cast by the outstanding shares of Voting Stock.

Votes Required for Proposal No. 3. The approval of the amendment of our amended and restated Certificate of Incorporation to reduce the authorized number of Common Stock requires the affirmative vote “FOR” such proposal by (a) a majority of the votes entitled to be cast by the holders of outstanding shares of the Company’s Common Stock, and (b) a majority of the votes entitled to be cast by holders of outstanding shares of Voting Stock, all voting as a single class. For purposes of Proposal No. 3, abstentions or broker non-votes will have the same effect as votes against the proposal because approval of this matter requires a majority of the votes entitled to be cast by the outstanding shares of Voting Stock.

Votes Required for Proposal No. 4. The approval of any and all other proposals requires the affirmative vote “FOR” such proposal by a majority of the votes entitled to be cast by holders of outstanding shares of Voting Stock present, in person or by proxy, and entitled to vote at the Annual Meeting, all voting as a single class. For purposes of such proposals, abstentions will have the same effect as votes against the proposal and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum.

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Proposal Nos. 1, 2 and 3 are non-routine matters under the rules that govern proxy voting by brokers. Accordingly, brokers will not be permitted to vote on these proposals without receiving voting instructions, and thus we expect there may be broker non-votes with respect to these proposals.

Voting of Proxies

The outstanding shares of Voting Stock represented by all properly executed proxies received prior to the vote at the Annual Meeting will be voted as specified in the proxy. Unless contrary instructions are indicated on the proxy, the outstanding shares of Voting Stock represented by such proxy will be voted (a) “FOR” the election of each of Henri J. Chaoul, Ph.D., Michel Daher, Mark Daher, Michael Gooch, Patricia Kemp, Edwin L. Knetzger, III, H. Eugene Lockhart, George O’Krepkie and Thomas M. Thees as directors of the Company, (b) “FOR” the amendment and restatement of the Company’s Certificate of Incorporation to (i) effect a 1 for 400 reverse stock split, and (ii) restate the numerous previous amendments in a single certificate, (c) “FOR” the amendment of the Company’s amended and restated Certificate of Incorporation to reduce the number of authorized shares of the Company’s Common Stock, and (d) except as otherwise noted below, for any adjournment postponement or continuation of the Annual Meeting authorized by the Board of Directors. We currently know of no other business to be brought before the Annual Meeting other than as described herein. If any other matters are presented properly to the stockholders for action at the Annual Meeting and any adjournments, postponements or continuations thereof, the proxy holders named in the enclosed proxy intend to vote in their discretion on all matters on which the outstanding shares of Voting Stock represented by such proxy are entitled to vote.

The stockholders of the Company have no dissenters’ rights or appraisal rights in connection with any of the proposals described herein.

Revocability of Proxies

You can change your vote at any time before the vote is taken at the Annual Meeting. You can do this in one of three ways. First, you can send a written notice dated later than your proxy card stating that you would like to revoke your current proxy. Second, you can complete and submit a new proxy card dated later than your original proxy card. If you choose either of these two methods, you must submit your notice of revocation or your new proxy card to the Secretary of the Company. The Secretary of the Company must receive the notice or new proxy card before the vote is taken at the Annual Meeting. Third, you can attend the Annual Meeting and vote in person. Simply attending the Annual Meeting, however, will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions received from your broker as to how to change your vote.

Stockholder Communications to the Board of Directors; Annual Report

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 as filed with the Securities and Exchange Commission accompanies this Proxy Statement. The Annual Report contains financial and other information about the activities of the Company, including consolidated financial statements for the year ended December 31, 2011. Except as expressly set forth in this Proxy Statement, the Annual Report is not incorporated into this Proxy Statement or considered part of the proxy materials.

Stockholders and other interested parties may contact the Board of Directors, any individual directors or any group or committee of directors (including committee chairs) by mail. To communicate via mail with the Board of Directors, any individual directors or any group or committee of directors (including committee chairs), correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be addressed to Bonds.com Group, Inc, Attention: Secretary, 1500 Broadway, 31st Floor, New York, NY 10036.

All communications received as set forth in the preceding paragraph will be opened by the office of the Company’s Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board of Directors or any group or committee of directors, the Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

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Upon written request addressed to the Secretary of the Company, copies of the Annual Report on Form 10-K will be furnished, without exhibits, without charge to any person whose proxy is being solicited in connection with this Proxy Statement. Requests and inquiries should be addressed to Bonds.com Group, Inc., Attention: Secretary, 1500 Broadway, 31st Floor, New York, NY 10036.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Annual Meeting, nine directors will be elected to a one-year term expiring at the 2013 Annual Meeting of Stockholders. Unless otherwise specified, the enclosed proxy will be voted “FOR” the election of the Board of Directors’ nominees, Henri J. Chaoul, Ph.D., Michel Daher, Mark Daher, Michael Gooch, Patricia Kemp, Edwin L. Knetzger, III, H. Eugene Lockhart, George O’Krepkie and Thomas M. Thees. Neither management nor the Board of Directors knows of any reason why such nominees would be unavailable to serve as a director. Discretionary authority may be exercised by the proxy holders named in the enclosed proxy to vote for a nominee proposed by the Board of Directors if any of them becomes unavailable for election.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF MESSRS.

CHAOUL, DAHER, GOOCH, KNETZGER, DAHER, LOCKHART, O’KREPKIE AND THEES AND MS. KEMP AS DIRECTORS OF THE COMPANY

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

Certain information with respect to our directors and our executive officers, as of October 31, 2012, appears below and was furnished in part by each such person.

Name	Age	First Elected	Position(s) Held with the Company
Edwin L. Knetzger, III	60	August 2009	Chairman of the Board of Directors; Chairman of the Corporate Governance and Nominating Committee

Michel Daher	51	December 2011	Director

Henri J. Chaoul, Ph.D.	45	December 2011	Director; Chairman of the Audit Committee and Member of the Compensation Committee

Michael Gooch	53	December 2011	Director; Member of the Compensation Committee

Thomas M. Thees	51	May 2012	Director and Chief Executive Officer

Patricia Kemp	50	February 2011	Director; Member of the Audit Committee and Chair of the Compensation Committee

H. Eugene Lockhart	62	February 2011	Director; Member of the Corporate Governance and Nominating Committee

George O’Krepkie	47	February 2011	Director and President

John M. Ryan	60	February 2011	Chief Financial Officer and Chief Administrative Officer

Mark Daher	22	October 2012	Director

Edwin L. Knetzger, III is Chairman of our Board of Directors. Mr. Knetzger is one of the co−founders of Greenwich Capital Markets, Inc., a leading fixed income institutional investor, where he previously served at various times as President, Chief Executive Officer and Chairman from 1981 to 2003. Prior to joining Greenwich Capital Markets, Inc., Mr. Knetzger was employed by Kidder Peabody & Company where he served as Co−Manager and Head Trader of the Government Bond Trading Department from 1975 to 1980. Mr. Knetzger also serves on the boards of Paul Newman’s The Hole In The Wall Gang Camp and The Hole In The Wall Gang Association, which are non−profit organizations for children and families afflicted by cancer and serious blood diseases. Mr. Knetzger received a Bachelor of Arts and a Master of Business Administration from University of Virginia.

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Patricia Kemp joined our Board of Directors on February 2, 2011. Ms. Kemp is a Director of Financial Services Technology at Oak Investment Partners. Ms. Kemp joined the firm in February 2003 and focuses on the firm’s investments in the financial services information technology space. Ms. Kemp has over 11 years of senior management experience at Cendant Corporation. At various times, she was responsible for the marketing, operations or general management of a variety of direct marketing credit card affinity programs, the Entertainment Publications subsidiary, and the Welcome Wagon and Getting to Know You subsidiaries. Ms. Kemp serves on the boards of directors of private companies that Oak Investment Partners has invested in, including TxVia, Inc. and Kuaipay. She holds an M.B.A. from Stanford University’s Graduate School of Business and a B.A. from Stanford University.

H. Eugene Lockhart joined our Board of Directors on February 2, 2011. Since 2005, Mr. Lockhart has served as a partner and chairman, Financial Institutions, Diamond Castle Holdings, LLC in New York, a private equity investment firm. Mr. Lockhart is a director and audit committee chairman of RadioShack Corporation (NYSE: RSH), a retail seller of consumer electronic goods and services, a director and audit committee chairman and compensation committee member of Huron Consulting (NASDAQ: HURN), a provider of operational and financial consulting services, and a director and compensation committee member of Asset Acceptance Capital Corp. (NASDAQ: AACC), a purchaser of accounts receivable portfolios from consumer credit originators. Previously, he had served on the board of IMS Health Incorporated, a global provider of information solutions to the pharmaceutical and healthcare industries, until February 2010. Since 2002, Mr. Lockhart has been a venture partner at Oak Investment Partners, a multi-billion dollar venture capital firm. Prior to that, from 2000 to 2002, he served as chairman and chief executive officer of New Power Holdings, a retail provider of energy to homes and small businesses throughout the United States. From 1999 to 2000, Mr. Lockhart was president of Consumer Services for AT&T. His prior positions include president of Global Retail Bank and Bank of America, as well as president and chief executive officer of MasterCard International. Mr. Lockhart received his B.S. in Mechanical Engineering from the University of Virginia and his MBA from The Darden Graduate School of Business at the University of Virginia. In addition, Mr. Lockhart is a CPA, licensed in the Commonwealth of Virginia.

Michel Daher joined our Board of Directors in December 2011. In 2003, Mr. Daher founded Master Global Assets, an investment vehicle charged with managing the Daher family’s investment activities. In 2009, Mr. Daher co-founded and since then serves as Chairman of the Board of Master Capital Group SAL, what has become the largest non-bank affiliated dealer broker that specifically caters to the Middle East and North Africa. In 2010, Mr. Daher founded a private equity fund targeting the FMCG sector in the Levant area. Mr. Daher also serves on the board of Victor IB Holdings, an Equities and Options broker for small institutional investors as well as high net worth individuals in the United States. Mr. Daher serves on the board of the Association of Lebanese Industrials for being the founder and owner of two of the largest FMCG production and distribution companies in the region. Between 2007 and 2010, Michel served on the board of Forex Capital Markets LLC as one of the company’s largest shareholders.

Mark Daher joined our Board of Directors in October 2012. Mr. Daher is a Managing Director at Daher Capital. Mr. Daher joined Daher Capital in 2007. Mr. Daher’s current work also involves leading Master Capital Group, a large affiliated dealer broker that specifically caters to the Middle East and North Africa and is regulated by the Central Bank of Lebanon. Mr. Daher also serves as a member of the Board of Directors of Daher Foods and Master Capital Group. He holds a B.S. in Economics and Finance from the Lebanese American University.

Michael Gooch joined our Board of Directors in December 2011. Mr. Gooch has been the Chairman of the Board of Directors and Chief Executive Officer of GFI Group Inc. since he founded the company in 1987. Prior to founding GFI Group, Inc., Mr. Gooch worked for the Refco Group, Bierbaum Martin, Harlow Meyer Savage, Citibank and Tullet & Riley. Mr. Gooch has over three decades of experience in the wholesale brokerage industry.

Henri J. Chaoul, Ph.D. joined our Board of Directors in December 2011. Dr. Chaoul is an independent consultant advising several clients in the Middle East regarding investment opportunities. Dr. Chaoul has served on the board of Master Capital Group SAL since 2009, a financial broker based in the Lebanon that introduces cutting-edge financial trading platforms to clients in the Middle East and North Africa. Concurrently, Dr. Chaoul serves also on the board of CreditBank, a commercial bank based in the Lebanon and one

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of its top 5 commercial lenders, where he is a member of the Board Audit Committee and President of the Board Risk Management Committee. From time to time, Dr. Chaoul lectures MBA students on investment banking and corporate finance at the Olayan School of Business of the American University of Beirut. From 2009 to 2012, Dr. Chaoul served as Chief Executive Officer of Master Capital Group SAL. In 2008 and 2009, Dr. Chaoul has co-founded the first hedge fund operations in the Middle East. Prior to that, between 2004 and 2008, Dr. Chaoul was a Managing Director at the Credit Suisse in London, running Europe’s Buy-Side Insights Group, the specialized practice that dealt with all corporate finance issues of the investment bank of Credit Suisse. Between 2002 and 2004, Dr. Chaoul was the Global Managing Partner of KPMG’s economic consulting practice and was based in Paris. Earlier, and between 2000 and 2002, Dr. Chaoul was a Partner of Monitor Group, a strategy consulting firm and co-started its Chicago office. Between 1994 and 2002, Dr. Chaoul was a Principal of A.T. Kearney, a management consulting practice, focusing on development of value-based management strategies. Dr. Chaoul received his B.A. in Economics from the American University of Beirut and his Masters and Doctorate degree in Economics from Columbia University in New York City.

Thomas M. Thees joined the Company as a managing director on May 10, 2012. On May 16, 2012, Mr. Thees was elected as a director and appointed as Chief Executive Officer effective June 1, 2012. Prior to joining the Company, Mr. Thees served most recently as Head of Investment Grade Credit and formerly as co−head of Fixed Income for Jefferies & Co., and previously served as Chief Operating Officer of MarketAxess Holdings, Inc. Mr. Thees spent 17 years in senior management positions of increasing responsibility at Morgan Stanley & Co., 5 years at Goldman Sachs Group, Inc., and also Citibank NA, and A.G. Becker & Co. Mr. Thees has served on the Board of Directors of the Bond Market Association (now SIFMA), including as Chairman of its Investment Grade Committee, and he is a member of the Georgetown University Board of Regents, and just completed his tenure as the Interim CEO and Board Chairman for the Visiting Nurses Association Health Group. He graduated from Georgetown University with an AB degree in International Relations, where he was a George F. Baker Scholar.

George O’Krepkie was appointed as our President on February 2, 2011. Prior to being appointed as President, Mr. O’Krepkie was employed as our Head of Sales since December 2009. Prior to joining the Company, Mr. O’Krepkie was Director of Fixed Income for BTIG LLC, an institutional brokerage and fund services company that provides order execution, ECN services, outsource trading and brokerage services, from January 2009 to December 2009. From July 1999 until September 2008, Mr. O’Krepkie was employed with MarketAxess Holdings, Inc., which operates an electronic trading platform, most recently as its Head of Dealer Relationship Management. Mr. O’Krepkie graduated from the University of Maryland.

John M. Ryan was appointed as our Chief Administrative Officer on February 2, 2011 and to the additional post of Chief Financial Officer in September 2011. Prior to that Mr. Ryan was employed by the Company in various capacities since approximately January 2010. Prior to joining the Company, Mr. Ryan was the Business Administration Director at Shortridge Academy Ltd., a co-educational therapeutic boarding school in New Hampshire, for approximately five years. Mr. Ryan continues to be a member of Shortridge Academy’s Board of Directors and its part-time CFO. From 2002 to 2003, Mr. Ryan was a Managing Director, CFO and CAO of Zurich Capital Markets, Inc. While at Zurich Capital Markets, Mr. Ryan served as a Director and Chair of the Audit Committee of Zurich Bank (Ireland). Mr. Ryan was previously with Greenwich Capital Markets from 1985 to 2001 in various management roles and was CFO when he left. He is a graduate of Trinity College Dublin and is a member of the Institute of Chartered Accountants in Ireland.

The size and composition of our Board is the subject of detailed voting arrangements among the Company and certain of our stockholders. Such voting arrangements are described below under “Voting Arrangements.” In addition to those voting arrangements, the Board considered the following experience and attributes of Messrs. Knetzger, Daher, Chaoul, Daher, Gooch, Thees, O’Krepkie, and Lockhart and Ms. Kemp:

Edwin L. Knetzger, III

●	Leadership and operating experience in the fixed income securities industry, including as co−founder, President, Chief Executive Officer and Chairman of Greenwich Capital Markets, Inc.

●	Outside board of director experience as a director of Morgan’s Hotel Group (NASDAQ: MHGC).

●	Affiliation with a significant investor in the Company.

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Henri J. Chaoul, Ph.D.

●	Leadership and operating experience in the financial services industry, including as co−founder of a hedge fund and as a prior Chief Executive Officer of Master Capital Group SAL.

●	Outside board of director experience as a director of CreditBank.

●	Significant investment banking and management consulting experience covering a number of industries and regions in the world.

Michel Daher

●	Leadership and operating experience in the financial services industry, including as co-founder of the first hedge fund operations in the Middle East, as well as current responsibilities as Chairman of the largest non-bank affiliated dealer-broker in Lebanon.

●	Outside board of director experience as a director of Victor IB Holdings and a previous director of Forex Capital Markets.

Patricia Kemp

●	Leadership and management experience at Cendant corporation.

●	Extensive experience of investing in the financial services and technology space, and on board of directors of those companies.

H. Eugene Lockhart

●	Leadership and senior management experience in financial services and technology organizations, including as President and CEO of MasterCard International, President of the Global Retail Bank and Senior Vice Chairman of BankAmerica Corporation, President of Consumer Services at AT&T, and President and Chief Executive Officer of New Power Holdings.

●	Outside board of director experience, including as a director and audit committee chairman of RadioShack Corporation (NYSE: RSH), a director and audit committee chairman and compensation committee member of Huron Consulting (NASDAQ: HURN) and a director and compensation committee member of Asset Acceptance Capital Corp. (NASDAQ: AACC).

Michael Gooch

●	Leadership and senior management experience at a major financial services and brokerage firm as founder, chairman and CEO of the GFI Group, Inc.

●	Over thirty years experience in the brokerage industry.

●	Success in founding and building a financial services company into a dominant participant in its part of the market.

Thomas M. Thees

●	Chief Executive Officer of the Company.

●	Prior success and significant operational experience in the electronic bond-trading business.

●	Significant success and leadership experience in the bond industry.

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George O’Krepkie

●	President and former Head of Sales of the Company.

●	Prior success and significant sales and operational experience with a competitor of the Company.

Mark Daher

●	Leadership, management and operating experience in the financial services industry.

●	Outside board of director experience as a member of the board of directors of Daher Foods and Master Capital Group.

Voting Arrangements

John J. Barry, III and Holly A.W. Barry, Duncan Family, LLC (an affiliate of John Barry, III), Otis Angel LLC (an affiliate of John J. Barry, IV), Siesta Capital LLC (an affiliate of John J. Barry, IV), the John J. Barry Revocable Trust u/a/d November 9, 2001, and Bond Partners LLC (an affiliate of John J. Barry, IV) (collectively, the “Barry Stockholders”) and Fund Holdings LLC are parties to a Voting Agreement, dated December 31, 2009 (the “Voting Agreement”). Pursuant to the Voting Agreement, the Barry Stockholders are obligated to vote their voting shares (1) for the nomination and election of Edwin L. Knetzger, III as a director of the Company, (2) for the election of nominees proposed for election as independent directors by the Board’s Corporate Governance and Nominating Committee, and (3) against the removal of Mr. Knetzger other than for malfeasance.

The Voting Agreement will terminate automatically on the earlier of (1) at any time by mutual agreement between Fund Holdings LLC and the Barry Stockholders, (2) December 31, 2012, (3) the date on which Fund Holdings LLC no longer owns at least 10% of the shares held by it on the date of the Voting Agreement, and (4) the date on which the Barry Stockholders no longer collectively own at least 10% of the shares held by them on the date of the Voting Agreement.

The Company, Daher Bonds Investment Company (“DBIC”), Mida Holdings (“Mida”), Oak Investment Partners XII, Limited Partnership (“Oak”), GFINet Inc. (“GFI”), Bonds MX, LLC and other security holders of the Company are parties to a Series E Stockholders’ Agreement dated December 5, 2011, which was amended on May 16, 2012 (the “Series E Stockholders’ Agreement”).

Pursuant to the Series E Stockholders’ Agreement, for so long as the holders of the Company’s Series E Convertible Preferred Stock, Series E-1 Convertible Preferred Stock and Series E-2 Convertible Preferred Stock (the “Series E Stockholders”) collectively own at least 25% of the shares of Series E Convertible Preferred Stock and/or Series E-2 Convertible Preferred Stock issued to them (or 25% of the shares of the Company’s Common Stock issued upon the conversion thereof), (a) the Company is required to nominate and use its reasonable best efforts to cause to be elected and cause to remain a director on the Board and (b) each Series E Stockholder is required to vote all shares of voting capital stock of the Company owned by it, so as to elect, and not to vote to remove, one person designated in writing collectively by the Series E Stockholders (the “Series E Designee”). Subject to the following sentence, the consent of each of the Series E Stockholders holding at least 8% of the outstanding shares of the Company’s Series E Convertible Preferred Stock or Series E-2 Convertible Preferred Stock as of the date of the Series E Stockholders’ Agreement is required in respect of the designation of the Series E Designee. Notwithstanding the foregoing, for so long as Oak continues to own at least 25% of the shares of the Company’s Series E Convertible Preferred Stock acquired by it (or 25% of the Company’s Common Stock issued upon the conversion thereof), the Series E Designee shall be designated by Oak in its sole discretion.

Additionally, pursuant to the original Series E Stockholders’ Agreement (as amended), (a) for so long as Oak continues to own at least 25% of the shares of the Company’s Series E Convertible Preferred Stock or Series E-2 Convertible Preferred Stock acquired by it (or 25% of the Company’s Common Stock issued upon the conversion thereof), (i) the Company is required to nominate and use its reasonable best efforts to cause to be elected and cause to remain a

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director on the Board and (ii) each Series E Stockholder is required to vote all shares of voting capital stock of the Company owned by it, so as to elect, and not to vote to remove, two people designated by Oak (the “Oak Designee”), which the Oak Designee shall, for the avoidance of doubt, be in addition to Oak’s rights in respect of the Series E Designee; (b) for so long as DBIC and/or Mida continue to own, in the aggregate, at least 25% of the shares of the Company’s Series E-2 Convertible Preferred Stock acquired by them (or 25% of the Common Stock issued upon the conversion thereof), (i) the Company is required to nominate and use its reasonable best efforts to cause to be elected and cause to remain a director on the Board and (ii) each Series E Stockholder is required to vote all shares of voting capital stock of the Company owned by it, so as to elect, and not to vote to remove, three people designated by DBIC and Mida; and (c) for so long as GFI continues to own at least 25% of the shares of Series E Convertible Preferred Stock or Series E-2 Convertible Preferred Stock acquired by it (or 25% of the Common Stock issued upon the conversion thereof), (i) the Company is required to nominate and use its reasonable best efforts to cause to be elected and cause to remain a director on the Board and (ii) each Series E Stockholder is required to vote all shares of voting capital stock of the Company owned by it, so as to elect, and not to vote to remove, one person designated by GFI.

The original Series E Stockholders’ Agreement (as amended) also provides each stockholder party to the Series E Stockholders’ Agreement is required to vote, or cause to be voted, all voting shares owned by such stockholder (or over which such stockholder has voting control), from time to time and at all times, in whatever manner as shall be necessary to ensure that the size of the Board shall be set and remain at no more than ten directors.

Patricia Kemp, H. Eugene Lockhart, Michel Daher, Henri J. Chaoul, Ph.D., Mark Daher and Michael Gooch each were elected to the Board of Directors pursuant to the foregoing obligations under the Series E Stockholders’ Agreement.

CORPORATE GOVERNANCE

Director Independence

Currently, the Company is not subject to the requirements of a national securities exchange or an inter-dealer quotation system with respect to the need to have any of our directors be independent. While our Corporate Governance Guidelines provide that our Board of Directors should satisfy certain independence standards, such guidelines permit the directors to satisfy alternative requirements as may be determined by our Board of Directors from time to time.

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None of the current members of the Board of Directors are independent under the current NYSE or NASDAQ listing standards because they all either are officers of the Company or are affiliated with investors that have material arrangements with the Company.

Meetings of the Board of Directors

The Board of Directors held 34 meetings in 2011. During 2011, no director attended fewer than 75% of the meetings of the Board of Directors or fewer than 75% of the meetings of any committee of the Board of Directors on which he or she was a member. The Company invites the Board of Directors to its annual stockholders meeting, but does not require them to attend.

Board Committees

Currently, the Company is a smaller reporting company whose Common Stock is authorized for quotation on the OTCQB market (operated by the OTC Market Group Inc.) and is not subject to the requirements of a national securities exchange or an inter-dealer quotation system with respect to the establishment and maintenance of any standing committees. Nevertheless, the Board of Directors currently has a standing Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee.

Audit Committee

The Audit Committee of the Board of Directors held 5 meetings in 2011. The Audit Committee currently consists of 2 members: Dr. Chaoul (Chairman) and Ms. Kemp. The Audit Committee has adopted a written charter, a copy of which is available on the Company’s website at www.bonds.com under the heading “Investor Relations” or in print upon written request addressed to the Secretary of the Company, without charge to any person. Requests should be addressed to Bonds.com Group, Inc., Attn: Secretary, 1500 Broadway, 31st Floor, New York, NY, 10036.

The Audit Committee makes recommendations to the Board of Directors concerning the engagement of independent auditors, reviews with the independent auditors the plans and results of the audit engagement, reviews the independence of the independent auditors and considers the range of audit and non-audit fees. The members of the Audit Committee are not “independent,” as that term is defined under NYSE and NASDAQ listing standards. The Company is not subject to the NYSE or NASDAQ listing standards, and the committee members are Board designees of our investors pursuant to the terms of the Series E Stockholders’ Agreement. The Audit Committee does not have an independent director who is acting as our “audit committee financial expert” within the meaning of the rules and regulations of the SEC. The Company is not subject to the requirements that it have an audit committee financial expert. The Board has determined, however, that the members of the Audit Committee are able to read and understand fundamental financial statements and have substantial business experience that results in their financial sophistication. Accordingly, the board believes that the members of the audit committee have the sufficient knowledge and experience necessary to fulfill their duties and obligations required to serve on the Audit Committee. In light of the foregoing and practical considerations related to the Company’s size and stage or development, the Company does not believe it needs an audit committee financial expert at this time.

Compensation Committee

The Compensation Committee of the Board of Directors held 12 meetings in 2011. Dr. Chaoul, Mr. Gooch and Ms. Kemp (Chair) are the current members of this committee. The members of the Compensation Committee are not “independent,” as that term is defined under current NYSE and NASDAQ listing standards. The Company is not subject to the NYSE and NASDAQ listing standards, and the committee members are Board designees of our investors pursuant to the terms of the Series E Stockholders’ Agreement. The Compensation Committee determines compensation for the Chief Executive Officer and other executive officers of the Company. The Compensation Committee has adopted a written charter, a copy of which is available on the Company’s website at www.bonds.com under the heading “Investor Relations” or in print upon written request addressed to the Secretary of the Company, without charge to any person. Requests should be addressed to Bonds.com Group, Inc., Attn: Secretary, 1500 Broadway, 31st Floor, New York, NY, 10036.

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The Compensation Committee evaluates the Chief Executive Officer’s and other executive officer’s performance annually, and determines and approves the Chief Executive Officer’s and other executive officer’s compensation levels based on those evaluations. In determining the compensation of our executive officers other than our Chief Executive Officer, the Compensation Committee takes into account the recommendations and evaluations from our Chief Executive Officer.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee of the Board of Directors held 3 meetings in 2011. Messrs. Mr. Knetzger (Chairman) and Mr. Lockhart are the current members of this committee. The current members of the Corporate Governance and Nominating Committee are not “independent,” as that term is defined under current NYSE and NASDAQ listing standards. The Corporate Governance and Nominating Committee recommends individuals for election to the board of directors for vote by the stockholders at the annual meeting. The Corporate Governance and Nominating Committee has adopted a written charter, a copy of which is available on the Company’s website at www.bonds.com under the heading “Investor Relations” or in print upon written request addressed to the Secretary of the Company, without charge to any person. Requests should be addressed to Bonds.com Group, Inc., Attn: Secretary, 1500 Broadway, 31st Floor, New York, NY, 100366.

The size and composition of the Company’s Board is the subject of detailed voting arrangements described elsewhere in this Proxy Statement. In addition to considering the impact and requirements of these voting arrangements, the Corporate Governance and Nominating Committee expects to fulfill its responsibility for nominating directors by reviewing the composition of the full Board to determine the qualifications and areas of expertise needed to further enhance the composition of the Board and work with the full Board, management and others in identifying and attracting candidates with those qualifications.

The Corporate Governance and Nominating Committee will consider director candidates recommended by stockholders. To have a candidate considered by the Corporate Governance and Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information:

●	The name of the stockholder and evidence of the person’s ownership of Company stock, including the number of shares owned and the length of time of ownership; and

●	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company and the person’s consent to be named as a director if selected by the Corporate Governance and Nominating Committee and nominated by the Board of Directors.

The stockholder recommendation and information described above must be sent to the Secretary of the Company at 1500 Broadway, 31st Floor, New York, NY, 10036 and must be received by the Secretary not less than 60 days nor more than 90 days prior to the anniversary date of the Company’s most recent annual meeting of shareholders.

Nominees may be suggested by directors, members of management, or stockholders (as discussed above). In identifying and considering each potential candidate for nomination to the Board of Directors (including those recommended by stockholders), the Corporate Governance and Nominating Committee considers a number of criteria set forth in the Company’s Corporate Governance Guidelines, including, without limitation, a potential candidate’s (i) diversity of viewpoints, background, experience and other demographics, and (ii) ability to devote the time and effort necessary to fulfill his or her responsibilities to the Company. In addition to the requirements set out in the Company’s Corporate Governance Guidelines and its charter, the Corporate Governance and Nominating Committee considers a potential candidate’s judgment, integrity, independence, understanding of the Company’s business or other related industries, quality of experience, the needs of the Company, the range of talent and experience already represented on the Board of Directors, and such other factors it determines are pertinent in light of the then current needs of the Board of Directors.

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Code of Ethics

The Company has adopted a “Code of Business Conduct and Ethics,” which applies to the Board of Directors and the Company’s officers and employees (the “Code of Ethics”). The Code of Ethics is intended to focus the Board of Directors, the individual directors and the Company’s executive officers and employees on areas of ethical risk, help them recognize and deal with ethical issues, provide mechanisms to report unethical conduct, and foster a culture of honesty and accountability. The Code of Ethics covers areas of personal conduct relating to service on the Board of Directors and as an executive officer or employee of the Company, including conflicts of interest, unfair or unethical use of corporate opportunities, strict maintenance of confidential information, compliance with laws and regulations and oversight of ethics and compliance by employees of the Company.

The full text of the Code of Ethics is available on our website at www.bonds.com under the heading “Investor Relations” or in print upon written request addressed to the Secretary of the Company, without charge to any person. Requests should be addressed to Bonds.com Group, Inc., Attn: Secretary, 1500 Broadway, 31st floor, New York, NY 10036.

Corporate Governance Guidelines

The Company has adopted Corporate Governance Guidelines, which provide guidelines on director qualifications and expectations, responsibilities of key board committees, director compensation, and other subjects concerning corporate governance. The full text of the Corporate Governance Guidelines are available on the Company’s website, at www.bonds.com under the heading “Investor Relations” or in print upon written request addressed to the Secretary of the Company, without charge to any person. Requests should be addressed to Bonds.com Group, Inc., Attn: Secretary, 1500 Broadway, 31st floor, New York, NY 10036.

Board Leadership Structure

A non-employee director serves as our Chairman of our Board. The Company has separated the Chairman and Chief Executive Officer functions to provide greater oversight and accountability within the Company. The Chairman is not an independent director under the listing standards of the NYSE or NASDAQ. Currently, our Board is comprised of nine directors, none of whom satisfy such independence standards. We are not currently subject to any requirements that a majority of our Board be comprised of independent directors. However, a majority of our Board is comprised of non-employee directors. Additionally, the Company and certain of our stockholders are subject to agreements regarding the size and composition of our Board of Directors (such as the Series E Stockholders’ Agreement which is described elsewhere in this Proxy Statement). In light of these factors, and based on our size and stage of development, we believe that our Board leadership structure is appropriate for the time being.

Board Role in Risk Oversight

Our Board of Directors has delegated responsibility for risk oversight to our Audit Committee. We anticipate that our Audit Committee will work with management to identify, monitor and address key risks, and that management or our Audit Committee will periodically report to the Board on these matters.

PROPOSAL NO. 2

AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION TO effect a 1 for 400 reverse stock split AND restate the ORIGINAL CERTIFICATE OF INCORPORATION AND numerous previous amendments in a single certificate

Proposal

The Board of Directors proposes to amend and restate our Certificate of Incorporation to (i) effect a 1 for 400 reverse stock split of our Common Stock outstanding and held of record on the date on which the reverse stock split becomes effective and to restate the numerous previous amendments in a single certificate. Pursuant to the reverse stock split, each 400 shares of the Company’s Common Stock outstanding on the date the Amendment and Restatement to Certificate of Incorporation (the “Amended and Restated Charter”) is filed with the Secretary of State of the State of Delaware (the “Pre-Split Common Shares”) will be converted automatically into 1 share of the Company’s Common Stock created by the filing of the Amended and Restated Charter (the “Post-Split Common Shares”). The Amended and Restated Charter is attached to this Proxy Statement as Appendix A.

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The reverse stock split will occur automatically without any action on the part of holders of the Company’s Common Stock and without regard to the date certificates representing Pre-Split Common Shares are physically surrendered for new certificates. After the reverse stock split, holders of our Common Stock will hold one-four hundredth as many shares compared to the number held before the reverse stock split.

The reverse stock split will affect all of our stockholders uniformly and will not, in and of itself, affect any stockholder’s percentage ownership interests or voting rights in the Company, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share, as described below. However, under the Amended and Restated Charter, the Board of Directors can issue additional shares of Common Stock without shareholder approval, which would have the effect of diluting existing holders of our Common Stock. There are no specific understandings, arrangements, or agreements with respect to any future issuance of shares of our Common Stock, except for preemptive rights under the Series E Stockholders’ Agreement discussed elsewhere in this Proxy Statement and warrants to purchase shares of our Common Stock or Preferred Stock.

Our Certificate of Incorporation includes our original Certificate of Incorporation setting forth our prior name and numerous amendments that have been adopted in previous years. By restating our original Certificate of Incorporation and such amendments in the Amended and Restated Charter, the Company seeks to improve the conciseness and readability of our Certificate of Incorporation.

Reasons for the Amended and Restated Charter

Reverse Stock Split

The Board of Directors believes that the low per-share market price of the Company’s Common Stock impairs the acceptability of such Common Stock to certain members of the investing public, including institutional investors, as well as adversely affecting our ability to raise additional working capital. Due to the current low price of the Company’s Common Stock, the Company’s credibility as a viable business enterprise is negatively impacted. No assurance exists that any positive impact in these or other matters will result from the proposed action. Further, there is no assurance that the Company will not undertake an additional split in the future.

In addition, the Board believes that the reverse stock split and anticipated increase per share price of our Common Stock should also enhance the acceptability and marketability of such Common Stock to the financial community and investing public. Certain institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses also frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks due to, among other reasons, the trading volatility often associated with lower-priced stocks. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.

Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Common Stock. It should be noted that the liquidity of our Common Stock may be adversely affected by the proposed reverse stock split given the reduced number of shares that will be outstanding after the reverse stock split. The Board of Directors is hopeful, however, that the anticipated higher market price inherent in some of the policies and practices of institutional investors and brokerage houses described above will occur. But no assurance exists that the opinions of the Company will prove correct.

Additionally, some of our stockholders may own “odd-lots” of fewer than a 100 shares following a reverse stock split. A purchase or sale of fewer than 100 shares may result in incrementally higher trading costs through certain brokers. The Board believes, however, that these potential effects would be outweighed by the potential benefits of the reverse stock split.

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Restatement of Original Certificate of Incorporation and Prior Amendments

Our Certificate of Incorporation includes our original certificate of incorporation under our prior name and numerous amendments that have been adopted in previous years. Reviewing the Certificate of Incorporation can be a more challenging and time-intensive process when a reader has to review the original certificate of incorporation and numerous amendments to interpret the provisions in our Certificate of Incorporation than when all of the provisions are concisely stated in a single certificate. By restating our original certificate of incorporation and such amendments in the Amended and Restated Charter, the Company seeks to improve the conciseness and readability of its certificate of incorporation.

Potential Anti-Takeover Effect of Reverse Stock Split and Authorized but Unissued Shares

Because the reverse stock split results in a decreased number of issued and outstanding shares of the Company’s Common Stock, it may be generally construed as having an anti-takeover effect. The reverse stock split is not being undertaken by the Board of Directors for this purpose, and the Company is not aware of any party’s interest in or efforts to engage in a hostile takeover attempt as of the date of this Proxy Statement. Additionally, this anti-takeover effect is decreased because the Company currently is controlled by a few large investors.

Additionally, if the proposed reverse stock split occurs but a proportionate reduction in the number of authorized shares of Common Stock does not occur with such reverse stock split, there is effectively an increase in the amount of authorized shares of Common Stock available for future issuances by the Company.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If Proposal No. 2 is approved by the requisite vote, the Company intends to file the Amended and Restated Charter with the Secretary of State of the State of Delaware as soon as is practicable thereafter. The reverse stock split will become effective on the date the Amended and Restated Charter is filed (“Stock Split Effective Date”). Beginning on the Stock Split Effective Date, each certificate representing Pre-Split Common Shares will be deemed for all corporate purposes to evidence ownership of Post-Split Common Shares.

As soon as practicable after the Stock Split Effective Date, holders of our Common Stock will be notified that the reverse stock split has been effected. The Company’s transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Stockholders should not destroy any certificate evidencing Pre-Split Common Shares. If your shares of Common Stock are deposited in book entry, your shares will automatically be converted to reflect the reverse stock split without any action on your part.

Fractional Shares

To avoid the existence of fractional Post-Split Common Shares, if a holder of our Common Stock would otherwise be entitled to receive a fractional share, the number of Post-Split Common Shares to be received will be rounded down to the next whole share and such holder will receive, in lieu thereof, cash in a proportional amount equal to the same fraction of the most recent closing price of our Common Stock reported on the OTCQB market (operated by the OTC Market Group Inc.).

Effect of Reverse Stock Split on Stockholders

The proposed reverse stock split will not affect any stockholder’s proportionate equity interest in the Company, except for those stockholders who would receive cash in lieu of fractional shares. Holders of our Common Stock, except with respect to those fractional shares which the Company intends to pay cash in lieu thereof, will continue to be entitled to receive such dividends, if any, as may be declared by the Board of Directors.

Outstanding securities convertible into our Common Stock will be adjusted to reflect the ratio of the reverse stock split if such transaction is effected.

Reservation of Right to Abandon Reverse Stock Split and Revise Amended and Restated Charter

Our Board of Directors reserves the right, notwithstanding stockholder approval of Proposal No. 2 and without further action by our stockholders, to elect not to proceed with filing the Amended and Restated Charter if, at any time prior to filing thereof, our Board of Directors, in its sole discretion, determines that it is no longer advisable or in the best interest of the Company. The Amended and Restated Charter is subject to revision for such changes as may be required by the Delaware Secretary of State and other changes consistent with this proposal that we may deem necessary or appropriate.

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Effect of Reverse Stock Split on Capital Stock

As of October 31, 2012, the Company had outstanding 96,771,340 shares of Common Stock with a par value of $0.0001 per share. Following the reverse stock split, based on the Common Stock as of October 31, 2012, the Company will have approximately 241,928 shares of Common Stock outstanding. The par value of our Common Stock would remain at $0.0001 per share. Because the number of issued and outstanding shares of our Common Stock would decrease but the par value would remain the same after the reverse stock split, the Company’s stated capital would decrease by approximately $9,653, and the Company’s additional paid-in capital account would increase by a corresponding amount. This change in the Company’s capital accounts would be reflected in the Company’s financial statements, along with a notation of the change in issued and outstanding shares of our Common Stock, as a result of the reverse stock split.

Certain Material Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material federal income tax consequences of the reverse stock split to holders of Common Stock that are U.S. persons. This description does not purport to address all potential tax considerations that may be relevant to a holder based on his, her or its particular situation and does not address the tax considerations applicable to holders that may be subject to special tax rules, such as financial institutions; insurance companies; real estate investment trusts; regulated investment companies; grantor trusts; partnerships or other pass-through entities or holders of interests therein; tax-exempt organizations; dealers or traders in securities or currencies; holders that hold Common Stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes or Holders that have a functional currency other than the U.S. dollar; certain U.S. expatriates or long-term U.S. residents; or foreign entities or individuals. This summary applies only to holders who hold their Common Stock as capital assets (generally, property held for investment). In addition, this summary does not address the U.S. federal estate and gift tax, alternative minimum tax, state and local tax, foreign tax, or other tax consequences that may be relevant to a holder of Common Stock.

This summary is included in this Proxy Statement as general information only, and is not intended to be, and should not be construed as, legal or tax advice to any holder of Common Stock. All holders of Common Stock are strongly advised to consult their tax advisors with respect to the application of tax laws to their particular situation.

This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), existing and proposed Treasury Regulations promulgated under the Code, administrative pronouncements and judicial decisions, each as in effect on the date hereof. All of the foregoing are subject to change, possibly with retroactive effect, or to differing interpretations by the Internal Revenue Service (the “IRS”) or a court, which could alter the tax consequences described in this Proxy Statement. We have not sought and do not intend to seek any rulings from the IRS or opinions of counsel regarding the tax consequences described in this Proxy Statement, and accordingly, there is no assurance that the IRS will not successfully challenge any of the tax consequences described in this Proxy Statement.

No gain or loss should be recognized by a holder of our Common Stock upon the exchange of Pre-Split Common Shares for Post-Split Common Shares pursuant to the reverse stock split, except to the extent a holder receives cash in lieu of any fractional shares. In general, absent the applicability of special circumstances, a holder should recognize capital gain or loss upon the receipt of cash in lieu of a fractional share, based on the difference between the cash received and the holder’s tax basis allocable to the fractional share interest.

A holder’s aggregate tax basis in the Post-Split Common Shares received in the reverse stock split would be equal to the aggregate tax basis of his, her or its Pre-Split Common Shares exchanged therefor (less any basis allocable to any fractional share interest that is redeemed, as described above). The holding period for the Post-Split Common Shares will include the period during which the Pre-Split Common Shares surrendered in the reverse stock split were held.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2.

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PROPOSAL NO. 3

AMENDMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REDUCE THE NUMBER OF AUTHORIZED BUT UNISSUED SHARES

The Board of Directors proposes to amend the Amended and Restated Charter to reduce the number of authorized but unissued shares of our Common Stock to 6,000,000. The amendment to the Amended and Restated Charter is attached to this Proxy Statement as Appendix B (the “Amendment”).

The Company’s currently has 1,500,000,000 authorized shares of its Common Stock. If and when the Company effects a 1 for 400 reverse stock split, the number of authorized but unissued shares of its Common Stock will significantly exceed what the Board believes is reasonably necessary for any future issuances. By reducing the number of authorized shares of our Common Stock to 6,000,000 with the Amendment, the Board of Directors seeks to align the Company’s number of authorized shares of its Common Stock to a number that is authorized by other companies of a similar size. Additionally, the Board of Directors seeks a reduction in Delaware state taxes that are levied based, in part, on the number of authorized shares.

Proposal No. 3 is conditioned on stockholder approval of Proposal No. 2, and our Board of Directors could not file the Amendment unless it first files the Amended and Restated Charter to effect the proposed reverse stock split described under Proposal No. 2. Additionally, our Board of Directors reserves the right, notwithstanding stockholder approval of Proposal No. 3 and without further action by our stockholders, to elect not to proceed with filing the Amendment if, at any time prior to filing thereof, our Board of Directors, in its sole discretion, determines that it is no longer advisable or in the best interest of the Company. The Amendment is subject to revision for such changes as may be required by the Delaware Secretary of State and other changes consistent with this proposal that we may deem necessary or appropriate.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3.

PROPOSAL NO. 4

ADJOURNMENT, POSTPONEMENT OR CONTINUATION OF THE ANNUAL MEETING

If at the Annual Meeting, the number of shares of Voting Stock present or represented and voting in favor of Proposal No. 1, Proposal No. 2 or Proposal No. 3 is insufficient to approve any of the proposals, the Company’s management may move to adjourn, postpone or continue the Annual Meeting in order to enable its Board of Directors to continue to solicit additional proxies in favor of Proposal No. 1, Proposal No. 2 or Proposal No. 3. In that event, you will be asked to vote only upon the adjournment, postponement or continuation proposal and not on any other proposals. In this proposal, the Company is asking you to authorize the holder of any proxy solicited by its Board of Directors to vote in favor of adjourning, postponing or continuing the Annual Meeting and any later adjournments. If the Company’s stockholders approve the adjournment, postponement or continuation proposal, the Company could adjourn, postpone or continue the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of Proposal No. 1, Proposal No. 2 or Proposal No. 3, including the solicitation of proxies from stockholders that have previously voted against the proposals. Among other things, approval of the adjournment, postponement or continuation proposal could mean that, even if proxies representing a sufficient number of votes against the other proposals have been received, the Company could adjourn, postpone or continue the Annual Meeting without a vote on the other proposals and seek to convince the holders of those shares to change their votes to votes in favor of the approval of the proposals.

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OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 4.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, generally requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities (“10% owners”) to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors and executive officers and 10% owners are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on review of copies of the reports furnished to us and representations that no other reports were required to be filed during the fiscal year ended December 31, 2011, all Section 16 filing requirements applicable to our directors, executive officers and 10% owners were met, except that (a) John J. Barry, IV failed to timely file certain Form 4 filings with respect to the sale of shares of our Common Stock, (b) Bonds MX, LLC and Robert Jones failed to timely file certain Form 4 filings with respect to the acquisition of beneficial ownership of our Common Stock in February 2011 and December 2011, and (c) Edwin L. Knetzger, III failed to timely file certain Form 4 filings with respect to the acquisition of beneficial ownership of shares of our Common Stock in February 2011.

EXECUTIVE COMPENSATION

The following table sets forth, in summary form, the compensation for the fiscal years ended December 31, 2011 and December 31, 2010 of certain of our current and former executive officers as of the end of our most recently completed fiscal year, who constitute all of the Company’s “Named Executive Officers” for such fiscal years pursuant to Securities and Exchange Commission rules.

Bonds.com Group, Inc.

2011 and 2010 Summary Compensation Table

			Option		All Other		Total
Name and Principal		Salary	Awards		Compensation		Compensation
Position	Year	($)	($)		($)		($)

Michael O. Sanderson	2011	$272,500	$415,365	(7)	$88,597	(4)(11)	$776,462
Chief Executive Officer (1)	2010	$191,520	—		$104,869	(2)	$296,389
George O’Krepkie	2011	$195,000	$283,188	(8)	$433,958	(4)(9)	$912,146
President (3)	2010	$200,417	—		$19,662	(4)	$220,079
Jeffrey Chertoff	2011	$129,306	—		$40,367	(4)(12)	$169,673
Chief Financial Officer (5)	2010	$131,459	—		$0		$131,459
John Ryan	2011	$165,756	$80,945	(10)	$96,933	(4)(13)	$343,634
Chief Administrative Officer(6)/CFO	2010	$159,584	—		$0		$159,584

(1)	Mr. Sanderson was appointed Chief Executive Officer of the Company on February 26, 2010. Mr. Sanderson’s employment terminated in December 2011. See Severance and Separation Agreement note below.

(2)	In 2010, Mr. Sanderson was paid $90,000 in connection with his retention as a payment in lieu of compensation forgone at his previous employer. In addition, the Company paid for 100% of his health and other benefit costs.

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(3)	Mr. O’Krepkie was appointed President of the Company on February 2, 2011. Prior to such date, Mr. O’Krepkie was our Head of Sales. The Company and Mr. O’Krepkie are parties to an Employment Agreement dated February 2, 2011, which is described below under “EMPLOYMENT AGREEMENTS AND POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL.”

(4)	The Company paid 100% of Mr. Chertoff’s, Mr. O’Krepkie’s, Mr. Ryan’s, and Mr. Sanderson’s health and other benefit costs.

(5)	The Company and Mr. Chertoff are parties to an Employment Agreement dated February 2, 2011. Mr. Chertoff resigned from the Company in September 2011.

(6)	Mr. Ryan was appointed Chief Administrative Officer of the Company on February 2, 2011. The Company and Mr. Ryan are parties to an Employment Agreement dated February 2, 2011, which is described below under “EMPLOYMENT AGREEMENTS AND POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL.” In October 2011, Mr. Ryan was appointed to the additional role of Chief Financial Officer.

(7)	On July 14, 2011, Mr. Sanderson was granted the right to purchase a total of 41,051,780 shares of Common Stock at a strike price of $0.075. 25% vested at grant and the remaining rights vest quarterly over a four-year period. These rights originally expired July 14, 2018. Pursuant to the terms of Mr. Sanderson’s Separation Agreement with the Company, the options will continue to vest over 6 calendar quarters from his date of separation. Any unvested shares after such period of time are forfeited.

(8)	In February 2011, Mr. O’Krepkie was granted the right to purchase a total of 41,051,780 shares of Common Stock at various strike prices ranging from $0.7 to $0.105. Approximately 18 million of these options vested at grant date and the balance vest over various period up to 4 years.

(9)	Under Mr. O’Krepkie’s original Employment Agreement dated February 2011, Mr. O’Krepkie was entitled to a performance bonus.

(10)	On July 14, 2011, Mr. Ryan was granted the right to purchase a total of 8,000,000 shares of Common Stock at a strike price of $0.075. 25% vested at grant and the remaining vest quarterly over a four-year period.

(11)	Includes health and other benefits described in footnote four (4) above and a bonus of $70,000.

(12)	Includes health and other benefits described in footnote four (4) above and a bonus of $35,000.

(13)	Includes health and other benefits described in footnote four (4) above, a 2010 bonus of $35,000, and a rental allowance of $44,286.

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Bonds.com Group, Inc.

2011 Outstanding Equity Awards at Fiscal Year-End

	Options Award
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Michael Sanderson(1)	14,111,549	9,621,511	$0.075	04/30/13
George O’Krepkie(2)	18,750,000	—	$0.07	02/02/18
George O’Krepkie(3)	6,191,667	12,558,333	$0.105	02/02/18
George O’Krepkie(4)	1,341,237	2,560,543	$0.075	07/14/18
John Ryan(4)	2,750,000	5,250,000	$0.075	07/14/18

(1)	25% of this option vest at grant and the remaining options vest in equal quarterly installments. Pursuant to the terms of Mr. Sanderson’s Separation Agreement with the Company, the options will continue to vest over 6 calendar quarters from his date of separation. Any unvested shares after such period of time are forfeited.

(2)	This option vested immediately upon grant.

(3)	This option vests in twelve equal quarterly installments beginning on April 1, 2011.

(4)	25% of this option vested immediately upon grant. The balance of this option vests in equal quarterly installments for a period of four (4) years.

2011 DIRECTOR COMPENSATION

	Paid in Cash	Option Awards	All Other Compensation	Total
Name	($)	($)	($)(4)	($)

Edwin L. Knetzger	—	—	68,000	68,000
David S. Bensol(3)	—	—	59,000	59,000
George P. Jameson(3)		—	59,000	59,000
Patricia Kemp (1)(3)	—	184,733	43,000	227,733
H. Eugene Lockhart (2)(3)	—	184,733	42,000	226,733

(1)	Ms. Kemp was awarded an option grant of 6,157,767 shares in July 2011, which were vested fully vested on the grant date. The amounts set forth in the “Option Awards” column represent the aggregate grant date fair value of awards made during the fiscal year ended December 31, 2011 in accordance with ASC Topic 718 of the Financial Accounting Standards Board Accounting Standards Codification. Assumptions used in the calculation of these amounts are included in Note 15 (Share-Based Compensation) to the audited consolidated financial statements included in our Form 10-K for the fiscal year ended December 31, 2011.

(2)	Mr. Lockhart was awarded an option grant of 6,157,767 shares in July 2011, which were vested 100% on grant date. The amounts set forth in the “Option Awards” column represent the aggregate grant date fair value of awards made during the fiscal year ended December 31, 2011 in accordance with ASC Topic 718 of the Financial Accounting Standards Board Accounting Standards Codification. Assumptions used in the calculation of these amounts are included in Note 15 (Share-Based Compensation) to the audited consolidated financial statements included in our Form 10-K for the fiscal year ended December 31, 2011.

(3)	Ms. Kemp and Mr. Lockhart were elected to our Board of Directors on February 2, 2011. Mr. Bensol and Mr. Jameson resigned from the Board of Directors on December 5, 2011.

(4)	The directors earned fees in fiscal year 2011 based on an annual retainer fee and fees for participation in, or attendance at, Board and Board committee meetings. Such fees are expected to be paid via options awards. The total amount of earned fees by each director in fiscal year 2011 is included in the Compensation column above.

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EMPLOYMENT AGREEMENTS AND POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Employment Agreements with Executive Officers

We have Employment Agreements with each of Thomas Thees, our Chief Executive Officer, George O’Krepkie, our President, and John M. Ryan, our Chief Financial Officer and Chief Administrative Officer.  These Employment Agreements, which are summarized below, provide for the current compensation and benefits of these executive officers and also provide for certain benefits upon a termination of employment or change-in-control.

Employment Agreement with Thomas Thees

Mr. Thees’ Employment Agreement provides that he shall be Chief Executive Officer of the Company effective June 1, 2012, serving under the supervision of the Board of Directors.  The term of the Employment Agreement is indefinite.  Mr. Thees’ base salary under his Employment Agreement is $300,000 per year, and he is eligible for an annual performance bonus based on performance at the discretion of our Board of Directors.

Mr. Thees is also entitled to a bonus payment of $750,000 upon a Change of Control (as defined under the Employment Agreement) that occurs during Mr. Thees’ employment period under the Employment Agreement, where the Enterprise Value of the Company (as defined under the Employment Agreement) at the time of such Change of Control is at least $125,000,000.

Mr. Thees’ Employment Agreement provides him with the following severance benefits:

●	Upon a termination for death or disability, Mr. Thees shall be entitled to (a) payment of his base salary through the termination date, (b) payment of any performance bonus previously earned but unpaid (paid at the same time it would otherwise have been paid), and (c) reimbursement of any prior reimbursable business expenses in accordance with the Company’s standard policies;

●	Upon an involuntary termination without “cause,” or a voluntary termination with “good reason” (each as defined in the Employment Agreement), Mr. Thees shall be entitled to (a) payment of his base salary for a period of 18 months from and after the termination date, (b) payment of any performance bonus previously earned but unpaid (paid at the same time it would otherwise have been paid) and a pro−rated bonus for the year in which the termination occurs, (c) reimbursement of any prior reimbursable business expenses in accordance with the Company’s standard policies, (d) payment of his COBRA premiums for continued health insurance coverage for him and his dependents through the end of the 18−month severance period, and (e) payment for tax planning and executive−level outplacement for up to one year after notice of termination (provided that the aggregate amounts for tax planning and outplacement will not exceed $50,000); and

●	Upon an involuntary termination for “cause” or a voluntary termination without “good reason,” Mr. Thees shall be entitled to payment of his base salary through the termination date plus reimbursement of any prior reimbursable business expenses in accordance with the Company’s standard policies.

The Employment Agreement contains confidentiality and invention assignment provisions, a six-month post-employment non-compete and customer and employee non-solicit covering North America and any other country in which the Company does business; provided, however, such non-competition and non-solicitation covenants do not limit or restrict Mr. Thees from (a) engaging in a business that is not primarily engaged in electronic fixed income trading or (b) soliciting clients, former clients or prospective clients for services that do not directly compete with the services provided by the Company.

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Additionally, as stated above, the Company granted and issued to Mr. Thees an option to purchase 78,000,000 shares of the Company’s Common Stock at a purchase price of $0.09 per share for a period of 7 years pursuant to the Company’s 2011 Equity Plan (as amended), one-quarter of which vested June 1, 2012, and the balance of which shall vest quarterly over a period of three years from June 1, 2012. If prior to January 1, 2014, (i) the Company consummates an equity financing transaction, (ii) as a result of the securities issued by the Company in such equity financing transaction, the shares of Common Stock owned by Mr. Thees (calculated on a fully-diluted basis on the date such financing transaction is consummated) are less than 5% of the Company’s issued and outstanding Common Stock (calculated on a fully-diluted basis on the date such financing transaction is consummated), and (iii) Mr. Thees’ employment period under the Employment Agreement has not terminated at the time such transaction is consummated, then the Company shall also be obligated to issue Mr. Thees additional stock options to purchase such additional number of shares of Common Stock as would cause the shares of Common Stock owned by Mr. Thees (calculated on a fully-diluted basis on the date such financing transaction is consummated) to equal at least 5% of the Company’s issued and outstanding Common Stock (calculated on a fully−diluted basis on the date such financing transaction is consummated), with an exercise price per share equal to the closing price of the Common Stock on the date of grant on any stock exchange or over−the−counter quotation system on which the Common Stock is listed or quoted or, if not so listed or quoted, equal to the fair market value thereof determined in good faith by the Board.

Employment Agreement with George O’Krepkie

Mr. O’Krepkie’s Employment Agreement provides that he shall be President of the Company, serving under the direction and supervision of the Company’s CEO or its Board of Directors.  The term of the Employment Agreement is indefinite.  Mr. O’Krepkie’s base salary under the Employment Agreement is $300,000 per year, and he is eligible for an annual performance bonus on performance at the discretion of our Board of Directors.

Mr. O’Krepkie’s Employment Agreement provides him with the following severance benefits:

●	Upon a termination for death or disability, Mr. O’Krepkie shall be entitled to (a) payment of his base salary through the termination date, (b) payment of any performance bonus previously earned but unpaid (paid at the same time it would otherwise have been paid), and (c) reimbursement of any prior reimbursable business expenses in accordance with the Company’s standard policies;

●	Upon an involuntary termination without “cause,” or a voluntary termination with “good reason” (each as defined in his Employment Agreement), Mr. O’Krepkie shall be entitled to (a) payment of his base salary for a period of 18 months from and after the termination date, (b) payment of any performance bonus previously earned but unpaid (paid at the same time it would otherwise have been paid), (c) reimbursement of any prior reimbursable business expenses in accordance with the Company’s standard policies, and (d) reimbursement of his COBRA premiums for continued health insurance coverage for him and his dependents through the end of the 18-month severance period; and

●	Upon an involuntary termination for “cause” or a voluntary termination without “good reason,” Mr. O’Krepkie shall be entitled to payment of his base salary through the termination date plus reimbursement of any prior reimbursable business expenses in accordance with the Company’s standard policies.

Mr. O’Krepkie’s Employment Agreement contains confidentiality and invention assignment provisions, a 12-month post-employment non-compete and customer and employee non-solicit covering North America and any other country in which the Company does business; provided, however, such non-competition and non-solicitation covenants do not limit or restrict Mr. O’Krepkie from (a) engaging in a business that is not primarily engaged in electronic fixed income trading or (b) soliciting clients, former clients or prospective clients for services that do not directly compete with the services provided by the Company.

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Employment Agreement with John M. Ryan

Pursuant to his Employment Agreement, Mr. Ryan’s base salary shall not be less than $175,000 per year and until such year when the Company first achieves four consecutive quarters of positive EBITDA and a minimum EBITDA of $5,000,000, Mr. Ryan will be eligible for an annual bonus opportunity up to 50% of his base salary at the discretion of the Company’s Compensation Committee based on its evaluation of his performance and taking into account the Company’s financial strength and cash flow position. Commencing for the year after the Company first achieves four consecutive quarters of positive EBITDA and a minimum EBITDA of $5,000,000 (and from that year forward), Mr. Ryan will be eligible for a performance bonus equal to 1% of EBITDA.  Any earned performance bonus will be paid during the following year within 30 days after the Company’s receipt of its audited financial statements for such year, but in any event no later than the end of such year.  The term of the Employment Agreement is indefinite.

Mr. Ryan’s Employment Agreement provides him with the following severance benefits:

●	Upon a termination for death or disability, Mr. Ryan shall be entitled to (a) payment of his base salary through the termination date, (b) payment of any performance bonus previously earned but unpaid (paid at the same time it would otherwise have been paid), and (c) reimbursement of any prior reimbursable business expenses in accordance with the Company’s standard policies;

●	Upon an involuntary termination without “cause,” or a voluntary termination with “good reason” (each as defined in his Employment Agreement), Mr. Ryan shall be entitled to (a) payment of his base salary for a period of 12 months from and after the termination date, (b) payment of any performance bonus previously earned but unpaid (paid at the same time it would otherwise have been paid), (c) reimbursement of any prior reimbursable business expenses in accordance with the Company’s standard policies, and (d) reimbursement of his COBRA premiums for continued health insurance coverage for him and his dependents through the end of the 12-month severance period; and

●	Upon an involuntary termination for “cause” or a voluntary termination without “good reason,” Mr. Ryan shall be entitled to payment of his base salary through the termination date plus reimbursement of any prior reimbursable business expenses in accordance with the Company’s standard policies.

Mr. Ryan’s Employment Agreement contains confidentiality and invention assignment provisions, a 12-month post-employment non-compete and customer and employee non-solicit covering North America and any other country in which the Company does business.

Severance and Separation Arrangements with Michael O. Sanderson, John J. Barry, IV and David Weisberger

Separation Agreement with Michael O. Sanderson

On December 5, 2011, Michael O. Sanderson and the Company agreed that Mr. Sanderson would cease serving as Chief Executive Officer and Co-Chairman (an officer of the Company) effective December 29, 2011, and Mr. Sanderson’s employment with the Company terminated at that time.  In connection with the termination of Mr. Sanderson’s employment, the Company and Mr. Sanderson entered into the Separation Agreement dated as of December 5, 2011 (the “Separation Agreement”).  Except with respect to certain restrictive covenants in favor of the Company and given by Mr. Sanderson and certain other matters, the Separation Agreement terminated the Employment Agreement dated February 2, 2011, between the Company and Mr. Sanderson.

The Separation Agreement also provides Mr. Sanderson with the following severance benefits, which were otherwise payable under his Employment Agreement: (a) the Company will pay Mr. Sanderson severance at the rate of $200,000 per annum for 18 months after December 29, 2011 for a total amount of $300,000, less ordinary payroll deductions; and (b) Mr. Sanderson shall be entitled to reimbursement of his COBRA premiums for continued health insurance coverage for him and his dependents through the end of the 18-month severance period.

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Letter Agreement and Amendment and Release Agreement with John J. Barry, IV

As noted above under “DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY – Voting Arrangements,” on February 26, 2010, we entered into a Letter Agreement with John J. Barry, IV, John Barry, III and Holly A.W. Barry.  Among other things, the Letter Agreement provided for John J. Barry, IV’s transition from our Chief Executive Officer and President to our Vice Chairman and Chief Strategic Officer, and the termination of Mr. Barry’s prior Employment Agreement.  The Letter Agreement also set forth certain additional binding and nonbinding provisions, including the nonbinding provision that the Company and Mr. Barry would negotiate for a period of sixty days with respect to a new employment agreement for Mr. Barry and the binding provision that in the event the Company and Mr. Barry did not execute such new employment agreement within sixty days, Mr. Barry would be deemed to have resigned as Vice Chairman and Chief Strategic Officer.  The foregoing sixty day period ended on April 27, 2010 without the Company and Mr. Barry executing a new employment agreement.  Accordingly, as of April 27, 2010, Mr. Barry resigned as our Vice Chairman and Chief Strategic Officer.  Pursuant to the Letter Agreement, Mr. Barry was entitled to: (a) a payment of $300,000, all of which was required to have been paid on or prior to July 15, 2010; (b) a payment of $75,000 on December 1, 2010; and (c) additional payments equal to $900,000, which were required to be paid over three years in equal monthly installments of $25,000 per month.

During 2010, the Company was unable to timely make certain severance payments required to be paid to Mr. Barry.  On October 19, 2010, the Company and Mr. Barry entered into an Amendment and Release Agreement relating to the Company’s obligations under the Letter Agreement.  This Amendment and Release set forth the following terms:

●	The Company agreed to make the following outstanding and accelerated payments to Mr. Barry pursuant to the Letter Agreement: (a) at such time as the aggregate gross proceeds to the Company from its financing efforts equaled a minimum of $2,000,000, the Company was required to make a $50,000 payment to Mr. Barry, (b) at such time as such proceeds equaled at least $4,000,000, the Company was required to pay an additional $100,000 to Mr. Barry, (c) at such time as such proceeds equaled at least $6,000,000, the Company was required to pay an additional $240,000 to Mr. Barry, (d) at such time as such proceeds equaled at least $8,000,000, the Company was required to pay an additional $240,000 to Mr. Barry, and (e) at such time as such proceeds equaled at least $10,000,000, the Company was required to pay the balance of the future payments due under the Letter Agreement (which would equal an additional $340,000).

●	Effective upon the Company’s payment of the first such payment, Mr. Barry and certain of his affiliates released the Company and its affiliates from any and all claims they may have against them, and the Company released Mr. Barry and certain of his affiliates from any and all claims it may have against them.

●	To the extent permitted by applicable law, the Company agreed to indemnify Mr. Barry from any claims that any third parties (a) may at any time have against him as a result of, relating to, or arising out of the Company’s capital raising efforts and/or (b) have ever had or may at any time have as a result of, relating to, or arising from Mr. Barry’s relationship (whether by statute, contract, or otherwise) with the Company.

●	Mr. Barry agreed not to seek to enforce any payments under the Letter Agreement except in accordance with the schedule set forth above prior to December 31, 2010.

Upon the consummation of the Company’s sale of Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock on February 2, 2011, the Company was required to make all payments contemplated by the Amendment and Release.  All of such payments were made in February 2011.  The Company no longer has any severance payment obligations to Mr. Barry.

Separation Agreement with David Weisberger

On October 15, 2012, David Weisberger and the Company agreed that Mr. Weisberger would cease serving as the Company’s Chief Operating Officer. In connection with Mr. Weisberger’s separation from employment, the Company and Mr. Weisberger have entered into a Separation Agreement on October 15, 2012, but dated as of August 1, 2012 (the “Weisberger Separation Agreement”).

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Except with respect to certain restrictive covenants in favor of the Company and given by Mr. Weisberger and certain other limited matters, the Weisberger Separation Agreement terminates the Employment Agreement dated February 2, 2011, between the Company and Mr. Weisberger (the “Weisberger Employment Agreement”).

The Separation Agreement also provides Mr. Weisberger with the following severance benefits, which were otherwise payable under the Weisberger Employment Agreement:

•	The Company will pay Mr. Weisberger severance at the rate of $175,000 per annum through July 31, 2013, less ordinary payroll deductions; and
•	Mr. Weisberger will be entitled to reimbursement of his COBRA premiums for continued health insurance coverage for him and his dependents through July 31, 2013.

In addition, pursuant to the Weisberger Separation Agreement, Mr. Weisberger released any and all claims he may have against the Company or its affiliates.

On October 15, 2012, the Company and Mr. Weisberger also entered into an Amendment No. 1 to Notice of Stock Option Grant and Stock Option Agreement dated as of August 1, 2012 (the “May 2012 Option Amendment”). Under the May 2012 Option Amendment, the option to purchase 2,500,000 shares of Common Stock, issued to Mr. Weisberger on May 30, 2012, at an exercise price of $0.07 per share, became fully vested and exercisable immediately with respect to all such shares. Additionally, the May 2012 Option Amendment extends Mr. Weisberger’s right to exercise the option through July 31, 2015. The May 2012 Option Amendment also provides that if Mr. Weisberger breaches any of his obligations with respect to his release or his restrictive covenants under the Weisberger Separation Agreement, then the acceleration of vesting of the option and the right to exercise the option until July 31, 2015, will be deemed null and void.

On October 15, 2012, the Company and Mr. Weisberger also entered into a Consulting Agreement dated effective as of August 1, 2012 (the “Consulting Agreement”), which provides that Mr. Weisberger will provide certain consulting services for the Company through July 31, 2013. The terms of the Consulting Agreement include, among other things, that Mr. Weisberger will be subject to additional restrictive covenants that will continue after the expiration of the consulting term. In consideration for Mr. Weisberger’s consulting services and other obligations, the Company and Mr. Weisberger agreed on October 15, 2012, to amend the terms of options granted to Mr. Weisberger by the Company on February 2, 2011.

The terms of the two options granted by the Company to Mr. Weisberger on February 2, 2011, were amended on October 15, 2012, pursuant to an Amendment No. 1 to Notice of Stock Option Grant and Stock Option Agreement dated as of August 1, 2012. As amended, the vesting of such options is accelerated such that both options will vest on a quarterly basis and be fully vested on July 31, 2013. Additionally, Mr. Weisberger’s right to exercise the option is extended through July 31, 2015. The amended terms for each option will be deemed null and void if Mr. Weisberger (i) breaches any of his obligations with respect to his release under the Weisberger Separation Agreement or his restrictive covenants under the Weisberger Separation Agreement or Consulting Agreement, or (ii) is terminated on the basis of certain “for cause” reasons under his Consulting Agreement.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements included in the 2011 Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. A written charter approved by the Board of Directors governs the Audit Committee.

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The Audit Committee reviewed with the Company’s management and the Company’s independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles. The Audit Committee has also discussed with the independent auditors the matters required to be discussed pursuant to Statement of Auditing Standards No. 61, “Codification of Statements on Auditing Standards, Communication with Audit Committees,” as amended, as adopted by the Public Company Accounting Oversight Board. In addition, the Audit Committee has received from the independent auditors the written disclosures and letter required by Rule 3600T of the Public Company Accounting Oversight Board, which adopts on an interim basis Independence Standards Board Standard No. 1, relating to independence discussions with audit committees, has discussed with the independent auditors their independence from the Company and its management and has considered whether the independent auditor’s provision of non-audit services to the Company is compatible with maintaining the auditor’s independence.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Each of the Audit Committee members has represented that they do not have a relationship with the Company that might interfere with exercise of his independence from the Company and its management.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the 2011 Annual Report on Form 10-K for filing with the SEC.

Date: November 20, 2012	AUDIT COMMITTEE:
Henri J. Chaoul, Ph.D. (Chairman)
Patricia Kemp

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 31, 2012, the number of shares of our voting equity securities owned by (i) each person who is known by us to own of record or beneficially five percent (5%) or more of any class of our voting equity securities, (ii) each of our directors, (iii) each of our executive officers and (iv) all of our directors and executive officers as a group.  Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares of our voting equity securities beneficially owned.

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Name of Beneficial Owner (1)	Shares of Common Stock Beneficially Owned (2)	Percentage of Common Stock Beneficially Owned (2)(3)	Shares of Series C Convertible Preferred Beneficially Owned (2)(3)	Shares of Series E and E-2 Convertible Preferred Beneficially Owned (2)(3)	Aggregate Voting Percentage (2)(4)

Directors and Executive Officers:

Henri J Chaoul, Ph. D.	—	—	—	—	—
Michel Daher (5)	293,748,728	75.22%	—	10,000	41.82%
Michael Gooch	—	—	—	—	—
Patrica Kemp (6)	7,591,101	7.27%	—	—	1.34%
Edwin L Knetzger III (7)	134,961,598	78.44%	—	2,434	23.35%
H. Eugene Lockhart (8)	7,557,767	7.24%	—	—	1.33%
George O’Krepkie (9)	31,300,341	24.44%	—	—	5.30%
John Ryan (10)	5,688,535	5.57%	—	—	1.01%
Thomas Thees (11)	29,250,000	23.21%	—	—	4.97%
Mark Daher	—	—	—	—	—

All Directors and Executive Officers as a Group:	510,098,070	93.21%	—	12,434	62.12%

Five Percent Beneficial Owners:

Oak Investment Partners XII, LP (12)	232,636,283	70.62%	8,796	7,267	34.92%
Daher Bonds Investment Company (13)	176,249,237	64.56%	—	6,000	27.31%
GFINET Inc. (14)	164,702,981	62.99%	—	5,667	25.81%
Fund Holdings LLC (15)	54,554,163	56.37%	—	—	9.75%
Mida Holdings (16)	117,499,491	54.84%	—	4,000	19.05%
Dan Tully (17)	76,561,618	44.17%	—	2,434	12.78%
Bonds MX, LLC (18)	70,061,618	42.00%	—	2,434	11.83%
Jefferies & Co (19)	60,318,848	38.40%	—	2,072	10.26%
John Barry IV (20)	22,956,739	22.34%	—	—	4.06%
John Barry III (21)	20,639,294	21.33%	—	—	3.69%
Black-II Trust (22)	23,883,962	20.29%	—	—	4.11%
Robert Jones (23)	20,835,354	18.48%	—	267	3.65%
Michael Sanderson (24)	20,151,116	17.27%	—	—	3.48%
Laidlaw & Co. (UK), Inc. (25)	15,000,000	13.42%	—	—	2.61%
XOL Holdings (26)	14,687,436	13.18%	—	500	2.59%
Laidlaw Venture Partners III LLC (27)	8,327,485	8.61%	—	—	1.49%
Plough Penny Partners, LP (28)	9,050,558	8.55%	—	312	1.61%
David Weisberger (29)	7,591,101	7.27%	80	—	1.34%
Tully Capital Partners (30)	6,500,000	6.29%	—	—	1.15%
Richard B. Coons (31)	6,105,431	5.93%	—	212	1.09%
Duncan Family, LLC (32)	5,000,000	5.17%	—	—	0.89%

_________________________

(1) Unless otherwise noted, the address of each person is c/o Bonds.com Group, Inc., 1500 Broadway, 31st Floor, New York, NY 10036.

(2) As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have “beneficial ownership” of any security that such person has the right to acquire within 60 days after such date but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table.

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(3) The Company has issued and outstanding shares of four classes of equity securities that are entitled to vote with respect to the election of directors: Common Stock, Series C Convertible Preferred Stock (“Series C Preferred”), and Series E Convertible Preferred Stock and Series E-2 Convertible Preferred Stock (collectively with the Series E Convertible Preferred Stock, “Series E/E-2 Preferred”).  The Common Stock, Series C Convertible Preferred Stock and Series E/E-2 Preferred all vote together as a single voting group with respect to the election of directors, with holders of Common Stock having one vote per share, holders of Series C Convertible Preferred Stock currently having 2,500 votes per share, and holders of Series E/E-2 Preferred having such number of votes per share as if they had converted to Common Stock (which, as of October 31, 2012, equates to approximately 15,300 votes per share for our Series E/E-2 Preferred issued on December 5, 2011, approximately 15,200 votes per share for our shares of Series E/E-2 Preferred issued on January 24, 2012 and approximately 14,700 votes per share for our shares of Series E/E-2 Preferred issued on June 8, 2012).  The information in this table is based upon 96,771,340 shares of Common Stock issued and outstanding, 10,000 shares of Series C Convertible Preferred Stock issued and outstanding (which have an aggregate of 25,000,000 votes in connection with the election of directors), 11,831 shares of Series E Convertible Preferred Stock issued and outstanding (which, as of October 31, 2012, have an aggregate of approximately 181,014,300 votes in connection with the election of directors), and 17,000 shares of Series E-2 Convertible Preferred Stock issued and outstanding (which, as of October 31, 2012, have an aggregate of approximately 256,050,000 votes in connection with the election of directors).  The Common Stock, Series C Convertible Preferred Stock and Series E/E-2 Preferred also vote as a single voting group on all other matters presented to the stockholders of the Company, except as otherwise required by law.

(4) The “Aggregate Voting Percentage” column represents for each person the number of votes which the shares beneficially owned by such person are entitled to in connection with the election of directors, expressed as percentage relative to the total number of votes which may be cast for the election of directors.  As in the rest of the table, the percentages in this column are calculated assuming that such person has acquired and may vote any shares such person has the right to acquire within 60 days but such shares are not deemed to be issued and outstanding for the purposes of computing the voting percentage of any other person.

(5) Comprised of (a) 90,534,951 shares of Common Stock issuable upon conversion of shares of Series E-2 Preferred owned of record by Daher Bonds Investment Company (“DBIC”), (b) 85,714,286 shares of Common Stock issuable upon exercise of warrants to purchase shares of Common Stock owned of record by DBIC, (c) 60,365,634 shares of Common Stock issuable upon conversion of shares of Series E-2 Preferred owned of record by Mida Holdings (“Mida”), and (d) 57,142,857 shares of Common Stock issuable upon exercise of warrants to purchase shares of Common Stock owned of record by Mida.  Michel Daher is a Manager of DBIC and the Manager of Mida.  His business address is P.O. Box 241, Ferzol Main Road, Bekaa Valley, Lebanon.

(6) Comprised of shares that Ms. Kemp has the right to acquire within 60 days upon the exercise of stock options.

(7) Comprised of (a) 16,958,130 issued and outstanding shares of Common Stock owned by Fund Holdings LLC, of which Mr. Knetzger is the manager, (b) 5,129,150 issued and outstanding shares of Common Stock owned by Mr. Knetzger, (c) 500,000 shares of Common Stock that Mr. Knetzger has the right to acquire within 60 days upon the exercise of  outstanding stock options, (d) 2,134 shares of Series E Preferred and 200 shares of Series E-2 Preferred owned by Bonds MX, LLC of which Mr. Knetzger is a member, (e) 16,956,739 shares beneficially owned by John J Barry IV, in which Fund Holdings LLC and Mr. Knetzger, as its manager, may be deemed to have beneficial ownership pursuant to the Voting Agreement, and (f) 20,639,294 shares beneficially owned by John J. Barry III, in which Fund Holdings LLC and Mr. Knetzger, as its manager, may be deemed to have beneficial ownership pursuant to the Voting Agreement. Mr. Knetzger disclaims beneficial ownership of the shares beneficially owned by either of John J. Barry IV and John J. Barry III and this Proxy Report shall not be construed as an admission that Mr. Knetzger is the beneficial owner of any such shares. Mr. Knetzger holds a 17.4% interest in Fund Holdings LLC and a 50% interest in Bonds MX, LLC. Accordingly, Mr. Knetzger disclaims beneficial ownership of the shares described in clauses (a) and (d), except to the extent of his pecuniary interest in 16.3% of such shares owned by Funds Holdings, LLC and 50% of the shares owned by Bonds MX, LLC.  Does not include 6,000,000 shares of Common Stock which John J. Barry, IV may acquire within 60 days upon the exercise of a stock option.  The address for Mr. Knetzger is c/o DivcoWest, 575 Market Street, 35th Floor, San Francisco, California 94105.

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(8) Comprised of shares that Mr. Lockhart has the right to acquire within 60 days upon the exercise of stock options.

(9) Comprised of shares that Mr. O’Krepkie has the right to acquire within 60 days upon the exercise of stock options.

(10) Comprised of (a) 266,660 issued and outstanding shares of Common Stock owned by Mr. Ryan and (b) 5,421,875 shares of Common Stock that Mr. Ryan has the right to acquire within 60 days upon the exercise of stock options.

(11) Comprised of shares that Mr. Thees has the right to acquire within 60 days upon the exercise of stock options.

(12) Comprised of 132,636,283 shares of Common Stock issuable upon the conversion of Series C Preferred, Series E Preferred and Series E-2 Preferred held of record by Oak Investment Partners XII, Limited Partnership (“Oak”), and (b) 100,000,000 shares of Common Stock issuable upon conversion of warrants to purchases shares of Common Stock owned of record by Oak.  The Series C Preferred listed include approximately 2,639 shares of Series C Preferred with respect to which Oak may be deemed to have beneficial ownership but are subject to an escrow arrangement and potential forfeiture based on the terms of the Company’s Asset Purchase Agreement, dated February 2, 2011, with Beacon Capital Strategies, Inc.  Oak Associates XII, LLC (Oak’s general partner), Oak Management Corporation, (the manager of Oak Associates XII, LLC), and Bandel L. Carano, Gerald R. Gallagher, Edward F. Glassmeyer, Fredric W. Harman, Ann H. Lamont, Iftikar A. Ahmed, Warren B. Riley and Grace A. Ames, (each partners of Oak and, collectively, the “Oak Partners”) may be deemed to beneficially own the securities owned of record by Oak.  Oak and certain other security holders of the Company are parties to the Series E Stockholders’ Agreement described elsewhere in this Proxy Statement, which includes provisions with respect to the voting for members of the Company’s Board of Directors.  Oak, Oak Associates XII, LLC, Oak Management Corporation and the Oak Partners disclaim beneficial ownership of any shares of Common Stock other than those reported as beneficially owned by it.  Oak’s address is 901 Main Avenue, Suite 600, Norwalk, Connecticut 06851.

(13) Comprised of (a) 90,534,951 shares of Common Stock issuable upon conversion of shares of Series E-2 Preferred owned of record by DBIC, and (b) 85,714,286 shares of Common Stock issuable upon exercise of warrants to purchase Common Stock owned of record by DBIC.  Michel Daher, a manager of DBIC, and Abdallah Daher, a manager of DBIC, may be deemed to beneficially own the securities owned by DBIC.  DBIC and certain other security holders of the Company are parties to the Series E Stockholders’ Agreement described elsewhere in this Proxy Statement, which includes provisions with respect to the voting for members of the Company’s Board of Directors.  DBIC disclaims beneficial ownership of any shares of Common Stock other than those reported as beneficially owned by it.  DBIC’s business address is P.O. Box 241, Ferzol Main Road, Bekaa Valley, Lebanon.

(14) Comprised of 86,131,552 shares of Common Stock issuable upon the conversion of Series E Preferred and Series E-2 Preferred held of record by GFINet, Inc. (“GFI”), and (b) 78,571,429 shares of Common Stock issuable upon conversion of warrants to purchases shares of Common Stock owned of record by GFI.  GFI Group Inc. may be deemed to beneficially own the securities owned of record by GFI.  GFI and certain other security holders of the Company are parties to the Series E Stockholders’ Agreement described elsewhere in this Proxy Statement, which includes provisions with respect to the voting for members of the Company’s Board of Directors.  GFI disclaims beneficial ownership of any shares of Common Stock other than those reported as beneficially owned by it.  GFI’s address is c/o GFI Group Inc., 55 Water Street New York, NY 10041.

(15) Comprised of (a) 16,958,130 issued and outstanding shares of Common Stock owned by Fund Holdings LLC, of which Mr. Knetzger is the manager, (b) 16,956,739 shares beneficially owned by John J Barry IV, in which Fund Holdings LLC may be deemed to have beneficial ownership pursuant to the Voting Agreement, and (c) 20,639,294 shares beneficially owned by John J. Barry III, in which Fund Holdings LLC may be deemed to have beneficial ownership pursuant to the Voting Agreement. Fund Holdings LLC disclaims beneficial ownership of the shares beneficially owned by either of John J. Barry IV and John J. Barry III and this Proxy Statement shall not be construed as an admission that Fund Holdings LLC is the beneficial owner of any such shares.  Fund Holdings LLC and certain other security holders of the Company are parties to the Series E Stockholders’ Agreement described elsewhere in this Proxy Statement, which includes provisions with respect to the voting for members of the Company’s Board of Directors.  Fund Holdings, LLC disclaims beneficial ownership of any shares of Common Stock other than those reported as beneficially owned by it.  The address for Fund Holdings LLC is c/o DivcoWest, 575 Market Street, 35th Floor, San Francisco, California 94105.

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(16) Comprised of (a) 60,356,634 shares of Common Stock issuable upon conversion of shares of Series E-2 Preferred owned of record by Mida and (b) 57,142,857 shares of Common Stock issuable upon exercise of warrants to purchase Common Stock owned of record by Mida.  Michel Daher, a manager of Mida, may be deemed to beneficially own the securities owned by Mida.  Mida and certain other security holders of the Company are parties to the Series E Stockholders’ Agreement described elsewhere in this Proxy Statement, which includes provisions with respect to the voting for members of the Company’s Board of Directors.  Mida disclaims beneficial ownership of any shares of Common Stock other than those reported as beneficially owned by it.  Mida’s business address is P.O. Box 241, Ferzol Main Road, Bekaa Valley, Lebanon.

(17) Comprised of (a) 15,000,000 shares of Common Stock issuable to Tully Capital Partners upon exercise of a warrant to purchase Common Stock (b) 37,204,475 shares of Common Stock issuable upon conversion of shares of Series E Preferred and Series E-2 Preferred owned of record by Bonds MX, LLC, and (c) 32,857,143 shares of Common Stock issuable upon exercise of warrants to purchase shares of Common Stock owned of record by Bonds MX, LLC.  Hugh Regan is the Manager of Bonds MX, LLC.  Mr. Knetzger and Tully Capital Partners, LLC are the sole members of Bonds MX, LLC, each of which owns a 50% interest in Bonds MX, LLC. The address of Bonds MX, LLC is c/o Laidlaw & Company (UK) LTD, 90 Park Avenue, 31st Floor, New York, New York 10016, Att: Hugh Regan.

(18) Comprised of (a) 37,204,475 shares of Common Stock issuable upon conversion of shares of Series E Preferred and Series E-2 Preferred owned of record by Bonds MX, LLC, and (b) 32,857,143 shares of Common Stock issuable upon exercise of warrants to purchase shares of Common Stock owned of record by Bonds MX, LLC.  Hugh Regan is the Manager of Bonds MX, LLC.  Mr. Knetzger and Tully Capital Partners, LLC are the sole members of Bonds MX, LLC, each of which owns a 50% interest in Bonds MX, LLC. The address of Bonds MX, LLC is c/o Laidlaw & Company (UK) LTD, 90 Park Avenue, 31st Floor, New York, New York 10016, Att: Hugh Regan.

(19) Comprised of (a) 31,747,419 shares of Common Stock issuable upon conversion of shares of Series E Preferred owned of record by Jefferies & Company, Inc. (“Jefferies”), and (b) 28,571,429 shares of Common Stock issuable upon the exercise of warrants to purchase Common Stock owned of record by Jefferies.  Jefferies Group, Inc. may be deemed to beneficially own the securities owned of record by Jefferies.  Jefferies and certain other security holders of the Company are parties to the Series E Stockholders’ Agreement described elsewhere in this Proxy Statement, which includes provisions with respect to the voting for members of the Company’s Board of Directors.  Jefferies and Jefferies Group, Inc. disclaim beneficial ownership of any shares of Common Stock other than those reported as beneficially owned by them.  Jefferies’ business address is 520 Madison Avenue, New York, New York 10022.

(20) Comprised of (a) 3,000,000 shares of Common Stock held by the John J. Barry, IV Revocable Trust, (b) 10,000,000 shares of Common Stock held by Otis Angel LLC, (c) 3,956,739 shares of Common Stock held by Siesta Capital LLC, and (d) 6,000,000 shares that Mr. Barry has the right to acquire within 60 days upon the exercise of stock options.  Mr. Barry disclaims beneficial ownership of the foregoing shares except to the extent of his pecuniary interest therein.  The address for Mr. Barry is 1216 Spanish River Road, Boca Raton, FL 33432.

(21) Comprised of (a) 15,639,294 shares of common stock held jointly by Mr. Barry with his spouse, Holly A.W. Barry, as tenants by the entirety, and (b) 5,000,000 shares owned by Duncan Family, LLC, of which Mr. and Mrs. Barry are each 50% owners of the managing membership interest, and of which 20% of the non−managing membership interest is held by Shannon Duncan Family Trust, of which Mr. Barry’s daughter, Shannon Duncan, is the sole trustee and primary beneficiary.  Mr. Barry disclaims beneficial ownership of the foregoing shares except to the extent of his pecuniary interest therein.  The address for Mr. Barry is 8222 Regents Ct., University Park, Florida 34201.

(22) Comprised of (a) 2,947,108 issued and outstanding shares of Common Stock, and (b) 20,936,854 shares of Common Stock which may be acquired within 60 days upon the exercise of certain rights.

(23) Comprised of (a) 4,834,050 shares of Common Stock, (b) 3,571,429 shares of Common Stock issuable upon exercise of warrants to purchase shares of Common Stock, (c) 8,338,871 shares of Common Stock issuable upon conversion of convertible promissory notes and other rights, and (d) 4,091,004 shares of Common Stock issuable upon conversion of shares of Series E Preferred.  Mr. Jones and certain other security holders of the Company are parties to the Series E Stockholders’ Agreement described elsewhere in this Proxy Statement, which includes provisions with respect to the voting for members of the Company’s Board of Directors.

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(24) Comprised of (a) 266,660 issued and outstanding shares of Common Stock owned by Mr. Sanderson and (b) 18,884,456 shares of Common Stock that Mr. Sanderson has the right to acquire with 60 days upon exercise of stock options.

(25) Includes 15,000,000 shares of Common Stock issuable upon exercise of a warrant to purchase shares of Common Stock.

(26) Comprised of (a) 7,544,579 shares of Common Stock issuable upon conversion of shares of Series E-2 Preferred owned of record by XOL Holding S.A.L. (“XOL”), and (b) 7,142,857 shares of Common Stock issuable upon the exercise of warrants to purchase Common Stock owned of record by XOL.  XOL and certain other security holders of the Company are parties to the Series E Stockholders’ Agreement described elsewhere in this Proxy Statement, which includes provisions with respect to the voting for members of the Company’s Board of Directors.  XOL disclaims beneficial ownership of any shares of Common Stock other than those reported as beneficially owned by them.  XOL’s business address is Dedeian Building 1st Floor, Naher Al Mout Street, Metn, Lebanon.

(27) Comprised of 8,327,485 shares of Common Stock held by Laidlaw Venture Partners III, LLC.

(28) Comprised of 4,764,844 shares of Common Stock issuable upon the conversion of Series E Preferred and Series E-2 Preferred held of record by Plough Penny Partners (“Plough Penny”), and (b) 4,285,714 shares of Common Stock issuable upon conversion of warrants to purchases shares of Common Stock owned of record by Plough Penny.  Plough Penny and certain other security holders of the Company are parties to the Series E Stockholders’ Agreement described elsewhere in this Proxy Statement, which includes provisions with respect to the voting for members of the Company’s Board of Directors.  Plough Penny disclaims beneficial ownership of any shares of Common Stock other than those reported as beneficially owned by it.  Plough Penny’s address is c/o Plough Penny Management LLC, 270 Lafayette Street, Suite 1301, New York, NY 10012.

(29) Comprised of shares that Mr. Weisberger has the right to acquire within 60 days upon the exercise of stock options.

(30) Comprised of shares of Common Stock issuable upon exercise of a warrant to purchase Common Stock.

(31) Comprised of (a) 3,248,288 shares of Common Stock issuable upon conversion of shares of Series E Preferred owned of record by Mr. Coons, and (b) 2,857,143 shares of Common Stock issuable upon the exercise of warrants to purchase Common Stock owned of record by Mr. Coons.  Mr. Coons and certain other security holders of the Company are parties to the Series E Stockholders’ Agreement described elsewhere in this Proxy Statement, which includes provisions with respect to the voting for members of the Company’s Board of Directors.  Mr. Coons disclaims beneficial ownership of any shares of Common Stock other than those reported as beneficially owned by it.  Mr. Coons’ business address is 191 Cat Rock Road, Cos Cob, CT 06807.

(32) Comprised of 5,000,000 shares of Common Stock held by Duncan Family, LLC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Letter Agreement and Amendment and Release with John J. Barry, IV

The Company and John J. Barry, IV are parties to a letter agreement and Amendment and Release, which are described in more detail above under “DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY – Voting Arrangements” and “EMPLOYMENT AGREEMENTS AND POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE−IN−CONTROL.”

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Former Agreements with Radnor Research and Trading

We formerly were parties to a Restated Revenue Sharing Agreement with Radnor Research and Trading Company, LLC (“Radnor”). Pursuant to this agreement, we were obligated to pay Radnor an amount equal to 14% of all revenues generated from referrals made by Radnor. In the event George O’Krepkie, our current President and former Head of Sales, ceased to be an employee of the Company, such revenue share percentage would be increased to 35% minus the compensation paid to his replacement (but in no event less than 14%). This agreement had an initial term of three years, which term would have been automatically renewed for successive one year terms unless ninety days notice of termination was provided by either party before the termination date. Either party also had the right to terminate the agreement for a material breach by the other party. In the event of a termination of the agreement other than for material breach, the Company was required to continue paying the revenue sharing amounts to Radnor for a period of eighteen months. The Company’s strategic relationship with UBS Securities LLC was considered a Radnor referral. This meant that we were subject to this revenue share with respect to all revenue generated pursuant to such strategic relationship.

Radnor formerly was a party to an agreement with Edwin L. Knetzger, III, who is co-chairman of our Board of Directors, pursuant to which Radnor was required to pay Mr. Knetzger a percentage of the proceeds received by Radnor from the Company under the Restated Revenue Sharing Agreement. One of the principals of Radnor, Victor Angermueller, is Mr. Knetzger’s brother-in-law.

The Restated Revenue Sharing Agreement and the related agreement between Radnor and Mr. Knetzger were terminated on October 19, 2010 and there are no remaining obligations under such agreements.

In order to secure the termination of the Radnor Restated Revenue Sharing Agreement and in cancellation of an additional contractual obligation in the potential amount of $432,000, on October 19, 2010, the Company entered into a Termination and Release Agreement with Mark G. Hollo, The Fund LLC and Black-II Trust (the “Termination and Release Agreement”). Pursuant to the Termination and Release Agreement, among other things, the Company (a) issued to Black-II Trust a warrant to purchase 10,000,000 shares of our Common Stock at a purchase price of $0.24 per share, and (b) agreed to pay Black-II Trust an aggregate of $250,000 in four equal installments at such time, if ever, as the gross proceeds from the Company’s financing efforts (including the conversion of indebtedness) exceeded $5,000,000. In exchange, Mark G. Hollo provided his required consent to the termination of the Revenue Sharing Agreement, and The Fund LLC agreed to terminate the above-referenced contractual obligation. All payments under the Termination and Release Agreement have been made.

UBS Stockholders’ Agreement

The Company, UBS Americas Inc. (“UBS”), John J. Barry, III, John J. Barry, IV, affiliates of John J. Barry, III and John J. Barry, IV and certain security holders of the Company are parties to a Stockholders’ Agreement dated January 11, 2010 (the “Series A Stockholders’ Agreement”), pursuant to which, among other things:

●	The Company was prohibited from selling its securities to any bank, bank holding company, broker or dealer prior January 11, 2011, unless agreed in writing by UBS. Such restriction did not apply to a change of control transaction in which the holders of the Company’s common stock received cash consideration of at least $4.00 per share and holders of Series A Preferred receive cash consideration for all of their shares of Series A Preferred equal to no less than the greater of $400.00 per share or 100 times the consideration per share received by holders of common stock.

●	The Company and each stockholder party to the Series A Stockholders’ Agreement (other than UBS) is prohibited from appointing or voting in favor of, as applicable, any nominee to the Company’s board of directors that is affiliated with another bank, bank holding company, broker or dealer unless UBS agrees in writing, except that the foregoing restriction shall not apply to Edwin L. Knetzger III or Michael O. Sanderson.

    During the year ended December 31, 2011, USB represented approximately 13% of total revenue.

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Agreements with the Former Holder of Certain Convertible Secured Promissory Notes

Amendments to Certain Convertible Secured Promissory Notes

On October 19, 2010, the Company entered into an Amendment No. 2 to Convertible Secured Promissory Notes with Burton W. Wiand, as Receiver of Valhalla Investment Partners (the “Receiver”), who is the holder of a majority in principal amount of our Convertible Secured Promissory Notes issued on September 24, 2008, an Amendment No. 1 to Convertible Secured Promissory Note with the holder of our Convertible Secured Promissory Note issued on April 30, 2009 and an Amendment No. 1 to Convertible Secured Promissory Notes with the holders of our Convertible Secured Promissory Notes issued on June 8, 2009 (collectively, the “Note Amendments”). The Note Amendments restructured approximately $2,990,636 of our outstanding Convertible Secured Promissory Notes (the “Subject Notes”) as follows:

●	The maturity date of each of the Subject Notes was extended until October 12, 2013; provided, however, that from and after April 12, 2012, the holders of the Subject Notes may make a written demand to the Company for the payment of the entire unpaid principal balance thereof together with all accrued but unpaid interest thereon and the Company shall be required to repay such outstanding principal and interest within ninety (90) days of its receipt of such demand.

●	The conversion price of the Subject Notes was fixed at $0.24 per share (which was the then current conversion price of the Subject Notes as a result of adjustments based on the price per share of Common Stock issued in the Company’s recently completed warrant exchange offer). As a result of the financing we consummated on February 2, 2011, this conversion price was subsequently reduced to $0.07 per share. However, the “full-ratchet” adjustment provision of the Subject Notes was eliminated.

●	Holders of the Subject Notes have the right to receive up to 12,460,983 shares of our Common Stock based on the revenue generated by our operations during the twelve-month period ending February 2, 2012 (“Contingent Performance Shares”). If we generate at least $7,500,000 in revenue, no performance shares will be issued, if we generate no revenue, all of the performance shares will be issued and if we generate revenue between $0 and $7,500,000, a pro rata portion of the performance shares will be issued.

On February 1, 2012, we entered into a letter agreement (the “Letter Agreement”) with the Receiver. Under the terms of the Letter Agreement, the Company paid the Receiver $2,250,000 and in exchange the Receiver (a) cancelled and terminated all indebtedness owed by the Company to the receivership, which constituted approximately $2,442,000 in outstanding principal and accrued interest, and (b) terminated any contingent rights the Receiver had to receive Contingent Performance Shares. Such termination included, among other things, a release of all liens in favor of the Receiver with respect to the assets of the Company. Additionally, on October 10, 2012, under the terms of the Letter Agreement, the Company paid the Receiver $5,000, and in consideration of such payment by the Company, the Receiver transferred and surrendered to the Company all outstanding shares of the Company’s equity securities held beneficially or of record by the Receiver, constituting 7,582,850 shares of Common Stock.

Agreements Entered into in Connection with our February 2, 2011 Financing Transaction

In February 2011, we consummated a group of related transactions pursuant to which, among other things, we raised capital through the sale of units comprised of preferred stock and warrants, exchanged newly issued shares of preferred stock for previously outstanding preferred stock, and acquired the assets of Beacon Capital Strategies. In connection with these transactions, we entered into certain agreements with related parties, which are summarized below.

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February 2011 Unit Purchase Agreement

On February 2, 2011, we entered into a Unit Purchase Agreement (the “February 2011 Unit Purchase Agreement”) with Oak Investment Partners XII, Limited Partnership (“Oak”) and GFINet Inc. (“GFI”). Pursuant to the February 2011 Unit Purchase Agreement, among other things, we sold to Oak and GFI units comprised of Series D Preferred Stock and warrants to purchase Common Stock for a total purchase price of $6,500,000. In addition to providing for the sale of such units, the February 2011 Unit Purchase Agreement contains representations and warranties and covenants of the Company in favor of Oak and GFI.

February 2011 Exchange Agreement

On February 2, 2011, in connection with and as a condition to the transactions contemplated by the February 2011 Unit Purchase Agreement, we entered into an Exchange Agreement (the “February 2011 Exchange Agreement”) with UBS, Bonds MX, LLC, an affiliate of Edwin L. Knetzger, III, and Robert Jones. Pursuant to the February 2011 Exchange Agreement, among other things, we (a) issued units comprised of shares of Series D Convertible Preferred Stock and warrants to purchase Common Stock in exchange for all of the outstanding shares of our Series B Convertible Preferred Stock and certain outstanding warrants to purchase shares of our Common Stock, and (b) issued units comprised of shares of Series D-1 Convertible Preferred Stock and warrants to purchase Series A Preferred Stock in exchange for all of the outstanding shares of our Series B-1 Convertible Preferred Stock and certain outstanding warrants to purchase shares of Series A Preferred Stock.

Series D Stockholders’ Agreement

In connection with and as a condition to the transactions contemplated by the February 2011 Unit Purchase Agreement and the February 2011 Exchange Agreement, on February 2, 2011, the Company, Oak, GFI, UBS, Bonds MX, LLC and Robert Jones entered into a Series D Stockholders’ Agreement setting forth certain agreements among and between the Company and such stockholders (the “Series D Stockholders’ Agreement”). This Series D Stockholders’ Agreement was terminated and replaced by the Company’s Series E Stockholders’ Agreement discussed in more detail below.

Amended and Restated Registration Rights Agreement

In connection with and as a condition to the transactions contemplated by the February 2011 Unit Purchase Agreement and the February 2011 Exchange Agreement, on February 2, 2011, the Company entered into an Amended and Restated Registration Rights Agreement with Oak, GFI, UBS, Bonds MX, LLC and Robert Jones (the “Amended and Restated Registration Rights Agreement”). The Amended and Restated Registration Rights Agreement was terminated and replaced by the Second Amended and Restated Registration Rights Agreement discussed in more detail below.

Beacon Capital Strategies, Inc. Asset Purchase Agreement

In connection with and as a condition to the transactions contemplated by the February 2011 Unit Purchase Agreement and the February 2011 Exchange Agreement, on February 2, 2011, the Company entered into an Asset Purchase Agreement (the “Beacon Asset Purchase Agreement”) by and among the Company, Bonds MBS, Inc., an indirect wholly-owned subsidiary of the Company (“Bonds MBS”), and Beacon Capital Strategies, Inc. (“Beacon”). Oak was a significant stockholder of Beacon. Pursuant to the Beacon Asset Purchase Agreement, among other things, on February 2, 2011, the Company (through Bonds MBS) purchased substantially all of Beacon’s assets. As consideration for the purchase of the Beacon assets pursuant to the Beacon Asset Purchase Agreement, the Company, among other things, (a) issued to Beacon 10,000 shares of Series C Preferred, and (b) assumed certain limited liabilities of Beacon. Additionally, the Beacon Asset Purchase Agreement contains representations and warranties and covenants of both Beacon in favor of the Company and the Company in favor of Beacon.

In connection with the acquisition of the Beacon assets, the Company, Bonds MBS and Beacon entered into an Agreement With Respect to Conversion, dated as of February 2, 2011 (the “Determination Agreement”). The Determination Agreement, among other things, sets forth the provisions and procedures for determining the contingent number of shares of Common Stock issuable upon conversion of the Series C Preferred and the contingent liquidation preference of the shares of Series C Preferred. Additionally, pursuant to the Determination Agreement, the Company was required to use commercially reasonable efforts to support the operations of the Beacon business and to maximize the gross revenue of the Beacon business and the number of contingent conversion shares and the amount of the contingent liquidation preference. This support requirement included the

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requirement to provide working capital to the Beacon business of up to $2,000,000 for a certain period of time, with such working capital expenditures to be consistent with a budget agreed to among the parties. The Determination Agreement further provided that if the Company materially breached any of its support obligations, then the number of conversion shares and liquidation preference to which the shares of Series C Preferred are entitled shall be the maximum amounts thereof.

On December 5, 2011, the Company, Bonds MBS and Oak, as successor of Beacon, entered into the Amendment No. 1 to Agreement with Respect to Conversion (the “Determination Agreement Amendment”), which amended the Determination Agreement, among other things, to provide that (a) the contingent number of shares of Common Stock issuance upon conversion of the Series C Preferred will be calculated to be equal to 25,000,000 shares of Common Stock (subject to increase in the event the conversion price of the Series C Preferred is reduced pursuant to the antidilution provisions thereof), and (b) the Company is no longer be required to give any level of support to the operations of the business formerly engaged in by Beacon.  The Company then ceased operations of the assets acquired by Beacon.

Agreements Entered into in Connection with our December 5, 2011 Financing Transaction

On December 5, 2011, the Company consummated a group of related transactions pursuant to which, among other things, we:

●	sold 100 units for an aggregate purchase price of $10,000,000 to six accredited investors, with each unit (each a “Unit”) comprised of (a) warrants to purchase 1,428,571 shares of our Common Stock, par value $0.0001 per share, at an initial exercise price of $0.07 per share (“Common Stock Warrants”), and (b) 100 shares of a newly-created class of preferred stock designated as Series E-2 Convertible Preferred Stock, par value $0.0001 per share (“Series E-2 Preferred”), and agreed to sell an additional 66 Units for an aggregate purchase price of $6,600,000 to five accredited investors upon the satisfaction or waiver of certain closing conditions; and

●	issued (a) 11,831 shares of a newly-created class of preferred stock designated as Series E Convertible Preferred Stock, in exchange for all outstanding shares of our Series D Convertible Preferred Stock, plus all rights with respect to accrued dividends on such shares of Series D Convertible Preferred Stock, and (b) 1,334 shares of a newly-created class of preferred stock designated as Series E-1 Convertible Preferred Stock, in exchange for all outstanding shares of our Series D-1 Convertible Preferred Stock, plus all rights with respect to accrued dividends on such shares of Series D-1 Convertible Preferred Stock.

The foregoing transactions and certain related documents and matters are described in more detail below. The following descriptions of the foregoing transactions and related documents and matters are summaries only and are qualified in their entirety by reference to the applicable documents, which are included as exhibits to the Company’s Current Report on Form 10-K for the fiscal year ended December 31, 2011, and incorporated by reference herein.

December 2011 Unit Purchase Agreement

On December 5, 2011, we entered into a Unit Purchase Agreement (the “December 2011 Unit Purchase Agreement”) with DBIC, Mida, Oak, GFI, and certain other investors. Pursuant to the December 2011 Unit Purchase Agreement, among other things, (a) we sold to DBIC, Mida, Oak, GFI and certain other investors an aggregate of 100 Units for a total purchase price of $10,000,000, and (b) we agreed to sell, and DBIC, Mida, Oak, GFI and certain other investors agreed to purchase, an additional 66 Units for an aggregate purchase price of $6,600,000 (the “Additional Sale”). The Additional Sale, if any, would take place at a future date upon the satisfaction or waiver of certain closing conditions. Such closing conditions include, without limitation, the following:

●	The Company shall have achieved revenue and cash burn closing milestones on, as of or before June 30, 2012. Such revenue and cash burn closing milestones will be satisfied if both (a) the Company’s gross operating revenue for any month ending after December 5, 2011 and on or prior to June 30, 2012 is at least $800,000, and (b) the Company’s operating losses for the same month are less than $200,000 (the “Financial Performance Condition”).

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●	There shall not have occurred any material adverse effect with respect to the Company or any of its subsidiaries, taken as a whole.

●	The Company’s representations and warranties shall be true and correct in all respects as of the date when made and as of any closing with respect to the Additional Sale, except for such failures to be true and correct which in the respective buyer’s reasonable judgment, individually or in the aggregate, have not resulted in and would not reasonably be expected to result in a material adverse effect.

In addition to providing for the sale of the Units, the Unit Purchase Agreement contains representations and warranties and covenants of the Company in favor of DBIC, Mida, Oak, GFI and certain other investors. The covenants set forth in the December 2011 Unit Purchase Agreement include, without limitation, the following:

●	For so long as DBIC, Mida, Oak or GFI own any of the shares of Series E-2 Convertible Preferred Stock, Common Stock Warrants or the shares of Common Stock issuable upon conversion or exercise thereof, the Company is required to timely file all reports it is required to file with the SEC pursuant to the Securities Exchange Act of 1934 (as amended, the “1934 Act”), and the Company is prohibited from terminating its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

●	Other than the Common Stock Warrants, any Units issued in connection with any closing on the Additional Sale under the Unit Purchase Agreement and any Units issued in connection with any exercise of preemptive rights by certain holders of the Company’s shares of capital stock, the Company is prohibited from selling any warrants, convertible debt or other securities convertible into the Company’s Common Stock that include dilution protection provisions other than provisions relating to stock splits, reclassifications, stock dividends and other like kind events.

●	The Company is required to use the proceeds from the sale of the Units in accordance with certain specified uses that were previously approved by the Company’s Board of Directors; provided, however, the Company may deviate from such proposed uses with the approval of the Board, including the consent of at least one director designated to the Board by Oak, GFI or DBIC.

●	From December 5, 2011 until December 31, 2012, the Company may not appoint a Chief Executive Officer unless such appointment is approved by a majority of the Board including at least any one of the directors designated to the Board by DBIC.

The purchase and sale of the Units under the Unit Purchase Agreement gives rise to preemptive rights held by certain holders of the Company’s capital stock under the terms of the Series D Stockholders’ Agreement dated as of February 2, 2011, by and among the Company and the other parties thereto. Among those holders was Bonds MX, LLC, an affiliate of Edwin L. Knetzger, III. The Company consummated a sale of $200,000 of Units to Bonds MX, LLC and $100,000 of Units to another investor on January 24, 2012.

The December 2011 Exchange Agreement

On December 5, 2011, in connection with and as a condition to the transactions contemplated by the December 2011 Unit Purchase Agreement, we entered into an Exchange Agreement (the “December 2011 Exchange Agreement”) with GFI, Oak, UBS, Bonds MX, LLC, an affiliate of Edwin L. Knetzger, III, Jefferies & Company, Inc. (“Jefferies”) and all other holders of Series D Convertible Preferred Stock. Pursuant to the December 2011 Exchange Agreement, among other things, we issued (a) 11,831 shares of Series E Convertible Preferred Stock in exchange for all outstanding shares of our Series D Convertible Preferred Stock plus all rights with respect to accrued dividends on such shares of Series D Convertible Preferred Stock, and (b) 1,334 shares of Series E-1 Convertible Preferred Stock in exchange for all outstanding shares of our Series D-1 Convertible Preferred Stock plus all rights with respect to accrued dividends on such shares of Series D-1 Convertible Preferred Stock.

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In addition to providing for the issuance of the Series E Convertible Preferred Stock and Series E-1 Convertible Preferred Stock in exchange for the Series D Convertible Preferred Stock and the Series D-1 Convertible Preferred Stock, respectively, the December 2011 Exchange Agreement contains representations and warranties of the Company in favor of GFI, Oak, UBS, Bonds MX, LLC, Jefferies and all other holders of Series D Convertible Preferred Stock. The covenants set forth in the Exchange Agreement include, without limitation, the following:

●	For so long as UBS, Bonds MX, GFI, Oak or Jefferies own any of the shares of Series E Preferred or Series E-1 Preferred, the Company is required to timely file all reports it is required to file with the SEC pursuant to the 1934 Act, and the Company is prohibited from terminating its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

Additional Sale under December 2011 Unit Purchase Agreement

On June 8, 2012, the Company, DBIC, Mida, Oak, GFI, and certain other investors entered into a letter agreement pursuant to which the Financial Performance Condition was waived. As a result, on June 8, 2012, the Additional Sale was consummated and the Company issued the 66 Units contemplated by the December 2011 Unit Purchase Agreement, as well as one additional Unit to Bonds MX, LLC, an investor that exercised its preemptive rights under the Company’s prior Series D Stockholders’ Agreement. As previously reported by the Company, Edwin L. Knetzger, III, a member and chairman of the Company’s Board of Directors, is a significant equity owner in Bonds MX, LLC.

Series E Stockholders’ Agreement

In connection with and as a condition to the transactions contemplated by the Unit Purchase Agreement and the Exchange Agreement, on December 5, 2011, the Company, DBIC, Mida, Oak, GFI, UBS, Bonds MX, LLC, Jefferies and each other holder of the securities acquired pursuant to the Exchange Agreement or the Unit Purchase Agreement entered into the Series E Stockholders’ Agreement.

Pursuant to the Series E Stockholders’ Agreement, in the event that DBIC, Mida, Oak, GFI, UBS, Bonds MX, Jefferies or any other holder of the securities acquired pursuant to the Exchange Agreement or the Unit Purchase Agreement (the “Series E Stockholders”) seeks to sell his or its shares of Series E Preferred, Series E-1 Preferred or Series E-2 Preferred, as the case may be, each other Series E Stockholder shall have the right to sell a pro rata portion of its similar securities along with the selling Series E Stockholder. Alternatively, the Company, at its option, may redeem the applicable securities from the other Series E Stockholders and the selling Series E Stockholder would be permitted to sell his or its shares free of such obligation. The foregoing obligations do not apply to transfers pursuant to Rule 144, transfers to certain permitted transferees, bona fide pledges and pledges outstanding as of the date of the Series E Stockholders’ Stockholders’ Agreement. Such obligations also do not apply to sales of less than 10% of the securities held by the selling Series E Stockholder.

The Series E Stockholders’ Stockholders Agreement requires the Company to offer the Series E Stockholders the right to participate on a pro rata basis (based on its fully diluted shares of preferred stock relative to the total number of fully diluted shares of the Company) in future issuances of equity securities by the Company. The foregoing right does not apply to issuance of equity securities (a) in connection with any acquisition of assets of another person, whether by purchase of stock, merger, consolidation, purchase of all or substantially all of the assets of such person or otherwise approved by the Company’s Board of Directors and the requisite holders of the Series E Preferred and Series E-2 Preferred to the extent required under the Certificate of Designation of the Series E Convertible Preferred Stock, Series E-1 Convertible Preferred Stock and Series E-2 Convertible Preferred Stock, (b) Exempted Securities (as such term is defined in the Certificate of Designation of the Series E Convertible Preferred Stock, Series E-1 Convertible Preferred Stock and Series E-2 Convertible Preferred Stock), (c) in an underwritten public offering with gross proceeds of at least $50,000,000 and a market capitalization of at least $175,000,000, and (d) approved by holders of a majority of the shares of Series E Preferred and Series E-2 Preferred. The Company

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may elect to consummate the issuance of equity securities and subsequently provide the Series E Stockholders their right to participate. The foregoing right to participate under the Stockholders Agreement shall terminate on such date as of which less than 25% of the shares of Series E Preferred and Series E-2 Preferred collectively remain outstanding.

The Series E Stockholders’ Agreement was amended by the Stockholders’ Agreement Amendment. The Stockholders’ Agreement Amendment was entered into by the parties thereto in connection with the appointment of Thomas M. Thees to the Board of Directors of the Company. Pursuant to the Stockholders’ Agreement Amendment, each stockholder party to the Series E Stockholders’ Agreement is required to vote, or cause to be voted, all voting shares owned by such stockholder (or over which such stockholder has voting control), from time to time and at all times, in whatever manner as shall be necessary to ensure that the size of the Board shall be set and remain at no more than ten directors (rather than seven as formerly provided under the Series E Stockholders’ Agreement).

Additionally, the Stockholders’ Agreement Amendment provides that (a) for so long as Oak continues to own at least 25% of the shares of Company’s Series E Convertible Preferred Stock or the Company’s Series E-2 Convertible Preferred Stock acquired by it pursuant to the Transactions (as defined under the Series E Stockholders’ Agreement), or 25% of the Company’s Common Stock issued upon the conversion thereof, (i) the Company is required to nominate and use its reasonable best efforts to cause to be elected and cause to remain a director on the Board, and (ii) each stockholder a party to the Series E Stockholders’ Agreement is required to vote all shares of voting capital stock of the Company owned by it, so as to elect, and not to vote to remove, two people designated by Oak (rather than one as formerly provided under the Series E Stockholders’ Agreement), and (b) for so long as DBIC and/or Mida continue to own, in the aggregate, at least 25% of the shares of Series E-2 Convertible Preferred Stock acquired by them pursuant to the Series E-2 Transaction (as defined in the Series E Stockholders’ Agreement), or 25% of the Common Stock issued upon the conversion thereof, (i) the Company is required to nominate and use its reasonable best efforts to cause to be elected and cause to remain a director on the Board, and (ii) each stockholder a party to the Series E Stockholders’ Agreement is required to vote all shares of voting capital stock of the Company owned by it, so as to elect, and not to vote to remove, three people designated by DBIC and Mida (rather than two as formerly provided under the Series E Stockholders’ Agreement).

The Series E Stockholders’ Agreement also sets forth the voting provisions discussed in more detail above under “DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY – Voting Arrangements”.

Second Amended and Restated Registration Rights Agreement

In connection with and as a condition to the transactions contemplated by the Unit Purchase Agreement and the Exchange Agreement, on December 5, 2011, the Company entered into a Second Amended and Restated Registration Rights Agreement with DBIC, Mida, Oak, GFI, UBS, Bonds MX, Jefferies and each other holder of the securities acquired pursuant to the Exchange Agreement or the Unit Purchase Agreement (the “Second Amended and Restated Registration Rights Agreement”). Under the terms of the Second Amended and Restated Registration Rights Agreement, if at any time after the earlier of (a) one (1) year after the date of such agreement or (b) one hundred eighty (180) days after the date the Company’s shares of Common Stock are listed on a national securities exchange, the Company receives a written request from holders of 66.6% of the Series E Preferred, Series E-1 Preferred and the Series E-2 Preferred (such holders, the “Initiating Investors”) to file with the Securities and Exchange Commission a registration statement with respect to at least ten percent (10%) of such Common Stock then outstanding, then the Company is obligated within ten (10) days after the date of receipt by the Company of such written request, to give notice thereof to all of the other holders of Series E Preferred, Series E-1 Preferred or Series E-2 Preferred (such holders, the “Other Investors”). As soon as practicable thereafter (and in any event within sixty (60) days after the date of receipt by the Company of such written request), the Company shall file such registration statement with the Securities and Exchange Commission covering all Common Stock that are requested to be registered by the Initiating Investors and any additional Common Stock as specified by notice given to the Company by any Other Investors within twenty (20) days of the date the Other Investors received notice from the Company.

The Second Amended and Restated Registration Rights Agreement also provides DBIC, Mida, Oak, GFI, UBS, Bonds MX, Jefferies and each other holder of the securities acquired pursuant to the Exchange Agreement or the Unit Purchase Agreement with “piggy back” registration rights with respect to certain registration statements filed by the Company for its own sale of shares of Common Stock or resales of shares of Common Stock by other stockholders, and also contains other customary undertakings and restrictions with respect to the Company.

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Additional Related Party Transactions

On February 2, 2011, the Company issued three warrants to related parties or their affiliates or related parties: (a) a warrant to purchase 6,500,000 shares of the Company’s Common Stock at a purchase price of $0.07 per share for a period of 5 years, which was issued to Edwin L. Knetzger, III for prior services rendered (in addition to his services as a director of the Company), (b) a warrant to purchase 6,500,000 shares of the Company’s Common Stock at a purchase price of $0.07 per share for a period of 5 years, which was issued to Tully Capital Partners, LLC, a member of Bonds MX, LLC, for prior services rendered, and (c) a warrant to purchase 15,000,000 shares of the Company’s Common Stock at a purchase price of $0.10 per share for a period of 5 years, which was issued to Laidlaw & Co (UK), Inc., a related party of Laidlaw Venture Partners III, LLC.

See “EMPLOYMENT AGREEMENTS AND POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL” above for summaries of our Employment Agreements with Thomas Thees, George O’Krepkie, John M. Ryan and David J. Weisberger and summaries of our Separation Agreement, Release and Covenant Not to Sue with Michael Sanderson and certain arrangements with John J. Barry, IV.

Related Party Transactions Policies and Procedures

On April 8, 2010, our Board adopted written related party transaction policies and procedures (the “Policy”). For purposes of the Policy, “related party transactions” include transactions that involve more than $5,000 in any calendar year in which the Company is a participant and any related party has a direct or indirect interest, and “related party” includes our officers, directors or five percent (5%) shareholders and their immediate family members.

Except as described below, our Audit Committee (excluding any interested director) will review the material facts of all related party transactions. Our Audit Committee will either approve or disapprove of the entry into the related party transaction after taking into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. If advance Audit Committee approval of a related party transaction is not feasible, the Audit Committee will consider, and if it deems appropriate, ratifying the transaction at the Audit Committee’s next regularly scheduled meeting. The Audit Committee has delegated authority to its Chairman to approve related party transactions in which the amount involved is expected to be less than $25,000.

The following related party transactions are deemed to be pre-approved or ratified by our Audit Committee (subject to the specific requirements and limitations set forth in the Policy):

(a) certain employment arrangements with our executive officers;

(b) certain compensation arrangements with our directors;

(c) transactions pursuant to which all of our shareholders receive proportional benefits;

(d) transactions involving competitive bids;

(e) regulated transactions; and

(f) banking transactions.

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COMPANY’S RELATIONSHIP WITH INDEPENDENT AUDITORS

On December 28, 2011, Daszkal Bolton LLP (“Daszkal”) notified the Company that it resigned as our independent registered public accounting firm. On January 20, 2012, the Audit Committee of the Company’s Board of Directors engaged EisnerAmper LLP (“EisnerAmper”) to replace Daszkal as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2011. In addition, the Company also engaged SEC Solutions Group, LLC to replace Daszkal as the Company’s tax preparation service provider.

Daszkal’s report on the Company’s financial statements for the fiscal years ended December 31, 2010 and 2009, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: Daszkal’s reports on the Company’s audited financial statements for the fiscal years ended December 31, 2010 and December 31, 2009 contained the following statement: “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has sustained recurring losses and has negative cash flows from operations that raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the six month period ending June 30, 2011, the Company and Daszkal disagreed regarding the appropriate GAAP accounting treatment of the Company’s issuance of Series D Convertible Preferred Stock and related common stock warrants during such period. Specifically, the disagreement related to the application of GAAP to certain price protection features of such securities. The Audit Committee discussed the accounting treatment with the Company’s management and Daszkal. The difference of opinion was resolved to Daszkal’s satisfaction. The Company has authorized Daszkal to respond fully to any inquiries of EisnerAmper concerning the subject matter of this disagreement.

Except as discussed above, during the Company’s fiscal years ended December 31, 2010 and 2009 and the interim period through the effective date of Daszkal’s resignation, there were no disagreements with Daszkal on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Daszkal, would have caused Daszkal to make reference to the subject matter thereof in its reports. During the Company’s fiscal years ended December 31, 2010 and 2009 and the interim period through the effective date of Daszkal’s resignation, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Daszkal with a copy of the disclosures above which were included in a Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the SEC. The Company requested that Daszkal furnish a letter addressed to the SEC stating whether or not it agrees with the statements made in the Report. A copy of Daszkal’s letter dated January 4, 2012, was attached as Exhibit 16.1 to the Report.

Set forth below are the fees and expenses for Daszkal and EisnerAmper for each of the last two years for the following services provided to us:

Daszkal Bolton LLP

	2011	2010
Annual Audit Fees	$—	$133,949
Audit-Related Fees	$58,807	$60,000
Tax Fees	$24,818	$7,500
Other Fees	$18,600	$11,730
Total Fees	$102,230	$213,179

EisnerAmper LLP

	2011	2010
Annual Audit Fees	$350,000	$—
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
Other Fees	$—	$—
Total Fees	$350,000	$—

Our audit committee approves each non-audit engagement or service with or by our independent auditor. Prior to approving any such non-audit engagement or service, it is the audit committee’s practice to first receive information regarding the engagement or service that (a) is detailed as to the specific engagement or service, and (b) enables the audit committee to make a well-reasoned assessment of the impact of the engagement or service on the auditor’s independence.

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OTHER MATTERS

We know of no matters to be brought before the Annual Meeting other than as set forth herein. However, if any such other matters are properly presented to the stockholders for action at the Annual Meeting and any adjournments, postponements or continuations thereof, it is the intention of the proxy holders named in the enclosed proxy to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

STOCKHOLDER PROPOSALS TO BE INCLUDED

IN THE 2013 PROXY STATEMENT

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, any holder of at least $2,000 in market value of Common Stock of the Company who has held such securities for at least one year, who will hold such securities as of the date of the 2013 Annual Meeting of Stockholders and who desires to have a proposal presented in the Company’s proxy material for use in connection with the 2013 Annual Meeting of Stockholders must transmit that proposal (along with his or her name, address, the number of shares of Common Stock that he or she holds of record or beneficially, the dates upon which the shares of Common Stock were acquired, documentary support for a claim of beneficial ownership (other than for shares held of record) and a statement of willingness to hold such Common Stock through the date of the 2013 Annual Meeting of Stockholders) in writing as set forth below. Proposals of stockholders intended to be presented at the 2013 Annual Meeting of Stockholders must be received by the Company’s Secretary at 1500 Broadway, 31st Floor, New York, NY 10036 on or before March 17, 2013 to be included in the Company’s Proxy Statement and form of proxy for that meeting. In order for stockholder proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Securities Exchange Act of 1934, the Secretary of the Company must receive such proposals at the above address not later than March 17, 2013.

ADDITIONAL INFORMATION; INCORPORATION BY REFERENCE

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document that the Company files at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a website at www.sec.gov, from which interested persons can electronically access the Company’s SEC filings.

The Company is incorporating by reference into this document important business and financial information that is not included in or delivered with this document. This information is available without charge to security holders upon written or oral request.

Any person, including any beneficial owner, to whom this Proxy Statement is delivered may request copies of reports, proxy statements or other information concerning the Company, without charge, by written or telephonic request directed to Secretary, 1500 Broadway, 31st Floor, New York, NY 10036, (212) 257-4062. We undertake to provide requested copies by first class mail or other equally prompt means within one business day of receipt of such request. If you would like to request documents, please do so by December 5, 2012, in order to receive them before the Annual Meeting.

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Appendix A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

BONDS.COM GROUP, INC.

Pursuant to §242 and §245 of the General Corporation Law of the State of Delaware, BONDS.COM GROUP, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby submits the following for the purposes of amending and restating its Certificate of Incorporation, and DOES HEREBY CERTIFY:

1. The name of the Corporation is Bonds.com Group, Inc. The Corporation’s original Certificate of Incorporation of IPO Russia, Inc. was filed on April 1, 2002, as amended by the Certificate of Amendment of the Certificate of Incorporation Before Payment of Capital of IPO Russia, Inc. dated April 12, 2002, the Certificate of Amendment of the Certificate of Incorporation of IPO-Russia, Inc. dated December 18, 2007, the Certificate of Ownership Subsidiary into Parent (Section 253) Certificate of Ownership Merging Bonds.com Group, Inc. into IPO Russia, Inc. dated December 21, 2007, the Certificate of Correction of Bonds.com Group, Inc. dated December 23, 2009, the Certificate of Designation of the Series A Participating Preferred Stock of Bonds.com Group, Inc. dated January 11, 2010 (the “Series A Preferred Certificate”), the Certificate of Amendment of the Certificate of Incorporation of Bonds.com Group, Inc. dated March 31, 2010, the Certificate of Increase of Series A Participating Preferred Stock of Bonds.com Group, Inc. dated October 19, 2010, the Certificate of Designation of the Series B Convertible Preferred Stock and Series B-1 Convertible Preferred Stock of Bonds.com Group, Inc. dated October 19, 2010, the Certificate of Designation of the Series C Convertible Preferred Stock of Bonds.com Group, Inc. dated February 2, 2011 (the “Series C Preferred Certificate”), the Certificate of Designation of the Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock of Bonds.com Group, Inc. dated February 2, 2011, the Certificate of Correction of Bonds.com Group, Inc. dated June 20, 2011, the Certificate of Amendment of the Certificate of Incorporation of Bonds.com Group, Inc. dated July 1, 2011, the Certificate of Increase of Series A Participating Preferred Stock of Bonds.com Group, Inc. dated December 5, 2011 and the Certificate of Designation of the Series E Convertible Preferred Stock, Series E-1 Convertible Preferred Stock and Series E-2 Convertible Preferred Stock of Bonds.com Group, Inc. dated December 5, 2011 (the “Series E/E-1/E-2 Preferred Certificate”) (collectively, the “Prior Certificate of Incorporation”).

2. This Amended and Restated Certificate of Incorporation (this “Amended and Restated Certificate of Incorporation”) was duly adopted in accordance with §242 and §245 of the General Corporation Law of the State of Delaware.

3. Annexes A, B and C to this Amended and Restated Certificate of Incorporation include the original rights, preferences and restrictions set forth in the original Series A Preferred Certificate, Series C Preferred Certificate and Series E/E-1/E-2 Preferred Certificate, respectively, filed previously by the Corporation, and the provisions of such annexes do not reflect adjustments in such rights, preferences and restrictions due to events that have occurred since the date of the filings of such certificates, including, without limitation, the reverse stock split to be effected by this Amended and Restated Certificate of Incorporation. The provisions of such annexes that are to be adjusted as a result of a reverse stock split generally shall require adjustment for the reverse stock split to be effected by this Amended and Restated Certificate of Incorporation, notwithstanding that the unadjusted provisions are included in such annexes.

4. The Corporation no longer has outstanding any shares of its Series B Convertible Preferred Stock, par value $0.0001 per share, Series B-1 Convertible Preferred Stock, par value $0.0001 per share, Series D Convertible Preferred Stock, par value $.0.0001 per share, or Series D-1 Convertible Preferred Stock, par value $0.0001 per share, and this Amended and Restated Certificate of Incorporation eliminates all such series of the Corporation’s preferred stock.

A-1

5. The Corporation’s Prior Certificate of Incorporation is hereby amended and restated in its entirety, as set forth below:

ARTICLE I.

The name of the corporation is Bonds.com Group, Inc.

ARTICLE II.

The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801-1120. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III.

The nature of the business and purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE IV.

The authorized capital stock of the Corporation shall be as follows:

A. Authorized Capital Stock. The total number of shares of capital stock which the Corporation is authorized to issue is 1,501,000,000 shares, of which 1,500,000,000 shares shall be designated as common stock, $0.0001 par value per share (the “Common Stock”), and 1,000,000 shares shall be designated as preferred stock, $0.0001 par value per share (the “Preferred Stock”).

1. Preferred Stock. The Preferred Stock shall be designated as follows:

(a) 508,000 shares shall be designated as Series A Participating Preferred Stock, $0.0001 par value per share (the “Series A Preferred”), which such number of shares may not be increased or decreased without the approval of the holders of a majority of the then outstanding shares of Series A Preferred and such shares shall have the rights, preferences and restrictions set forth in Annex A attached hereto and incorporated herein;

(b) 10,000 shares shall be designated as Series C Convertible Preferred Stock, $0.0001 par value per share (the “Series C Preferred”), which such number of shares may not be increased or decreased without the approval of the holders of at least 67% of the then outstanding shares of Series C Preferred and such shares shall have the rights, preferences and restrictions set forth in Annex B attached hereto and incorporated herein; and

(c) 12,000 shares shall be designated as Series E Convertible Preferred Stock, $0.0001 par value per share (the “Series E Preferred”), 1,400 shares shall be designated as Series E-1 Convertible Preferred Stock, $0.0001 par value per share (the “Series E-1 Preferred”), and 20,000 shares shall be designated as Series E-2 Convertible Preferred Stock, $0.0001 par value per share (the “Series E-2 Preferred”), in each case, such respective number of shares may not be increased or decreased without the approval of the holders of 66.6% of the then outstanding shares of Series E Preferred, Series E-1 Preferred and Series E-2 Preferred, respectively, and which such shares shall have the rights, preferences and restrictions set forth in Annex C attached hereto and incorporated herein.

The Preferred Stock may be increased or decreased, and any series of Preferred Stock may be designated or eliminated, as provided in Section B of this Article IV.

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2. Reverse Stock Split. At the Effective Time, every four hundred (400) shares of Common Stock (the “Pre-Split Common Shares”), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Post-Split Common Shares”). No certificates representing fractional shares shall be issued in connection with such reclassification. Each stockholder of record who otherwise would be entitled to receive fractional shares will be entitled to an amount in cash equal to the fraction of one whole share to which such stockholder would otherwise be entitled multiplied by the product of (a) the most recent closing price of the Common Stock reported on the OTCQB market prior to the Effective Time, and (b) four hundred (400). Each certificate representing Pre-Split Common Shares shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Post-Split Common Stock into which the Pre-Split Common Shares represented by such certificate shall have been reclassified and combined, provided, however, that each holder of record of a certificate that represented Pre-Split Common Shares shall receive, upon surrender of such certificate, a new certificate representing the Post-Split Common Shares into which the Pre-Split Common Shares represented by such certificate have been reclassified. For purposes of this Section A.2. of Article IV, “Effective Time” shall mean [●].

B. Preferred Stock Blank Check Provision. Subject to obtaining any consent required by this Amended and Restated Certificate of Incorporation, the shares of preferred stock shall be issuable in one or more series as determined from time to time by the Board of Directors. The Board of Directors hereby is expressly vested with authority, by resolution or resolutions, to establish with respect to each such series, its designation, number, full or limited voting powers or the denial of voting powers, and relative, participating, optional or other special rights, and any qualifications, limitations and restrictions thereof. Subject to obtaining any consent required by this Amended and Restated Certificate of Incorporation, the authority of the Board of Directors with respect to each series shall include, but not be limited to, determining the following:

1.	the distinctive designations of such series and the number of shares which shall constitute such series, which number may be increased or decreased (except where otherwise provided by the Board of Directors in creating such series) from time to time by like action of the Board of Directors;
2.	whether dividends shall be payable with respect to such series and, if so, the annual rate or amount of dividends payable on shares of such series, whether such dividends shall be cumulative or noncumulative, the relation which any such dividends shall bear to dividends payable on any other series of such class or any other class of stock or series of any other class of stock, the conditions upon which and/or the dates when such dividends shall be payable, the date from which dividends on cumulative series shall accrue and be cumulative, and whether the payment of such dividends shall be in cash, common stock, preferred stock of the same or other series, or property;
3.	whether such series shall be redeemable and, if so, the terms and conditions of such redemption, including the time or times when and the price or prices at which shares of such series may be redeemed, and whether shares of such series shall be subject to the operation of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if any such retirement or sinking fund be established, the time or times any such payments are to be made and the terms and provisions relative to the operation thereof;
4.	the rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution, or upon the distribution of assets in connection with the winding up, of the corporation and whether such series shall be entitled to receive a priority in payment in the event of the liquidation, dissolution or winding up of the affairs of the corporation and, if so, the amount thereof;
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5.	whether such series shall be convertible into or exchangeable for shares of any other series of such class or any other class of stock or series of any other class of stock and, if so, the terms and conditions thereof, including the date or dates when such shares shall be so convertible or exchangeable, and any adjustments which shall be made, and the circumstances in which any such adjustments shall be made, in such conversion or exchange prices or rates;
6.	whether such series shall have any voting rights in addition to those prescribed by law and, if so, the terms and conditions of exercise of such voting rights; and
7.	any other designations, preferences and relative, participating, optional or other special rights, and any qualifications, limitations and restrictions thereof.

ARTICLE V.

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the following provisions are inserted in this Amended and Restated Certificate of Incorporation for the regulation and conduct of the business and affairs of the Corporation:

1. Directors may be removed from office with or without cause by the holders of a majority of the outstanding shares of capital stock of the Corporation entitled to vote at an election of directors.

2. The directors of the Corporation, by the affirmative vote of a majority of the whole board of directors of the corporation, at any regular or special meeting, shall have the power to adopt, amend or repeal By-laws of the Corporation; provided, however, that such power of the Board of Directors of the Corporation shall not divest the stockholders of the Corporation of their power to adopt, amend or repeal By-laws of the Corporation.

3. In addition to the powers and authorities conferred upon the Board of Directors by this Amended and Restated Certificate of Incorporation, the Board of Directors may exercise all such powers and take all such actions as may be exercised or taken by the Corporation, subject, however, to the provisions of the laws of the State of Delaware, this Amended and Restated Certificate of Incorporation and the By-laws of the Corporation.

4. Meetings of the stockholders may be held within or without the State of Delaware, as the By-laws of the Corporation may provide.

5. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors, or in the By-laws of the Corporation.

6. Elections of directors need not be by written ballot unless the By-laws of the Corporation shall so provide.

ARTICLE VII.

Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code, or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said organization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

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ARTICLE VIII.

No director of the Corporation shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the foregoing shall not eliminate or limit liability of a director (i) for any breach of such director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law (iii) under section 174 of Title 8 of the Delaware Code, or (iv) for any transaction from which such director derived an improper personal benefit. If the Delaware General Corporation Law (or any successor statute) hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the corporation, in addition to the limitation of personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law (or successor statute). Neither the amendment nor repeal of this Article, nor the adoption of any provision of this Amended and Restated Certificate of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX.

The Corporation shall, to the fullest extent permitted by section 145 of the Delaware General Corporation Law, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by such section. To the extent permitted by law, the indemnification provided for herein shall not be deemed exclusive of any other rights to which any person may be entitled under any By-law, agreement, vote of stockholders or disinterested directors or otherwise. Such indemnification shall pertain both as to action in such person’s official capacity and as to action in another capacity while holding such office or directorship, shall continue as to a person who has ceased to be a director, officer, employee or agent as to action while acting in such capacity or holding such office or directorship, and shall inure to the benefit of the heirs, executors and administrators of such a person.

ARTICLE X.

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

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IN WITNESS WHEREOF, said BONDS.COM GROUP, INC. has caused this Amended and Restated Certificate of Incorporation to be signed by ________________, its _____________, this the _____ day of __________ 201_, and affirms that this Amended and Restated Certificate of Incorporation is said corporation’s act and deed and that the statements contained herein are true under penalties of perjury.

BONDS.COM GROUP, INC.

By:________________________________
Name: _____________________________
Title: ______________________________

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ANNEX A

Series A Preferred

1.             Series A Participating Preferred Stock. This Annex A sets forth the rights, preferences and restrictions of the Series A Preferred. Except as expressly set forth herein, all references to sections and subsections below shall mean the sections and subsections set forth in this Annex A.

2.             Rank and Dividends.

(a)         Rank. Except as permitted by this Annex A, the Series A Preferred shall, with respect to dividends and distributions upon liquidation, winding-up and dissolution of the Corporation, rank pari passu to the common stock, par value $0.0001 per share, of the Corporation (the “Common Stock”) and junior to any class or series of capital stock that ranks senior to the Series A Preferred as to dividends or distributions upon liquidation, winding-up and dissolution of the Corporation that is created in accordance with the Section 4(b).

(b)        Dividends. The Corporation shall not declare, pay or set aside any dividends on shares of Common Stock unless (in addition to the obtaining of any consents required in the Amended and Restated Certificate of Incorporation of the Corporation) the holders of the Series A Preferred then outstanding shall first receive, or simultaneously receive, a dividend on each outstanding share of Series A Preferred in an amount at least equal to a rate per share of Series A Preferred determined by multiplying the amount of the dividend payable on each share of Common Stock by one hundred (100) (subject to appropriate adjustment in the event of any stock split, stock dividend, combination or other similar recapitalization with respect to the Series A Preferred if there is no proportionate action taken with respect to the Common Stock).

3.             Liquidation Preference.

(a)         Series A Preferred Stock Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, subject to the rights of any series of Preferred Stock which may from time to time come into existence, the holders of Series A Preferred shall be entitled to receive by reason of their ownership thereof, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock or the holders of any series of Preferred Stock expressly made junior to the Series A Preferred, an amount per share equal to $.01 (subject to appropriate adjustment in the event of any stock split, stock dividend, combination or other similar recapitalization with respect to the Series A Preferred) (such amount per share as of any date, the “Series A Liquidation Preference”). If, upon the occurrence of such event, the assets and funds available for distribution among the holders of the Series A Preferred (and any other series of Preferred Stock expressly made pari passu with the Series A Preferred with respect to payments upon liquidation, dissolution or winding up, if applicable), shall be insufficient to permit the payment to such holders of the full preferential amounts to which they are entitled, then, subject to the rights of any series of Preferred Stock which may from time to time come into existence, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred (and any other series of Preferred Stock expressly made pari passu with the Series A Preferred with respect to payments upon liquidation, dissolution or winding up, if applicable) in accordance with the respective full preferential amounts to which such holders are entitled.

(b)         Distribution of Remaining Assets. Subject to the rights of any series of Preferred Stock which may from time to time come into existence, in the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, after the payment of all preferential amounts required to be paid to the holders of shares of Series A Preferred and any other series of Preferred Stock having a preference with respect to liquidations, the remaining assets of the Corporation available for distribution to its stockholders shall be distributed among the holders of (i) shares of any series of Preferred Stock which may from time to time come into existence and have the right to participate in such distribution (and, in such case, in accordance with its liquidation preference and participation rights), and (ii) shares of Series A Preferred and Common Stock, pro rata based on the number of shares held by each such holder, treating for this purpose each such share of Series A Preferred as if it had been converted into one hundred (100) shares of Common Stock (subject to appropriate adjustment in the event of any stock split, stock dividend, combination or other similar recapitalization with respect to the Series A Preferred if there is no proportionate action taken with respect to the Common Stock) immediately prior to such liquidation, dissolution or winding up of the Corporation and treating any other shares of Preferred Stock in accordance with the terms of their liquidation preference and participation rights.

(c)         Certain Acquisitions. For purposes of this Section 3, a liquidation, dissolution or winding up of the Corporation shall be deemed to occur on a Change of Control (as defined below). In the event of any such deemed liquidation, provision shall be made in connection with such transaction to ensure that the holders of Series A Preferred receive, in connection with such transaction, (i) an amount at least equal to the amount that such holders would have received if net consideration payable to the holders of capital stock of the Corporation in such merger or consolidation, as applicable, were available for payment in liquidation, dissolution or winding up of the Corporation pursuant to Section 3(a) in the manner set forth in Section 3(b) above (i.e., in no event shall any consideration be paid in such transaction with respect to the Common Stock unless the full Series A Liquidation Preference is paid to the holders of the Series A Preferred in such transaction) or (ii) if the Change of Control occurs pursuant to clause (iii) of the definition thereof, the fair market value, calculated in accordance with Section 3(d) below, of each share of the Series A Preferred then outstanding. If the consideration received by the Corporation in any deemed liquidation is other than cash, its value will be deemed its fair market value as determined in good faith by the Board of Directors. The Corporation shall give each holder of record of Series A Preferred written notice of any such impending transaction not later than ten (10) days prior the stockholders’ meeting called to approve such transaction, or ten (10) days prior to the closing of such transaction, whichever is earlier. For purposes hereof, “Change of Control” means (i) a sale, transfer, lease, exclusive license or other disposition of all or substantially all of the Corporation’s assets or business, (ii) any merger, consolidation, reorganization or other business combination transaction of the Corporation with or into another entity, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Corporation outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock or other voting equity of the Corporation or the surviving entity outstanding immediately after such transaction, or (iii) the direct or indirect acquisition (including by way of new issuance by the Corporation (other than issuances of shares in respect of options or warrants existing as of the date hereof, but solely to the extent that the issuance triggered a Change in Control without factoring in any additional purchases made by such Person subsequent to the date hereof (other than purchases pursuant to the foregoing options and warrants), re-sales of stock by existing shareholders, or a tender or exchange offer), in a single transaction or series of related transactions, by any person or entity, or persons or entities acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares of the Corporation’s capital stock representing at least a majority of the voting power of the then outstanding shares of capital stock of the Corporation.

(d)          Determination of Fair Market Value. For purposes of this Section 3, the fair market value of the Common Stock shall be determined as follows:

(i)                 if, at the time of determination, the Common Stock is traded on a securities exchange or the NASDAQ Stock Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange or market over the 30-period ending three days prior to the closing of such transaction;

(ii)               if, at the time of determination, the Common Stock is actively traded over-the-counter, the value shall be deemed to be the average of the closing bid and offer prices over the 30-day period ending three days prior to the closing of such transaction; or

(iii)             if, at the time of determination, there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Corporation. The Board of Directors shall notify the holders of Series A Preferred of any determination of fair market value made pursuant to this Section 3(d)(iii) no later than 30 days after the date of the deemed liquidation (which notification may be given prior to such deemed liquidation). If within 15 days after such notification is made, holders of a majority of the then outstanding shares of Series A Preferred notify the Board of Directors in writing of their objection to the calculation of fair market value (including their determination of such fair market value), the valuation shall be submitted for determination by an independent appraiser mutually acceptable to the Corporation and holders of a majority of the then outstanding shares of Series A Preferred. The valuation of such independent appraiser shall be final and conclusive on the Corporation and all holders of Series A Preferred, their successors and assigns. All costs of the independent appraiser incurred pursuant to this Section 3(d)(iii) shall be borne (A) by the Corporation, if the Board of Director’s determination of fair market value differs from the independent appraiser’s determination by one hundred and twenty percent (120%) or more of the amount, if any, by which the objecting holder’s determination of fair market value differs from the independent appraiser’s determination, (B) by the objecting holders, if their determination of fair market value differs from the independent appraiser’s determination by one hundred and twenty percent (120%) or more of the amount, if any, by which the Board of Director’s determination of fair market value differs from the independent appraiser’s determination, or (C) equally by both the Corporation and the objecting holders if neither the foregoing clause (A) nor the foregoing clause (B) applies.

4.              Voting Rights.

(a)           General Manner. Except as may otherwise be required by applicable law or pursuant to the provisions of Section 4(b) below, the Series A Preferred shall not have the right to vote with respect to any matters. The number of authorized shares of Preferred Stock (other than Series A Preferred) may be increased or decreased (but not below the sum of the number of shares thereof then outstanding and the number of shares required for exercise of any rights to purchase or otherwise acquire shares of Preferred Stock) by the affirmative vote of the holders of shares of capital stock of the Corporation representing a majority of the votes represented by all outstanding shares of capital stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law, and the holders of Series A Preferred shall not have any separate class vote with respect thereto unless expressly required by Section 4(b) below.

(b)          Stockholder Approval on Certain Actions by the Corporation. In addition to any other vote or consent required by law or this Annex A, for so long as any shares of Series A Preferred are outstanding, the Corporation shall not (either directly or indirectly by amendment, merger, consolidation, sale of substantially all of its assets, liquidation, dissolution, winding-up, reorganization or otherwise), without first obtaining the affirmative vote or written consent of the holders of at least a majority of the Series A Preferred then outstanding, voting together as a single class, take any action that:

(i)                 alters the rights, preferences or privileges of the Series A Preferred;

(ii)               creates any new class or series of shares, or issues any such shares or options or convertible securities exercisable or convertible into such shares, that have a preference over the Series A Preferred with respect to dividends or liquidation preferences to the extent such shares are issued or to be issued by the Corporation pro rata in respect of outstanding shares of Common Stock of the Corporation;

(iii)             increases or decreases the authorized number of shares of Series A Preferred;

(iv)             reclassifies Common Stock into shares having a preference over or parity with the Series A Preferred with respect to dividends or liquidation preferences;

(v)               authorizes or pays any dividend or other distribution with respect to the Common Stock without payment in full of dividends on the Series A Preferred;

(vi)             results in (A) the consolidation or merger of the Corporation with or into any other corporation or business entity (other than with or into a wholly-owned domestic subsidiary of the Corporation or with respect to such consolidation or merger where not more than 50% of the voting power of the Corporation is transferred to any party or parties other than the existing stockholders of the Corporation), (B) the sale or other transfer in a single transaction or a series of related transactions of all or substantially all of the assets of the Corporation, or (C) the liquidation, dissolution, winding-up or reorganization of the Corporation if, in each case, such transaction would result in any disproportionate adverse consequences for the holders of Series A Preferred (solely in the respect to their rights as stockholders);

(vii)           (A) commences a voluntary proceeding seeking liquidation, reorganization or other relief with respect to the Corporation or the debts of the Corporation under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Corporation or a substantial part of the property of the Corporation, (B) consents to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against the Corporation, (C) makes a general assignment for the benefit of creditors, (D) generally results in the failure to pay the debts of the Corporation as they become due, or (E) authorizes any of the foregoing if, in each case, such action would result in any disproportionate adverse consequences for the holders of Series A Preferred (solely in the respect to their rights as stockholders); or

(viii)         alters or amends the provisions of this Section 4.

5.           Anti-dilution. In case the Corporation shall (i) pay a dividend in shares of its Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then Corporation shall take the equivalent action with respect to the Series A Preferred.  In the event the Corporation shall issue any shares of its capital stock in a reclassification of the Common Stock, then each reference in this Annex A to “Common Stock” shall be a reference to the kind of securities resulting from such reclassification and the Corporation shall treat any additional securities issued as part of the reclassification as if it were a subdivision pursuant to clause (ii) above.

6.           Fractional Shares. Series A Preferred may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights (if any), receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred.

7.           Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series A Preferred, at least five (5) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the anticipated amount and character of such dividend, distribution or right; provided, however, that the foregoing obligations may be waived prospectively or retrospectively by holders of shares of Series A Preferred representing at least a majority of the outstanding shares of Series A Preferred.

8.          Notices. Any notice required by the provisions of this Annex A to be given to the holders of Series A Preferred shall be deemed to have been sufficiently received (except as otherwise provided herein) (a) upon receipt when personally delivered, (b) one (1) day after being sent by overnight delivery or facsimile providing confirmation or receipt of delivery, or (c) three (3) days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, and addressed to each holder of record at such holder’s address appearing on the books of the Corporation.

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ANNEX B

Series C Preferred

1.              Series C Convertible Preferred Stock.

This Annex B sets forth the rights, preferences and restrictions of the Series C Preferred. Except as expressly set forth herein, all references to sections and subsections below shall mean the sections and subsections set forth in this Annex B.

2.              Rank and Dividends.

(a)            Rank. Except as permitted by this Annex B, the Series C Preferred shall, with respect to dividends and distributions upon liquidation, winding-up and dissolution of the Corporation, rank (i) senior to the Corporation’s common stock, par value $0.0001 per share (the “Common Stock”), (ii) pari passu with the Corporation’s Series A Participating Preferred Stock, par value $0.0001 per share (the “Series A Preferred”) (except that solely to the extent the Series A Preferred ranks pari passu with the Common Stock, the Series C Preferred shall rank senior to the Series A Preferred for such purposes), (iii) junior to the Corporation’s Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred”), Series B-1 Convertible Preferred Stock, par value $0.0001 per share (the “Series B-1 Preferred”), Series D Convertible Preferred Stock, par value $0.0001 per share (the “Series D Preferred”), and Series D-1 Convertible Preferred Stock, par value $0.0001 per share (the “Series D-1 Preferred”), and (iv) junior to any class or series of capital stock that expressly ranks senior to the Series C Preferred as to dividends or distributions upon liquidation, winding-up and dissolution of the Corporation that is created in accordance with Section 4(c).

(b)           Dividends. Beginning on the Determination Date, the Corporation shall not declare, pay or set aside any dividends on shares of Common Stock or any series of Preferred Stock expressly made junior to the Series C Preferred (other than dividends on shares of Common Stock payable in shares of Common Stock) unless (in addition to the obtaining of any consent required by Section 4(c)) the holders of the Series C Preferred then outstanding shall first receive, or simultaneously receive, a dividend on each outstanding share of Series C Preferred in an amount at least equal to (i) in the case of a dividend on Common Stock or any such class or series that is convertible into Common Stock, that dividend per share of Series C Preferred as would equal the product of (A) the dividend payable on each share of such class or series determined, if applicable, as if all shares of such class or series had been converted into Common Stock and (B) the number of shares of Common Stock issuable upon conversion of a share of Series C Preferred, in each case calculated on the record date for determination of holders entitled to receive such dividend or (ii) in the case of a dividend on any such class or series that is not convertible into Common Stock, at a rate per share of Series C Preferred determined by (A) dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to such class or series) and (B) multiplying such fraction by an amount equal to the Series C Conversion Price (as defined below); provided that, if the Corporation declares, pays or sets aside, on the same date, a dividend on shares of more than one class or series of capital stock of the Corporation, the dividend payable to the holders of Series C Preferred pursuant to this Section 2(b) shall be calculated based upon the dividend on the class or series of capital stock that would result in the highest Series C Preferred dividend.

3.             Liquidation Preference.

(a)        Series C Preferred Liquidation Preference Prior to the Determination Date. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, prior to the Determination Date, subject to the rights of holders of Series B Preferred and Series D Preferred and holders of any series of Preferred Stock which may from time to time come into existence in accordance with the terms of this Annex B, the holders of Series C Preferred shall be entitled to receive by reason of their ownership thereof, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock, to the holders of Series A Preferred pursuant to Section 3(b) of Annex A of this Amended and Restated Certificate of Incorporation of the Corporation or the holders of any series of Preferred Stock expressly made junior to the Series C Preferred and pari passu with the distribution pursuant to Section 3(a) of the Annex A of this Amended and Restated Certificate of Incorporation of the Corporation, an aggregate amount equal to the greater of (i) the sum of (A) $4,000,000 plus (B) the Conversion Value (as defined below); provided, however that such aggregate amount shall in no event be greater than $10,000,000, and (ii) the sum of (A) $4,000,000 plus (B) the amount which such holders would have received in such liquidation, dissolution or winding up had all holders of Series C Preferred converted their shares of Series C Preferred into shares of Common Stock on the date immediately preceding such liquidation, dissolution or winding up and the Conversion Value was determined in accordance with clause (E) of the definition of Determination Trigger Date (such aggregate amount, the “Pre-Determination Date Liquidation Preference”). In such event, each share of Series C Preferred shall be entitled to an amount equal to the Pre-Determination Date Liquidation Preference divided by the total number of shares of Series C Preferred issued and outstanding on the Series C Original Issue Date.

(b)        Series C Preferred Liquidation Preference On and After the Determination Date. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, on or after the Determination Date, subject to the rights of holders of Series B Preferred and Series D Preferred and holders of any series of Preferred Stock which may from time to time come into existence in accordance with the terms of this Annex B, the holders of Series C Preferred as a whole shall be entitled to receive by reason of their ownership thereof, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock, to the holders of Series A Preferred pursuant to Section 3(b) of Annex A of this Amended and Restated Certificate of Incorporation of the Corporation or the holders of any series of Preferred Stock expressly made junior to the Series C Preferred and pari passu with the distribution pursuant to Section 3(a) of Annex A of this Amended and Restated Certificate of Incorporation of the Corporation, an aggregate amount equal to the greater of (i) the sum of (A) $4,000,000 plus (B) the product of the aggregate number of Conversion Shares multiplied by $0.10 (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), provided, however, that such aggregate amount shall in no event be greater than $10,000,000 and (ii) the amount which such holders would have received in such liquidation, dissolution or winding up had all holders of Series C Preferred converted their shares of Series C Preferred into shares of Common Stock on the date immediately preceding such liquidation, dissolution or winding up and the Conversion Value was determined in accordance with clause (E) of the definition of Determination Trigger Date (such aggregate amount, the “Post-Determination Date Liquidation Preference”). In such event, each share of Series C Preferred shall be entitled to an amount equal to the Post-Determination Date Liquidation Preference divided by the total number of shares of Series C Preferred issued and outstanding on the Series C Original Issue Date.

(c)         Certain Acquisitions. For purposes of this Section 3, a liquidation, dissolution or winding up of the Corporation shall be deemed to occur on a Change of Control (as defined below). Subject to the rights of holders of Series B Preferred and Series D Preferred and holders of any series of Preferred Stock which may from time to time come into existence in accordance with the terms of this Annex B and subject to Section 3(d) below, in the event of any such deemed liquidation, provision shall be made in connection with such transaction to ensure that the holders of Series C Preferred receive, in connection with such transaction, an amount per share at least equal to the Change of Control Liquidation Preference (as defined below). If the consideration received by the Corporation in any deemed liquidation is other than cash, its value will be deemed its fair market value as determined in good faith by the Board of Directors, including the Series D Designee (as defined below) (if any). The same order or priority set forth in Sections 3(a) and 3(b) above shall apply to any payments pursuant to this Section 3(c). The Corporation shall give each holder of record of Series C Preferred written notice of any such impending transaction not later than twenty (20) days prior to the stockholders’ meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier. For purposes hereof, (i) “Change of Control” means (A) a consolidation, merger, reorganization or other form of acquisition of or by the Corporation in which the Corporation’s stockholders immediately prior to the transaction retain less than 50% of the voting power of, or economic interest in, the surviving or resulting entity (or its parent), (B) a sale of more than a majority of the Corporation’s assets, (C) the acquisition by any person or group of persons of more than 50% of the Corporation’s outstanding voting securities or (D) during any period of twenty-four (24) consecutive months, Continuing Directors (as defined below) cease for any reason to constitute a majority of the directors of the Board of Directors or the board of directors of the surviving or resulting entity (or its parent) and (ii) “Continuing Director” means, as of any determination date, any member of the Board of Directors or the board of directors of the surviving or resulting entity (or its parent) who: (V) was a member of the Board of Directors as of the Series C Original Issue Date, (W) was a member of the Board of Directors on the date that was twenty-four (24) months prior to such determination date, (X) was the Series D Designee or the Oak Designee, (Y) was nominated with the approval of a majority of the Continuing Directors who were members of the Board of Directors at the time of such nomination, or (Z) was elected with the approval of holders of at least a majority of the Series C Preferred or Series D Preferred.

(d)          Provisions Regarding Distributions to Holders of Series C Preferred. If, upon the occurrence of any liquidation, dissolution or winding up of the Corporation (including, without limitation, any deemed liquidation pursuant to Section 3(c)), the assets and funds available for distribution among the holders of the Series C Preferred and the Series A Preferred (solely with respect to the distribution pursuant to Section 3(a) of Annex A of this Amended and Restated Certificate of Incorporation) and any other series of Preferred Stock expressly made pari passu with the Series C Preferred with respect to payments upon liquidation, dissolution or winding up, if applicable, shall be insufficient to permit the payment to such holders of the full preferential amounts to which they are entitled, then, subject to the rights of any series of Preferred Stock which may from time to time come into existence in accordance with the terms of this Annex B, the entire remaining assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series C Preferred and Series A Preferred (solely to the extent of the distribution pursuant to Section 3(a) of Annex A of this Amended and Restated Certificate of Incorporation of the Corporation) and any other series of Preferred Stock expressly made pari passu with the Series C Preferred with respect to payments upon liquidation, dissolution or winding up, if applicable in accordance with the respective full preferential amounts to which such holders are entitled.

(e)           Distribution of Remaining Assets. Subject to the rights of any series of Preferred Stock which may from time to time come into existence in accordance with the terms of this Annex B, in the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary (including, without limitation, any deemed liquidation pursuant to Section 3(c)), after the payment of all preferential amounts required to be paid to the holders of shares of Series D Preferred, Series D-1 Preferred, Series C Preferred, Series A Preferred (solely with respect to the distribution pursuant to Section 3(a) of Annex A of this Amended and Restated Certificate of Incorporation of the Corporation) and any other series of Preferred Stock having a preference with respect to liquidations, the remaining assets of the Corporation available for distribution to its stockholders shall be distributed among the holders of Series A Preferred and Common Stock, pro rata based on the number of shares held by each such holder, treating for this purpose each such share of Series A Preferred as if it had been converted into one hundred (100) shares of Common Stock (subject to appropriate adjustment in the event of any stock split, stock dividend, combination or other similar recapitalization with respect to the Series A Preferred if there is no proportionate action taken with respect to the Common Stock) immediately prior to such liquidation, dissolution or winding up of the Corporation and treating any other shares of Preferred Stock in accordance with the terms of their liquidation preference and participation rights.

(f)          Definition of Change of Control Liquidation Preference. As used herein, the term “Change of Control Liquidation Preference” means:

(i)	in the event a deemed liquidation pursuant to Section 3(c) occurs prior to the Determination Date and prior to the date eight months after the Series C Original Issue Date, an amount equal to the greater of (A) the Pre-Determination Date Liquidation Preference and (B) $6,000,000;
(ii)	in the event a deemed liquidation pursuant to Section 3(c) occurs prior to the Determination Date and on or after the date eight months after the Series C Original Issue Date but prior to the date twenty months after the Series C Original Issue Date, an amount equal to the greater of (A) the Pre-Determination Date Liquidation Preference and (B) $8,000,000;
(iii)	in the event a deemed liquidation pursuant to Section 3(c) occurs prior to the Determination Date and on or after the date twenty months after the Series C Original Issue Date, an amount equal to the greater of (A) the Pre-Determination Date Liquidation Preference and (B) $10,000,000; and
(iv)	in the event a deemed liquidation pursuant to Section 3(c) occurs on or after the Determination Date, an amount equal to the Post-Determination Date Liquidation Preference.

The Change of Control Liquidation Preference per share shall equal the aggregate amount determined pursuant to the foregoing divided by the total number of shares of Series C Preferred issued and outstanding.

4.             Voting Rights.

(a)            General Manner Prior to the Determination Date. Prior to the Determination Date, except as may otherwise be required by applicable law or pursuant to the provisions of Section 1 or Section 4(c) or (d) or elsewhere in this Annex B, on any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of meeting), each holder of outstanding shares of Series C Preferred shall be entitled to cast the number of votes equal to the product of 1,250 and the number of whole shares of Series C Preferred held by such holder as of the record date for determining stockholders entitled to vote on such matter. Except as provided by law or by the provisions of Section 1 or Section 4(c) and (d), holders of Series C Preferred shall vote together with the holders of Common Stock, and with holders of any other series of Preferred Stock the terms of which so provide, as a single class.

(b)           General Manner On and After the Determination Date. On and after the Determination Date, on any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of meeting), each holder of outstanding shares of Series C Preferred shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Series C Preferred held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter. The voting rights and entitlement of the issued and outstanding shares of Series C Preferred shall be determined as if the restriction set forth in Section 7 does not apply and, in no event, shall the restriction set forth in Section 7 have any impact or effect on the voting rights or entitlement of the shares of Series C Preferred. Except as provided by law or by the provisions of Section 1 or Section 4(c) and (d), holders of Series C Preferred shall vote together with the holders of Common Stock, and with holders of any other series of Preferred Stock the terms of which so provide, as a single class.

(c)         Approval by Holders of Series C Preferred of Certain Actions by the Corporation. In addition to any other vote or consent required by law or this Annex B, for so long as any holder of Series C Preferred shall hold at least 25% of the total number of shares of Series C Preferred that were issued on the Series C Original Issue Date, the Corporation shall not (either directly or indirectly by amendment, merger, consolidation, sale of substantially all of its assets, liquidation, dissolution, winding-up, reorganization or otherwise), without first obtaining the affirmative vote or written consent of the holders of at least 67% of the shares of the Series C Preferred then outstanding, voting together as a single class, take any action that:

(i)           alters the rights, preferences or privileges of the Series C Preferred;

(ii)          creates any new class or series of shares, or issues any such shares or options or convertible securities exercisable or convertible into such shares, that have a preference over or are on parity with the Series C Preferred with respect to dividends or liquidation preferences other than the Series D Preferred and Series D-1 Preferred;

(iii)         reclassifies Common Stock or Series A Preferred into shares that have a preference over or are on parity with the Series C Preferred with respect to dividends or liquidation preferences (to an extent to which such shares are not on parity with the Series C Preferred on the Series C Original Issue Date);

(iv)         adversely affects or would result in any disproportionate adverse consequences for the holders of Series C Preferred (solely in respect of their rights as stockholders); or

(v)         alters or amends the provisions of this Section 4.

(d)          Approval by Holders of Series C Preferred, Series D Preferred and Series D-1 Preferred of Certain Actions by the Corporation. In addition to any other vote or consent required by law or this Annex B, for so long as any holder of Series C Preferred shall hold at least 25% of the total number of shares of Series C Preferred that were issued on the Series C Original Issue Date, the Corporation shall not (either directly or indirectly by amendment, merger, consolidation, sale of substantially all of its assets, liquidation, dissolution, winding-up, reorganization or otherwise), without first obtaining the affirmative vote or written consent of the holders of at least 67% of the shares of the Series C Preferred, Series D Preferred and Series D-1 then outstanding (but the participation of holders of Series D Preferred and Series D-1 Preferred in such vote or written consent shall be required only if the holders thereof have such right pursuant to Section 4(d) of the Certificate of Designation of the Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock), voting together as a single class (provided that the respective votes per share of the Series C Preferred, Series D Preferred and Series D-1 Preferred shall be determined on an as-converted to Common Stock basis and, provided further, that if the Determination Date has not occurred as of the record date for such vote, the Conversion Shares shall be determined as if the Conversion Value was determined as of such record date (or, if such record date is not the last day of a month, the last day of the immediately preceding month)), take any action that:

(i)             authorizes or pays any dividend or other distribution with respect to the Series A Preferred or Common Stock;

(ii)           results in (A) the consolidation or merger of the Corporation with or into any other corporation or business entity (other than with or into a wholly-owned domestic subsidiary of the Corporation or with respect to such consolidation or merger where not more than 50% of the voting power of the Corporation is transferred to any party or parties other than the existing stockholders of the Corporation), (B) the sale, pledge or other transfer in a single transaction or a series of related transactions of all or substantially all of the assets of the Corporation, or (C) the liquidation, dissolution, winding-up, conversion or reorganization of the Corporation, but excluding, in each case, any (Y) pledge of assets of the Corporation in connection with the Corporation’s incurrence of indebtedness permitted by Section 4(d)(iv) and (Z) any non-exclusive license to use any of the Corporation’s electronic trading platforms or software that is entered into by the Corporation in the ordinary course of its business;

(iii)          (A) commences a voluntary proceeding seeking liquidation, reorganization or other relief with respect to the Corporation or the debts of the Corporation under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Corporation or a substantial part of the property of the Corporation, (B) consents to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against the Corporation, (C) makes a general assignment for the benefit of creditors, (D) generally results in the failure to pay the debts of the Corporation as they become due, or (E) authorizes any of the foregoing;

(iv)             incurs indebtedness for borrowed money unless the Corporation would have, after giving pro forma effect to such incurrence, an EBITDA-to-interest ratio of at least 2:1;

(v)               results in the repurchase or redemption by the Company of equity securities of the Company, except (i) to the extent permitted by the Series D Stockholders’ Agreement, dated as of February 2, 2011, among the Corporation and the stockholders party thereto, or (ii) as approved by the Board of Directors, including the consent of the Oak Designee or Series D Designee (if any); or

(vi)             results in a material change in the principal business of the Corporation, except as approved by the Board of Directors, including the consent of the Oak Designee or Series D Designee (if any).

Notwithstanding the foregoing, the Corporation shall be permitted (either directly or indirectly) by amendment, merger, consolidation, sale of substantially all of its assets, liquidation, dissolution, winding-up, reorganization or otherwise) to take any of the actions set forth in this Section 4(d), without first obtaining any affirmative vote or written consent required pursuant to this Section 4(d), if, in connection therewith, the holders of Series C Preferred would either directly or indirectly receive aggregate cash proceeds, securities that are publicly traded and that may be sold without restriction promptly after receipt or receive an aggregate dividend and/or distribution from the Corporation in an amount equal to at least the Change of Control Liquidation Preference (determining the same as if the action set forth in Section 4(d) was a Change of Control).

5.            Optional Conversion. Subject to Section 7, the holders of Series C Preferred shall have conversion rights as follows:

(a)            Series C Preferred Right to Convert; Determination of Conversion Value.

(i)                 At the option of the holder or holders of a majority of the issued and outstanding shares of Series C Preferred, all (but not less than all) shares of Series C Preferred may be converted, at any time, and without the payment of additional consideration by the holders thereof, into such aggregate number of fully paid and nonassessable shares of Common Stock as is determined by dividing (i) the Conversion Value (as defined below), by (ii) the Series C Conversion Price (the “Conversion Rate”). The aggregate number of shares of Common Stock into which the Series C Preferred are convertible are referred to herein as the “Conversion Shares.” The “Series C Conversion Price” shall initially be $0.10. Such Series C Conversion Price, and the rate at which shares of Series C Preferred may be converted into shares of Common Stock, shall be subject to adjustment as provided below. Each share of Series C Preferred shall be converted into the number of fully paid and nonassessable shares of Common Stock as is equal to the Conversion Shares divided by the total number of shares of Series C Preferred issued and outstanding on the Series C Original Issue Date.

(ii)               The Conversion Value will be determined pursuant to the Agreement With Respect to Conversion, dated as of the Series C Original Issue Date, by and among the Corporation and Beacon Capital Strategies, Inc. (as amended, supplemented or otherwise modified from time to time, the “Determination Agreement”), and shall thereafter be fixed. Such determination of the Conversion Value shall be made following the earlier to occur of (A) the Conversion Date (as defined below), (B) the last day of any month during the thirty (30) month period following the Series C Original Issue Date on which Gross Revenues (as defined in the Determination Agreement) equals at least $3,300,000, (C) written notice from the holder or holder(s) of a majority of the Series C Preferred to the Corporation that they desire to determine the Conversion Value, (D) the first day following the end of the thirtieth full month following the Series C Original Issue Date, and (E) the date immediately preceding the occurrence of a liquidation, dissolution or winding up of the Corporation (including, without limitation, a deemed liquidation pursuant to Section 3(c)) (collectively, the “Determination Trigger Date”). As used herein, the term “Conversion Value” means the Conversion Value determined pursuant to the Determination Agreement; and the term “Determination Date” means the date on which the Conversion Value is finally determined pursuant to the Determination Agreement.

(b)           Fractional Shares. When calculating the number of shares of Common Stock into which shares of Series C Preferred shall be converted, the Corporation shall calculate to the largest whole share of Common Stock rounding down for any fractional shares of Common Stock into which the shares of Series C Preferred would otherwise convert. No fractional shares of Common Stock shall be issued upon conversion. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay the holder cash equal to such fraction multiplied by the then effective applicable Series C Conversion Price. The determination as to whether or not to make any cash payment in lieu of the issuance of fractional shares shall be based upon the total number of shares of Series C Preferred being converted at any one time by a holder thereof, not upon each share of Series C Preferred being converted.

(c)          Mechanics of Conversion.

(i)                 In order for the holder or holders of a majority of the issued and outstanding shares of Series C Preferred (the “Majority Holder(s)”) to convert the shares of Series C Preferred pursuant to this Section 5, such holder(s) shall surrender the certificate or certificates for their shares of Series C Preferred (or, if such holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) at the office of the transfer agent for the Series C Preferred (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder(s) elect to convert all of the issued and outstanding shares of the Series C Preferred. The date of such surrender and delivery of written notice shall be the “Conversion Date” hereunder. Such notice shall state such holder(s)’s name(s) or the names of the nominees in which such holder(s) wish the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. 5:00 PM local time on the date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion time (the “Conversion Time”). As soon as practicable after the Conversion Time, the Corporation shall send all holders of record of shares of Series C Preferred written notice of the conversion of the Series C Preferred pursuant to this Section 5. Upon receipt of such notice, each holder of shares of Series C Preferred (other than the Majority Holders) shall surrender his, her or its certificate or certificates for all such shares (or, if such holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation at the place designated in such notice. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his, her or its attorney duly authorized in writing. All rights with respect to the Series C Preferred converted pursuant to this Section 5, including the rights, if any, to receive notices (other than notices required by this Section 5(c)(i)) and vote, will terminate at the Conversion Time (notwithstanding the failure of the holder or holders thereof to surrender the certificates at or prior to such time), except for the rights of the holders thereof, upon surrender of their certificate or certificates (or lost certificate affidavit and agreement) therefor, to receive the items provided for in the next sentence. As soon as practicable after the Conversion Time and the surrender of the certificate or certificates (or lost certificate affidavit and agreement) for Series C Preferred, the Corporation shall issue and deliver to such holder, or to his, her or its nominees, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof, together with cash, as provided in Section 5(c), in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion. Such converted Series C Preferred shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Series C Preferred Stock accordingly.

(ii)               From and after the date that the Charter Amendment (as defined in Section 7) becomes effective under the DGCL, the Corporation shall at all times when the Series C Preferred shall be outstanding, reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of Series C Preferred, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series C Preferred. Before taking any action that would cause an adjustment reducing the applicable Series C Conversion Price below the then par value of the capital stock issuable upon conversion, the Corporation will take any corporate action which may be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock as shall be sufficient for such purpose.

(iii)             Upon any conversion, no adjustment to the Series C Conversion Price shall be made for any accrued or declared but unpaid dividends on Series C Preferred surrendered for conversion or on the Common Stock delivered upon conversion. If any such dividends exist at the time of conversion, they shall be cancelled.

(iv)             Any shares of Series C Preferred so converted shall be automatically retired and cancelled and may not be reissued as shares of Series C Preferred, and shall resume the status of authorized but unissued shares of Preferred Stock undesignated as to series, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series C Preferred accordingly or to eliminate the designation of the Series C Preferred.

(v)               The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series C Preferred pursuant to this Section 5. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series C Preferred so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

(d)          Adjustments to Series C Conversion Price for Diluting Issues.

(i)            Special Definitions. For purposes of this Section 5 and elsewhere herein, the following definitions shall apply:

(1)            “Oak Designee” has the meaning given to it in the Series D Stockholders’ Agreement, dated as of February 2, 2011, among the Corporation and the stockholders party thereto.

(2)            “Option” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

(3)            “Series C Original Issue Date” shall mean the date on which the first share of Series C Preferred was issued.

(4)            “Convertible Securities” shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options.

(5)            “Series D Designee” has the meaning given to it in the Series D Stockholders’ Agreement, dated as of February 2, 2011, among the Corporation and the stockholders party thereto.

(6)           “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to Section 5(d)(iii) below, deemed to be issued) by the Corporation after the Series C Original Issue Date, other than (1) the following shares of Common Stock and (2) shares of Common Stock deemed issued pursuant to the following Options and Convertible Securities (clauses (1) and (2), collectively, “Exempted Securities”):

(A)              shares of Common Stock, Options or Convertible Securities issued as a dividend or distribution on the Series D Preferred or Series D-1 Preferred;

(B)              shares of Common Stock, Options or Convertible Securities issued by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that is covered by Sections 5(f), 5(g), 5(h) or 5(i);

(C)              up to 72,850,000 shares of Common Stock, including Options therefor (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), issued to employees or directors of, or consultants or advisors to, the Corporation or any of its subsidiaries pursuant to the 2011 Equity Plan, as the same may be amended from time to time (the “Plan”), of the Corporation, whether issued before or after the Series C Original Issue Date (provided that any Options for such shares that expire or terminate unexercised or any restricted stock repurchased by the Corporation at cost shall not be counted toward such maximum number unless and until such shares are re-granted as new stock grants (or as new Options) pursuant to the terms of the Plan);

(D)              shares of Common Stock or Convertible Securities actually issued upon the exercise of Options (including, without limitation, Options outstanding as of the Series C Original Issue Date) or shares of Common Stock actually issued upon the conversion or exchange of Convertible Securities (including, without limitation, Convertible Securities outstanding as of the Series C Original Issue Date), in each case provided such issuance is pursuant to the terms of such Option or Convertible Security; or

(E)               shares of Common Stock, Options or Convertible Securities issued (i) to suppliers, third party service providers or strategic partners in connection with the provision of goods or services or commercial transaction, or (ii) in connection with sponsored research, collaboration, technology licensing, technology development, marketing, or strategic partnerships or relationships, in each case, as approved by the Board of Directors of the Corporation, including the Oak Designee or Series D Designee (if any).

(ii)            No Adjustment of Series C Conversion Price. No adjustment in the Series C Conversion Price shall be made as the result of the issuance or deemed issuance of Additional Shares of Common Stock if the Corporation receives written notice from the holders of at least 67% of the then outstanding shares of Series C Preferred, voting as a single class, agreeing that no such adjustment shall be made as the result of the issuance or deemed issuance of such Additional Shares of Common Stock.

(iii)           Deemed Issue of Additional Shares of Common Stock.

(1)               If the Corporation at any time or from time to time after the Series C Original Issue Date shall issue any Options or Convertible Securities (excluding Options or Convertible Securities which are themselves Exempted Securities) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility or exchangeability but without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date.

(2)               If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Series C Conversion Price pursuant to the terms of Section 5(d)(iv), are revised as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion and/or exchange, then, effective upon such increase or decrease becoming effective, the Series C Conversion Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such Series C Conversion Price as would have been obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security. Notwithstanding the foregoing, no readjustment pursuant to this Section 5(d)(iii)(2) shall have the effect of increasing the Series C Conversion Price to an amount which exceeds the lower of (i) the Series C Conversion Price in effect immediately prior to the original adjustment made as a result of the issuance of such Option or Convertible Security, or (ii) the Series C Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock (other than deemed issuances of Additional Shares of Common Stock as a result of the issuance of such Option or Convertible Security) between the original adjustment date and such readjustment date.

(3)               If the terms of any Option or Convertible Security (excluding Options or Convertible Securities which are themselves Exempted Securities), the issuance of which did not result in an adjustment to the Series C Conversion Price pursuant to the terms of Section 5(d)(iii)(2) (either because the consideration per share (determined pursuant to Section 5(d)(v)) of the Additional Shares of Common Stock subject thereto was equal to or greater than the Series C Conversion Price then in effect, or because such Option or Convertible Security was issued before the Series C Original Issue Date), are revised after the Series C Original Issue Date as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any decrease in the consideration payable to the Corporation upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended or adjusted, and the Additional Shares of Common Stock subject thereto (determined in the manner provided in Section 5(d)(iii)(2)) shall be deemed to have been issued effective upon such increase or decrease becoming effective.

(4)               Upon the expiration or termination of any unexercised Option or unconverted or unexchanged Convertible Security (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Series C Conversion Price pursuant to the terms of Section 5(d)(iv), the Series C Conversion Price shall be readjusted to such Series C Conversion Price as would have been obtained had such Option or Convertible Security (or portion thereof) never been issued.

(5)               If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, is calculable at the time such Option or Convertible Security is issued or amended but is subject to adjustment based upon subsequent events, any adjustment to the Series C Conversion Price provided for in this Section 5(d)(iii) shall be effected at the time of such issuance or amendment based on such number of shares or amount of consideration without regard to any provisions for subsequent adjustments (and any subsequent adjustments shall be treated as provided in clauses (2) and (3) of this Section 5(d)(iii). If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, cannot be calculated at all at the time such Option or Convertible Security is issued or amended, any adjustment to the Series C Conversion Price that would result under the terms of this Section 5(d)(iii) at the time of such issuance or amendment shall instead be effected at the time such number of shares and/or amount of consideration is first calculable (even if subject to subsequent adjustments), assuming for purposes of calculating such adjustment to the Series C Conversion Price that such issuance or amendment took place at the time such calculation can first be made.

(iv)             Adjustment of Series C Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall issue, at any time after the Series C Original Issue Date until the date that is eighteen months after the Series C Original Issue Date (the “Anti-Dilution Period”), Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 5(d)(iii)), without consideration or for a consideration per share less than the Series C Conversion Price in effect immediately prior to such issue, then the Series C Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula:

CP2 = CP1* (A + B) ÷ (A + C).

For purposes of the foregoing formula, the following definitions shall apply:

(A)              “CP2” shall mean the Series C Conversion Price in effect immediately after such issue of Additional Shares of Common Stock;

(B)              “CP1” shall mean the Series C Conversion Price in effect immediately prior to such issue of Additional Shares of Common Stock;

(C)              “A” shall mean the number of shares of Common Stock outstanding immediately prior to such issue of Additional Shares of Common Stock (treating for this purpose as outstanding all shares of Common Stock issuable upon exercise of Options outstanding immediately prior to such issue or upon conversion or exchange of Convertible Securities (including the Series C Preferred) outstanding (assuming exercise of any outstanding Options therefor) immediately prior to such issue);

(D)              “B” shall mean the number of shares of Common Stock that would have been issued if such Additional Shares of Common Stock had been issued at a price per share equal to CP1 (determined by dividing the aggregate consideration received by the Corporation in respect of such issue by CP1); and

(E)               “C” shall mean the number of such Additional Shares of Common Stock issued in such transaction.

Upon the expiration of the Anti-Dilution Period, this Section 5(d) shall expire and no adjustment to the Series C Conversion price shall be made pursuant to the terms of this Section 5(d); provided that any subsequent adjustment contemplated by Sections 5(d)(iii)(2) or (4) or 5(d)(v)(3) shall nevertheless be made.

(v)           Determination of Consideration. For purposes of this Section 5(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

(1)           Cash and Property: Such consideration shall:

(A)              insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

(B)              insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors (including the Series D Designee (if any)); and

(C)              in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors (including the Series D Designee, if any).

(2)           Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 5(d)(iii), relating to Options and Convertible Securities, shall be determined by dividing

(A)              the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

(B)              the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities.

(3)               Multiple Closing Dates. In the event the Corporation shall issue on more than one date Additional Shares of Common Stock that are a part of one transaction or a series of related transactions and that would result in an adjustment to the Series C Conversion Price pursuant to the terms of Section 5(d)(iv), and such issuance dates occur within a period of no more than 90 days from the first such issuance to the final such issuance, then, upon the final such issuance, the Series C Conversion Price shall be readjusted to give effect to all such issuances as if they occurred on the date of the first such issuance (and without giving effect to any additional adjustments as a result of any such subsequent issuances within such period).

(e)               Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the Series C Original Issue Date effect a subdivision of the outstanding Common Stock, the Series C Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Series C Original Issue Date combine the outstanding shares Common Stock, the Series C Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section 5(e) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(f)             Adjustment for Certain Dividends and Distributions. In the event the Corporation at any time, or from time to time after the Series C Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Series C Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series C Conversion Price then in effect by a fraction: (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series C Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series C Conversion Price shall be adjusted pursuant to this Section 5(f) as of the time of actual payment of such dividends or distributions; and provided further, that no such adjustment shall be made if the holders of Series C Preferred simultaneously receive an identical dividend or distribution in shares of Common Stock in a number equal to the number of shares of Common Stock that they would have received if all outstanding shares of Series C Preferred had been converted into Common Stock immediately prior to such event.

(g)           Adjustments for Other Dividends and Distributions. In the event the Corporation at any time or from time to time after the Series C Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Series C Preferred shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the Series C Preferred been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 5(g); and provided further, that no such adjustment shall be made if the holders of Series C Preferred simultaneously receive a dividend or other distribution of such securities in an amount equal to the amount of such securities that they would have received if all outstanding shares of Series C Preferred had been converted into Common Stock immediately prior to such event.

(h)         Adjustment for Reclassification, Exchange, Merger or Substitution. If the Common Stock issuable upon the conversion of Series C Preferred shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, consolidation, merger or otherwise (other than a subdivision or combination of shares or stock dividend provided for above), then and in each such event the holder of each such share of Series C Preferred shall thereafter be convertible (in lieu of the Common Stock into which it was previously convertible) into the kind and amount of shares of stock and other securities and property receivable, upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series C Preferred might have been converted immediately prior to such reorganization, reclassification, consolidation, merger or change, all subject to further adjustment as provided herein.

6.             Mandatory Conversion. After the Determination Date, subject to Section 7, in the event that (a) shares of Common Stock are listed on a national securities exchange and trade with a closing price of at least 200% of the Series C Conversion Price then in effect for a period of 180 consecutive trading days on average trading volume of not less than 250,000 shares per day over the subject 180-day trading period (as adjusted ratably for stock splits, reclassifications and other like kind events affecting the Common Stock) and (b) the Common Stock has an aggregate market value of at least $40,000,000 as of the last day of such 20-trading day period, each outstanding share of Series C Preferred shall automatically be converted into such number of fully paid and nonassessable shares of Common Stock as is equal to the Conversion Shares divided by the total number of shares of Series C Preferred issued and outstanding on the Series C Original Issue Date. All certificates evidencing shares of Series C Preferred shall, from and after the Mandatory Conversion, be deemed to have been retired and cancelled and the shares of Series C Preferred represented thereby converted into Common Stock, as applicable, for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. All rights with respect to the Series C Preferred converted pursuant to this Section 6 will terminate immediately upon the triggering of an automatic conversion pursuant to this Section 6, except the right to receive the securities issuable upon conversion. Such converted Series C Preferred may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without need for stockholder action) as may be necessary to reduce the authorized number of shares of Series C Preferred accordingly. All holders of record of shares of Series C Preferred shall be sent written notice of the Mandatory Conversion and the place designated for mandatory conversion of all such shares of Series C Preferred pursuant to this Section 6. Such notice need not be sent in advance of the occurrence of the Mandatory Conversion. Upon receipt of such notice, each holder of shares of Series C Preferred shall surrender his, her or its certificate or certificates for all such shares (or, if such holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation at the place designated in such notice. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his, her or its attorney duly authorized in writing. As soon as practicable after the Mandatory Conversion and the surrender of the certificate or certificates (or lost certificate affidavit and agreement) for Series C Preferred, the Corporation shall issue and deliver to such holder, or to his, her or its nominees, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion, together with cash in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion. Any accrued but unpaid dividends on the converted shares of Series C Preferred shall be cancelled, and no adjustment to the Series C Conversion Price shall be made for any such dividends.

7.             Limitation of Conversion Rights. Notwithstanding anything to the contrary in Sections 5 and 6, the Series C Preferred shall not be convertible, at the option of the holder thereof pursuant to Section 5 or automatically pursuant to Section 6, into shares of Common Stock unless and until the Corporation adopts and files with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company’s Certificate of Incorporation that increases the authorized Common Stock to at least 1,000,000,000 shares (the “Charter Amendment”) and the Charter Amendment becomes effective under the DGCL.

8.             Fractional Shares. Series C Preferred may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights (if any), receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series C Preferred.

9.             Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series C Preferred, at least five (5) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the anticipated amount and character of such dividend, distribution or right; provided, however, that the foregoing obligations may be waived prospectively or retrospectively by holders of shares of Series C Preferred representing at least a majority of the outstanding shares of Series C Preferred.

10.           Notices. Any notice required by the provisions of this Annex B to be given to the holders of Series C Preferred shall be deemed to have been sufficiently received (except as otherwise provided herein) (a) upon receipt when personally delivered, (b) one (1) day after being sent by overnight delivery or facsimile providing confirmation or receipt of delivery, or (c) three (3) days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, and addressed to each holder of record at such holder’s address appearing on the books of the Corporation.

11.           Waiver. Any of the rights, powers, preferences and other terms of the Series C Preferred set forth herein may be waived (including a partial waiver) on behalf of all holders of Series C Preferred by the affirmative written consent or vote of the holders of at least 67% of the shares of Series C Preferred then outstanding.

* * * * *

ANNEX C

Series E Preferred, Series E-1 Preferred and Series E-2 Preferred

1.             Series E Convertible Preferred Stock; Series E-1 Convertible Preferred Stock; Series E-2 Convertible Preferred Stock; Stated Value. This Annex C sets forth the rights, preferences and restrictions of the Series E Preferred, Series E-1 Preferred and the Series E-2 Preferred. Except as expressly set forth herein, all references to sections and subsections below shall mean the sections and subsections set forth in this Annex C. For purposes hereof, the “Stated Value” of each share of Series E Preferred, Series E-1 Preferred, or Series E-2 Preferred is $1,000 (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares).

2.             Rank and Dividends.

(a)                 Rank. Except as otherwise set forth in this Annex C, the Series E Preferred, Series E-1 Preferred, and Series E-2 Preferred shall, with respect to dividends and distributions upon liquidation, winding-up and dissolution of the Corporation, rank (i) pari passu with each other and with any other class or series of capital stock that is expressly pari passu to the Series E Preferred, Series E-1 Preferred, and Series E-2 Preferred as to dividends or distributions upon liquidation, winding-up and dissolution of the Corporation that is created in accordance with Section 4(d); provided, however, that the Series E-2 Preferred shall be senior to the Series E Preferred and Series E-1 Preferred under the provisions of, and under the circumstances described in, Section 3(a)(iii), (ii) senior to the common stock, par value $0.0001 per share, of the Corporation (the “Common Stock”), the Series A Participating Preferred Stock, par value $0.0001 per share, of the Corporation (the “Series A Preferred”), the Series B Convertible Preferred Stock, par value $0.0001 per share, of the Corporation (the “Series B Preferred”), the Series B-1 Convertible Preferred Stock, par value $0.0001 per share, of the Corporation (the “Series B-1 Preferred”), the Series C Preferred Stock, par value $0.0001 per share, of the Corporation (the “Series C Preferred”), the Series D Convertible Preferred Stock, par value $0.0001 per share, of the Corporation (the “Series D Preferred”), and the Series D-1 Convertible Preferred Stock (the “Series D-1 Preferred”), and (iii) junior to any class or series of capital stock that expressly ranks senior to the Series E Preferred, Series E-1 Preferred, and Series E-2 Preferred as to dividends or distributions upon liquidation, winding-up and dissolution of the Corporation that is created in accordance with Section 4(d).

(b)               Dividends. From and after its respective date of issuance, dividends at the rate per annum of 8% of the Stated Value (the “Dividend Rate”), compounded annually, shall accrue on each share of Series E Preferred, Series E-1 Preferred, and Series E-2 Preferred (subject to adjustment for any stock splits, stock dividends, recapitalizations or the like) (the “Accruing Dividends”). Accruing Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative. Notwithstanding anything herein to the contrary, except as set forth in the final sentence of this Section 2(b) and in Sections 3(a) and (b), 5(a), (b), (c) and (e) and 6, Accruing Dividends shall be payable only when, as, and if declared by the Board of Directors and the Corporation shall be under no obligation to pay such Accruing Dividends. In the event the Corporation determines to pay such Accruing Dividends in cash for any reason that is not in connection with any event described in Sections 3, 5 or 6, the Corporation will provide written notice at least ten days prior to the Board of Directors’ declaration of any such dividends to each holder of shares of the Series E Preferred, Series E-1 Preferred and Series E-2 Preferred, and such holders may, by the affirmative vote or written consent of the holders of at least 66.6% of the shares of the Series E Preferred, Series E-1 Preferred and Series E-2 Preferred then outstanding, voting together as a single class, elect to require the Company not to declare such Accruing Dividends in cash at such time, and, in such event, such Accruing Dividends shall continue to accrue in accordance with the terms in this Section 2(b). If such requisite holders of Series E Preferred, Series E-1 Preferred and Series E-2 Preferred make such election to require the Company not to declare such Accruing Dividends, such holders shall deliver written notice of such election to the Corporation no later than five days prior to the proposed date of such payment as described in the Corporation’s written notice. If such holders do not give written notice to the Corporation of such election prior to such five-day period, then such holders will be deemed to have not made such election and the Corporation may proceed with the declaration of such Accruing Dividends. Except under circumstances where the holders of Series E Preferred, Series E-1 Preferred and Series E-2 Preferred have elected to require the Company not to declare Accruing Dividends pursuant to provisions of this Section 2(b), no dividend or other distribution shall be paid, declared or set aside for payment on any share of Common Stock or any series of Preferred Stock expressly made junior to the Series E Preferred, Series E-1 Preferred, and Series E-2 Preferred unless (in addition to the obtaining of any consent required in the Amended and Restated Certificate of Incorporation of the Corporation) all Accruing Dividends with respect to each outstanding share of the Series E Preferred, Series E-1 Preferred, and Series E-2 Preferred have been or are simultaneously declared and paid in cash.

3.              Liquidation Preference.

(a)             Series E Preferred, Series E-1 Preferred, and Series E-2 Preferred Liquidation Preference.

(i)                 Subject to the provisions set forth in Sections 3(a)(iii), in the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary (including, without limitation, a deemed liquidation pursuant to Section 3(c)), subject to the rights of any series of Preferred Stock which may from time to time come into existence in accordance with the terms of this Annex C, the holders of Series E Preferred, Series E-1 Preferred, and Series E-2 Preferred shall be entitled to receive by reason of their ownership thereof, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock or the holders of any series of Preferred Stock expressly made junior to the Series E Preferred, Series E-1 Preferred, and Series E-2 Preferred, an amount per share equal to the sum of (A) the Stated Value of such share multiplied by two (2) plus (B) the Accruing Dividends relating thereto; provided, however, with respect to the holders of Series E-2 Preferred, such distribution to such holders shall be reduced by any amount received in accordance with Section 3(a)(iii).

(ii)               Subject to the provisions set forth in Sections 3(a)(iii), if, upon the occurrence of an event of liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary (including, without limitation, a deemed liquidation pursuant to Section 3(c)), the assets and funds available for distribution among the holders of the Series E Preferred, Series E-1 Preferred, and Series E-2 Preferred (and any other series of Preferred Stock expressly made pari passu with the Series E Preferred, Series E-1 Preferred, and Series E-2 Preferred with respect to payments upon liquidation, dissolution or winding up, if applicable), shall be insufficient to permit the payment to such holders of the full preferential amounts to which they are entitled, then, subject to the rights of any series of Preferred Stock which may from time to time come into existence in accordance with the terms of this Annex C, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series E Preferred, Series E-1 Preferred, and Series E-2 Preferred (and any other series of Preferred Stock expressly made pari passu with the Series E Preferred, Series E-1 Preferred, and Series E-2 Preferred with respect to payments upon liquidation, dissolution or winding up, if applicable) in accordance with the respective full preferential amounts to which such holders are entitled; provided, however, with respect to the holders of Series E-2 Preferred, such distribution to such holders shall be reduced by any amount received in accordance with Section 3(a)(iii).

(iii)             If, upon the occurrence of an event of liquidation, dissolution, or winding up of the Corporation, either voluntary or involuntary (including, without limitation, a deemed liquidation pursuant to Section 3(c)), the assets and funds legally available for distribution among the holders of the Corporation’s capital stock shall be less than the sum of the total Stated Value of all outstanding shares of Series E Preferred, Series E-1 Preferred and Series E-2 Preferred at the time of such liquidation, dissolution or winding up, then, subject to the rights of any series of Preferred Stock which may from time to time come into existence in accordance with the terms of this Annex C (including Section 4(d) hereof), the Corporation shall distribute such available amount among the holders of shares of the Series E-2 Preferred (and any other series of Preferred Stock expressly made pari passu with the Series E-2 Preferred with respect to payments upon liquidation, dissolution or winding up, if applicable) pro-rata based on the number of such shares held by each such holder and only up to the sum of (i) the Stated Value of each such share plus (ii) the Accruing Dividends on each such share that remain unpaid at the time of such liquidation, dissolution or winding up (such preference amount, the “Minimum Preference”). After the distribution of the Minimum Preference, the Corporation shall distribute any remaining legally available amount in accordance with the provisions set forth in Section 3(a)(ii).

(b)             Distribution of Remaining Assets. Subject to the rights of any series of Preferred Stock which may from time to time come into existence in accordance with the terms of this Annex C, in the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary (including, without limitation, a deemed liquidation pursuant to Section 3(c)), after the payment of all preferential amounts required to be paid to the holders of shares of Series E Preferred, Series E-1 Preferred, Series E-2 Preferred, Series C Preferred, Series A Preferred and any other series of Preferred Stock having a preference with respect to liquidations, the remaining assets of the Corporation available for distribution to its stockholders shall be distributed among the holders of Series E Preferred, Series E-1 Preferred, Series E-2 Preferred, Series A Preferred and Common Stock, pro rata based on the number of shares held by each such holder, treating for this purpose each such share of Series E Preferred, Series E-1 Preferred, and Series E-2 Preferred as if they had been converted to Common Stock immediately prior to such dissolution, liquidation or winding up of the Corporation and each such share of Series A Preferred as if it had been converted into one hundred (100) shares of Common Stock (subject to appropriate adjustment in the event of any stock split, stock dividend, combination or other similar recapitalization with respect to the Series A Preferred if there is no proportionate action taken with respect to the Common Stock) immediately prior to such liquidation, dissolution or winding up of the Corporation and treating any other shares of Preferred Stock in accordance with the terms of their liquidation preference and participation rights; provided, however, that if the sum of the aggregate amount which the holders of Series E Preferred, Series E-1 Preferred, and Series E-2 Preferred are entitled to receive pursuant to Section 3(a) and this Section 3(b) plus all prior dividends and other distributions actually paid or distributed in respect of shares of Series E Preferred, Series E-1 Preferred, and Series E-2 Preferred equals or exceeds $5,000 per share (subject to adjustment for any stock splits, stock dividends, recapitalizations or the like) (such $5,000 per share, the “Maximum Participation Amount”), then each holder of Series E Preferred, Series E-1 Preferred, and Series E-2 Preferred shall be entitled to receive, in respect of their shares of Series E Preferred, Series E-1 Preferred, and Series E-2 Preferred, upon such liquidation, dissolution or winding up an aggregate amount pursuant to Section 3(a) and this Section 3(b) equal to the greater of (i) the Maximum Participation Amount and (ii) an amount equal to the sum of (A) the total Stated Value of such holder’s shares of Series E Preferred, Series E-1 Preferred and/or Series E-2 Preferred, as applicable, plus (B) the Accruing Dividends on such shares that remain unpaid at the time of such liquidation, dissolution or winding up, plus (C) the amount such holder would have received if all shares of Series E Preferred, Series E-1 Preferred, and Series E-2 Preferred had been converted into Common Stock immediately prior to such liquidation, dissolution or winding up. For avoidance of doubt, subject to the rights of any series of Preferred Stock which may from time to time come into existence in accordance with the terms of this Annex C, any amounts not paid or distributed to the holders of Series E Preferred, Series E-1 Preferred and E-2 Preferred as a result of the immediately preceding sentence, shall be distributed to the holders of Series A Preferred and Common Stock in accordance with the terms of this Section 3(b). The aggregate amount which a holder of a share of Series E Preferred, Series E-1 Preferred, or Series E-2 Preferred is entitled to receive under Section 3(a) and this Section 3(b) is hereinafter referred to as the “Series E Liquidation Amount.”

(c)           Certain Acquisitions. For purposes of this Section 3, a liquidation, dissolution or winding up of the Corporation shall be deemed to occur on a Change of Control (as defined below). Subject to the rights of holders of any series of Preferred Stock which may from time to time come into existence in accordance with the terms of this Annex C and subject to Section 3(a)(ii) and (iii), in the event of any such deemed liquidation, provision shall be made in connection with such transaction to ensure that the holders of Series E Preferred, Series E-1 Preferred, and Series E-2 Preferred receive, in connection with such transaction, an amount per share equal to the Series E Liquidation Amount. If the consideration received by the Corporation in any deemed liquidation is other than cash, its value will be deemed its fair market value as determined in good faith by the Board of Directors, including the Oak Designee, GFI Designee, Series E Designee or at least one DBIC Designee (as such terms are defined below) (if any such Oak Designee, GFI Designee, Series E Designee or DBIC Designee is then a member of the Board of Directors). The Corporation shall give each holder of record of Series E Preferred, Series E-1 Preferred, and Series E-2 Preferred written notice of any such impending transaction not later than twenty (20) days prior to the stockholders’ meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier. For purposes hereof, (i) “Change of Control” means (A) a consolidation, merger, reorganization or other form of acquisition of or by the Corporation in which the Corporation’s stockholders immediately prior to the transaction retain less than 50% of the voting power of, or economic interest in, the surviving or resulting entity (or its parent), (B) a sale of more than a majority of the Corporation’s assets, (C) the acquisition by any person or group of persons of more than 50% of the Corporation’s outstanding voting securities or (E) during any period of twenty-four (24) consecutive months, Continuing Directors (as defined below) cease for any reason to constitute a majority of the directors of the Board of Directors or the board of directors of the surviving or resulting entity (or its parent) and (ii) “Continuing Director” means, as of any determination date, any member of the Board of Directors or the board of directors of the surviving or resulting entity (or its parent) who: (V) was a member of the Board of Directors as of February 2, 2011, (W) was a member of the Board of Directors on the date that was twenty-four (24) months prior to such determination date, (X) was a Series E Designee, GFI Designee, DBIC Designee or Oak Designee, (Y) was nominated with the approval of a majority of the Continuing Directors who were members of the Board of Directors at the time of such nomination, or (Z) was elected with the approval of holders of at least a majority of the Series C Preferred, Series E Preferred or Series E-2 Preferred.

4.             Voting Rights.

(a)              Series E Preferred. On any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of a meeting), each holder of outstanding shares of Series E Preferred shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Series E Preferred are convertible (pursuant to Section 5(a) hereof) as of the record date for determining stockholders entitled to vote on such matter. Except as provided by law or by the provisions of Section A.1.(c) of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation and Section 4(d) and (e), holders of Series E Preferred shall vote together with the holders of Common Stock, and with holders of any other series of Preferred Stock the terms of which so provide, as a single class.

(b)             Series E-1 Preferred. Except as may otherwise be required by applicable law or pursuant to the provisions of Section A.1.(c) of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation and Section 4(d) and (e), the Series E-1 Preferred shall not have the right to vote with respect to any matters.

(c)            Series E-2 Preferred. On any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of meeting), each holder of outstanding shares of Series E-2 Preferred shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Series E-2 Preferred are convertible (pursuant to Section 5(c) hereof) as of the record date for determining stockholders entitled to vote on such matter. Except as provided by law or by the provisions of Section A.1.(c) of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation and Section 4(d) and (e), holders of Series E-2 Preferred shall vote together with the holders of Common Stock, and with holders of any other series of Preferred Stock the terms of which so provide, as a single class.

(d)            Approval by Holders of Series E Preferred, Series E-1 Preferred, and Series E-2 Preferred of Certain Actions by the Corporation. In addition to any other vote or consent required by law or this Annex C, for so long as any holder of Series E Preferred, Series E-1 Preferred, and/or Series E-2 Preferred shall continue to hold at least 25% of the total number of shares of Series E Preferred, Series E-1 Preferred, and/or Series E-2 Preferred that such holder shall have purchased or received from the Corporation, the Corporation shall not (either directly or indirectly by amendment, merger, consolidation, sale of substantially all of its assets, liquidation, dissolution, winding-up, reorganization or otherwise), without first obtaining the affirmative vote or written consent of the holders of at least 66.6% of the shares of the Series E Preferred, Series E-1 Preferred, and/or Series E-2 Preferred then outstanding, voting together as a single class, take any action that:

(i)                 alters the rights, preferences or privileges of the Series E Preferred, Series E-1 Preferred or Series E-2 Preferred;

(ii)               creates any new class or series of shares, or issues any such shares or options or convertible securities exercisable or convertible into such shares, that have a preference over or are on parity with the Series E Preferred, Series E-1 Preferred or Series E-2 Preferred with respect to dividends or liquidation preferences;

(iii)             reclassifies Common Stock, Series A Preferred, Series B Preferred, Series B-1 Preferred, Series D Preferred or Series D-1 Preferred into shares that have a preference over or are on parity with the Series E Preferred, Series E-1 Preferred or Series E-2 Preferred with respect to dividends or liquidation preferences;

(iv)             adversely affects or would result in any disproportionate adverse consequences for the holders of Series E Preferred, Series E-1 Preferred and Series E-2 Preferred (solely in respect of their rights as stockholders); or

(v)               alters or amends the provisions of this Section 4.

(e)            Approval by Holders of Series C Preferred, Series E Preferred, Series E-1 Preferred, and Series E-2 Preferred of Certain Actions by the Corporation. In addition to any other vote or consent required by law or this Annex C, for so long as any holder of Series E Preferred, Series E-1 Preferred and/or Series E-2 Preferred shall continue to hold at least 25% of the total number of shares of Series E Preferred, Series E-1 Preferred and/or Series E-2 Preferred that such holder shall have purchased or received from the Corporation, the Corporation shall not (either directly or indirectly by amendment, merger, consolidation, sale of substantially all of its assets, liquidation, dissolution, winding-up, reorganization or otherwise), without first obtaining the affirmative vote or written consent of the holders of at least 66.6% of the shares of the Series C Preferred (but only if any holder of Series C Preferred shall hold at least 25% of the total number of shares of Series C Preferred that were issued on the Series C Original Issue Date (as defined in Annex B of this Amended and Restated Certificate of Incorporation of the Corporation), Series E Preferred, Series E-1 Preferred and Series E-2 Preferred then outstanding, voting together as a single class (provided that the respective votes per share of the Series C Preferred, Series E Preferred, Series E-1 Preferred and Series E-2 Preferred shall be determined on an as-converted to Common Stock basis and, provided further, that if the Determination Date has not occurred as of the record date for such vote, the Conversion Shares shall be determined as if the Conversion Value was determined as of such record date (or, if such record date is not the last day of a month, the last day of the immediately preceding month)), take any action that:

(i)                 authorizes or pays any dividend or other distribution with respect to the Common Stock;

(ii)               results in (A) the consolidation or merger of the Corporation with or into any other corporation or business entity (other than with or into a wholly-owned domestic subsidiary of the Corporation or with respect to such consolidation or merger where not more than 50% of the voting power of the Corporation is transferred to any party or parties other than the existing stockholders of the Corporation), (B) the sale, pledge or other transfer in a single transaction or a series of related transactions of all or substantially all of the assets of the Corporation, or (C) the liquidation, dissolution, winding-up, conversion or reorganization of the Corporation, but excluding, in each case, any (Y) pledge of assets of the Corporation in connection with the Corporation’s incurrence of indebtedness permitted by Section 4(e)(iv) and (Z) any non-exclusive license to use any of the Corporation’s electronic trading platforms or software that is entered into by the Corporation in the ordinary course of its business;

(iii)             (A) commences a voluntary proceeding seeking liquidation, reorganization or other relief with respect to the Corporation or the debts of the Corporation under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Corporation or a substantial part of the property of the Corporation, (B) consents to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against the Corporation, (C) makes a general assignment for the benefit of creditors, (E) generally results in the failure to pay the debts of the Corporation as they become due, or (E) authorizes any of the foregoing;

(iv)             incurs indebtedness for borrowed money unless the Corporation would have, after giving pro forma effect to such incurrence, an EBITDA-to-interest ratio of at least 2:1;

(v)               results in the repurchase or redemption by the Corporation of equity securities of the Corporation, except (i) to the extent permitted by the Series E Stockholders’ Agreement, dated as of December 5, 2011, by and among the Corporation and the stockholders party thereto (as amended or amended and restated from time to time, the “Series E Stockholders’ Agreement”), or (ii) as approved by the Board of Directors, including the consent of the Oak Designee, GFI Designee, Series E Designee or at least one DBIC Designee (if any such Oak Designee, GFI Designee, Series E Designee or DBIC Designee is then a member of the Board of Directors; provided, that, the consent of any such Oak Designee, GFI Designee, Series E Designee or DBIC Designee, as the case may be, shall be deemed not to have been obtained for purposes of the foregoing approval requirement if the stockholder who designated such Designee or an Affiliate of such stockholder would obtain, by virtue of or resulting from the action so approved, any material benefit that is disproportionate relative to the benefit obtained by the stockholders who designated all such other designees (or their Affiliates) as a result of such action); or

(vi)             results in a material change in the principal business of the Corporation, except as approved by the Board of Directors, including the consent of the Oak Designee, GFI Designee, Series E Designee or at least one DBIC Designee (if any such Oak Designee, GFI Designee, Series E Designee or DBIC Designee is then a member of the Board of Directors; provided, that, the consent of any such Oak Designee, GFI Designee, Series E Designee or DBIC Designee, as the case may be, shall be deemed not to have been obtained for purposes of the foregoing approval requirement if the stockholder who designated such Designee or an Affiliate of such stockholder would obtain, by virtue of or resulting from the action so approved, any material benefit that is disproportionate relative to the benefit obtained by the stockholders who designated all such other designees (or their Affiliates) as a result of such action).

Notwithstanding the foregoing, the Corporation shall be permitted (either directly or indirectly) by amendment, merger, consolidation, sale of substantially all of its assets, liquidation, dissolution, winding-up, reorganization or otherwise) to take any of the actions set forth in Section 4(d), without first obtaining any affirmative vote or written consent required pursuant to this Section 4(d), if, in connection therewith, the holders of Series E Preferred, Series E-1 Preferred and Series E-2 Preferred would either directly or indirectly receive aggregate cash proceeds or securities that are publicly traded and that may be sold without restriction promptly after receipt or receive an aggregate dividend and/or distribution from the Corporation in an amount equal to at least 500% of the aggregate Stated Value for their shares of Series E Preferred, Series E-1 Preferred and Series E-2 Preferred.

5.            Optional Conversion. As used herein, the “Optional Conversion Price” shall initially be $0.07; provided, that, such Optional Conversion Price, and the rate at which shares of Series E Preferred, Series E-1 Preferred and Series E-2 Preferred may be converted into shares of Common Stock, shall be subject to adjustment as provided below. The holders of Series E Preferred, Series E-1 Preferred and Series E-2 Preferred shall have conversion rights as follows:

(a)             Series E Preferred Right to Convert. Each share of Series E Preferred, and all Accruing Dividends thereon that remain unpaid, shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing (i) the sum of (x) the Stated Value applicable to such shares of Series E Preferred and (y) all Accruing Dividends thereon that remain unpaid as of such date by (ii) the Optional Conversion Price in effect at the time of conversion (such quotient is referred to as a “Series E Conversion Rate”).

(b)            Series E-1 Preferred Right to Convert. Each share of Series E-1 Preferred and all Accruing Dividends thereon that remain unpaid shall be convertible, at the option of the holder thereof (but subject to the proviso below), without payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing (i) the sum of (x) the Stated Value applicable to such shares of Series E-1 Preferred and (y) all Accruing Dividends thereon that remain unpaid as of such date by (ii) the Optional Conversion Price in effect at the time of conversion (such quotient is referred to as a “Series E-1 Conversion Rate”); provided, that such conversion may only occur under the following circumstances (i) as part of (A) a widespread public offering or (B) a private offering where no single purchaser (together with its affiliates) acquires more than 2% of the total voting shares of the Corporation outstanding after giving effect to the offering, (ii) as part of a sale to an underwriter for the purpose of underwriting a widely distributed public or private offering set forth in clause (i), (iii) in connection with one or more open market transactions effected on a stock exchange, electronic communication network or similar execution system, or in the over-the-counter market (which may include a sale to one or more broker-dealers acting as market makers or otherwise intending to resell the voting equity sold to them in accordance with their normal business practices), (iv) in a sale to an acquirer which has acquired control of a majority of the total voting equity, or (v) with the written approval of the U.S. Board of Governors of the Federal Reserve System or its staff.

(c)           Series E-2 Preferred Right to Convert. Each share of Series E-2 Preferred, and all Accruing Dividends thereon that remain unpaid, shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing (i) the sum of (x) the Stated Value applicable to such shares of Series E-2 Preferred and (y) all Accruing Dividends thereon that remain unpaid as of such date by (ii) the Optional Conversion Price in effect at the time of conversion (such quotient is referred to as a “Series E-2 Conversion Rate”).

(d)           Fractional Shares. When calculating the number of shares of Common Stock into which shares of Series E Preferred, Series E-1 Preferred or Series E-2 Preferred shall be converted, the Corporation shall calculate to the largest whole share of Common Stock rounding down for any fractional shares of Common Stock into which the shares of Series E Preferred, Series E-1 Preferred or Series E-2 Preferred would otherwise convert. No fractional shares of Common Stock shall be issued upon conversion. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay the holder cash equal to such fraction multiplied by the then effective applicable Optional Conversion Price. The determination as to whether or not to make any cash payment in lieu of the issuance of fractional shares shall be based upon the total number of shares of Series E Preferred, Series E-1 Preferred or Series E-2 Preferred being converted at any one time by the holder thereof, not upon each share of Series E Preferred, Series E-1 Preferred or Series E-2 Preferred being converted.

(e)           Mechanics of Conversion.

(i)                 In order for a holder of Series E Preferred, Series E-1 Preferred or Series E-2 Preferred to convert shares of Series E Preferred, Series E-1 Preferred or Series E-2 Preferred pursuant to this Section 5, such holder shall surrender the certificate or certificates for such shares of Series E Preferred, Series E-1 Preferred or Series E-2 Preferred (or, if such holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) at the office of the transfer agent for the Series E Preferred, Series E-1 Preferred or Series E-2 Preferred (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series E Preferred, Series E-1 Preferred or Series E-2 Preferred represented by such certificate or certificates. Such notice shall state such holder’s name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The conversion time shall be 5:00 PM local time on the date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) (the “Conversion Time”). The Corporation shall, as soon as practicable after the Conversion Time, issue and deliver at such office to such holder of the Series E Preferred, Series E-1 Preferred or Series E-2 Preferred or to his, her or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash, as provided in Section 5(d), in lieu of any fractions of a share of Common Stock issuable upon such conversion and a certificate or certificates for the number of shares of Series E Preferred, Series E-1 Preferred or Series E-2 Preferred representing the remainder of shares of Series E Preferred, Series E-1 Preferred or Series E-2 Preferred not converted, to the extent that such shares of Series E Preferred, Series E-1 Preferred or Series E-2 Preferred were tendered to the Corporation.

(ii)               The Corporation shall at all times when the Series E Preferred, Series E-1 Preferred or Series E-2 Preferred shall be outstanding, reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of Series E Preferred, Series E-1 Preferred or Series E-2 Preferred, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series E Preferred, Series E-1 Preferred or Series E-2 Preferred. Before taking any action that would cause an adjustment reducing the applicable Optional Conversion Price below the then par value of the capital stock issuable upon conversion, the Corporation will take any corporate action which may be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock as shall be sufficient for such purpose.

(iii)             All shares of Series E Preferred, Series E-1 Preferred or Series E-2 Preferred that shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Time, except for the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any cash in lieu of a fractional share required by Section 5(d). Any shares of Series E Preferred, Series E-1 Preferred or Series E-2 Preferred so converted shall be automatically retired and cancelled and may not be reissued as shares of Series E Preferred, Series E-1 Preferred or Series E-2 Preferred, respectively, and shall resume the status of authorized but unissued shares of Preferred Stock undesignated as to series, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series E Preferred, Series E-1 Preferred or Series E-2 Preferred accordingly or to eliminate the designation of the Series E Preferred, Series E-1 Preferred or Series E-2 Preferred.

(iv)             The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series E Preferred, Series E-1 Preferred or Series E-2 Preferred pursuant to this Section 5. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series E Preferred, Series E-1 Preferred or Series E-2 Preferred so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

(f)           Adjustments to Optional Conversion Price for Diluting Issues.

(i)             Special Definitions. For purposes of this Section 5 and elsewhere herein, the following definitions shall apply:

(1)               “DBIC Designee” has the meaning given to it in the Series E Stockholders’ Agreement.

(2)               “GFI Designee” has the meaning given to it in the Series E Stockholders’ Agreement.

(3)               “Oak Designee” has the meaning given to it in the Series E Stockholders’ Agreement.

(4)               “Option” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

(5)               “Series E Original Issue Date” shall mean the date on which the first share of Series E Preferred, Series E-1 Preferred or Series E-2 Preferred was issued.

(6)               “Series E-2 Original Issue Date” shall mean the date on which the first share of Series E-2 Preferred was issued.

(7)               “Convertible Securities” shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options.

(8)               “Series E Designee” has the meaning given to it in the Series E Stockholders’ Agreement.

(9)               “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to Section 5(f)(iii) below, deemed to be issued) by the Corporation after the Series E Original Issue Date, other than (1) the following shares of Common Stock and (2) shares of Common Stock deemed issued pursuant to the following Options and Convertible Securities (clauses (1) and (2), collectively, “Exempted Securities”):

(A)              shares of Common Stock, Options or Convertible Securities issued as a dividend or distribution on the Series E Preferred, Series E-1 Preferred or Series E-2 Preferred;

(B)              shares of Common Stock, Options or Convertible Securities issued by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that is covered by Sections 5(g), 5(h), 5(i) or 5(j);

(C)              any Options for shares of Common Stock issued to employees or directors of, or consultants or advisors to, the Corporation or any of its subsidiaries as may be approved from time to time by the Board of Directors, including the consent of the Oak Designee, GFI Designee, Series E Designee or at least one DBIC Designee (if any such Oak Designee, GFI Designee, Series E Designee or DBIC Designee is then a member of the Board of Directors); provided, that, the consent of any such Oak Designee, GFI Designee, Series E Designee or DBIC Designee, as the case may be, shall be deemed not to have been obtained for purposes of the foregoing approval requirement if the stockholder who designated such Designee or an Affiliate of such stockholder would obtain, by virtue of or resulting from the action so approved, any material benefit that is disproportionate relative to the benefit obtained by the stockholders who designated all such other designees (or their Affiliates) as a result of such action);

(D)              shares of Common Stock or Convertible Securities actually issued upon the exercise of Options (including, without limitation, Options outstanding as of the Series E Original Issue Date) or shares of Common Stock actually issued upon the conversion or exchange of Convertible Securities (including, without limitation, Convertible Securities outstanding as of the Series E Original Issue Date), in each case provided such issuance is pursuant to the terms of such Option or Convertible Security; or

(E)               shares of Common Stock, Options or Convertible Securities issued (i) to suppliers, third party service providers or strategic partners in connection with the provision of goods or services or commercial transaction, or (ii) in connection with sponsored research, collaboration, technology licensing, technology development, marketing, or strategic partnerships or relationships, in each case, as approved by the Board of Directors of the Corporation, including the Oak Designee, GFI Designee, Series E Designee or at least one DBIC Designee (if any such Oak Designee, GFI Designee, Series E Designee or DBIC Designee is then a member of the Board of Directors); provided, that, the consent of any such Oak Designee, GFI Designee, Series E Designee or DBIC Designee, as the case may be, shall be deemed not to have been obtained for purposes of the foregoing approval requirement if the stockholder who designated such Designee or an Affiliate of such stockholder would obtain, by virtue of or resulting from the action so approved, any material benefit that is disproportionate relative to the benefit obtained by the stockholders who designated all such other designees (or their Affiliates) as a result of such action).

(ii)           No Adjustment of Optional Conversion Price. No adjustment in the Optional Conversion Price shall be made as the result of the issuance or deemed issuance of Additional Shares of Common Stock if the Corporation receives written notice from the holders of at least 66.6% of the then outstanding shares of Series E Preferred, Series E-1 Preferred and Series E-2 Preferred, voting together as a single class, agreeing that no such adjustment shall be made as the result of the issuance or deemed issuance of such Additional Shares of Common Stock.

(iii)          Deemed Issue of Additional Shares of Common Stock.

(1)               If the Corporation at any time or from time to time after the Series E Original Issue Date shall issue any Options or Convertible Securities (excluding Options or Convertible Securities which are themselves Exempted Securities) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility or exchangeability but without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date.

(2)               If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Optional Conversion Price pursuant to the terms of Section 5(f)(iv), are revised as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion and/or exchange, then, effective upon such increase or decrease becoming effective, the Optional Conversion Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such Optional Conversion Price as would have been obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security. Notwithstanding the foregoing, no readjustment pursuant to this Section 5(f)(iii)(2) shall have the effect of increasing the Optional Conversion Price to an amount which exceeds the lower of (i) the Optional Conversion Price in effect immediately prior to the original adjustment made as a result of the issuance of such Option or Convertible Security, or (ii) the Optional Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock (other than deemed issuances of Additional Shares of Common Stock as a result of the issuance of such Option or Convertible Security) between the original adjustment date and such readjustment date.

(3)               If the terms of any Option or Convertible Security (excluding Options or Convertible Securities which are themselves Exempted Securities), the issuance of which did not result in an adjustment to the Optional Conversion Price pursuant to the terms of Section 5(f)(iii)(2) (either because the consideration per share (determined pursuant to Section 5(f)(v)) of the Additional Shares of Common Stock subject thereto was equal to or greater than the Optional Conversion Price then in effect, or because such Option or Convertible Security was issued before the Series E Original Issue Date), are revised after the Series E Original Issue Date as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any decrease in the consideration payable to the Corporation upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended or adjusted, and the Additional Shares of Common Stock subject thereto (determined in the manner provided in Section 5(f)(iii)(2)) shall be deemed to have been issued effective upon such increase or decrease becoming effective.

(4)               Upon the expiration or termination of any unexercised Option or unconverted or unexchanged Convertible Security (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Optional Conversion Price pursuant to the terms of Section 5(f)(iv), the Optional Conversion Price shall be readjusted to such Optional Conversion Price as would have been obtained had such Option or Convertible Security (or portion thereof) never been issued.

(5)               If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, is calculable at the time such Option or Convertible Security is issued or amended but is subject to adjustment based upon subsequent events, any adjustment to the Optional Conversion Price provided for in this Section 5(f)(iii) shall be effected at the time of such issuance or amendment based on such number of shares or amount of consideration without regard to any provisions for subsequent adjustments (and any subsequent adjustments shall be treated as provided in clauses (2) and (3) of this Section 5(f)(iii)). If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, cannot be calculated at all at the time such Option or Convertible Security is issued or amended, any adjustment to the Optional Conversion Price that would result under the terms of this Section 5(f)(iii) at the time of such issuance or amendment shall instead be effected at the time such number of shares and/or amount of consideration is first calculable (even if subject to subsequent adjustments), assuming for purposes of calculating such adjustment to the Optional Conversion Price that such issuance or amendment took place at the time such calculation can first be made.

(iv)             Adjustment of Optional Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall issue, at any time after the Series E Original Issue Date until 11:59 PM local time on the date is that is the 18th month anniversary of the Series E-2 Original Issue Date (the “Anti-Dilution Period”), Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 5(f)(iii)), without consideration or for a consideration per share less than the Optional Conversion Price in effect immediately prior to such issue, then the Optional Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula:

CP2 = CP1* (A + B) ÷ (A + C).

For purposes of the foregoing formula, the following definitions shall apply:

(A)              “CP2” shall mean the Optional Conversion Price in effect immediately after such issue of Additional Shares of Common Stock;

(B)              “CP1” shall mean the Optional Conversion Price in effect immediately prior to such issue of Additional Shares of Common Stock;

(C)              “A” shall mean the number of shares of Common Stock outstanding immediately prior to such issue of Additional Shares of Common Stock (treating for this purpose as outstanding all shares of Common Stock issuable upon exercise of Options outstanding immediately prior to such issue or upon conversion or exchange of Convertible Securities (including the Series E Preferred, Series E-1 Preferred and Series E-2 Preferred) outstanding (assuming exercise of any outstanding Options therefor) immediately prior to such issue);

(D)              “B” shall mean the number of shares of Common Stock that would have been issued if such Additional Shares of Common Stock had been issued at a price per share equal to CP1 (determined by dividing the aggregate consideration received by the Corporation in respect of such issue by CP1); and

(E)               “C” shall mean the number of such Additional Shares of Common Stock issued in such transaction.

Upon the expiration of the Anti-Dilution Period, this Section 5(g) shall expire and no adjustment to the Optional Conversion price shall be made pursuant to the terms of this Section 5(g); provided that any subsequent adjustment contemplated by Sections 5(g)(iii)(2) or (4) or 5(g)(v)(3) shall nevertheless be made.

(v)               Determination of Consideration. For purposes of this Section 5(f), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

(1)               Cash and Property: Such consideration shall:

(A)              insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

(B)              insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors (including the Oak Designee, GFI Designee, Series E Designee or at least one DBIC Designee (if any such Oak Designee, GFI Designee, Series E Designee or DBIC Designee is then a member of the Board of Directors)); and

(C)              in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors (including the Oak Designee, GFI Designee, Series E Designee or at least one DBIC Designee (if any such Oak Designee, GFI Designee, Series E Designee or DBIC Designee is then a member of the Board of Directors)).

(2)             Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 5(f)(iii), relating to Options and Convertible Securities, shall be determined by dividing

(A)              the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

(B)              the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities.

(3)           Multiple Closing Dates. In the event the Corporation shall issue on more than one date Additional Shares of Common Stock that are a part of one transaction or a series of related transactions and that would result in an adjustment to the Optional Conversion Price pursuant to the terms of Section 5(f)(iv), and such issuance dates occur within a period of no more than 90 days from the first such issuance to the final such issuance, then, upon the final such issuance, the Optional Conversion Price shall be readjusted to give effect to all such issuances as if they occurred on the date of the first such issuance (and without giving effect to any additional adjustments as a result of any such subsequent issuances within such period).

(g)                 Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the Series E Original Issue Date effect a subdivision of the outstanding Common Stock, the Optional Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Series E Original Issue Date combine the outstanding shares Common Stock, the Optional Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section 5(g) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(h)               Adjustment for Certain Dividends and Distributions. In the event the Corporation at any time, or from time to time after the Series E Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Optional Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Optional Conversion Price then in effect by a fraction: (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Optional Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Optional Conversion Price shall be adjusted pursuant to this Section 5(h) as of the time of actual payment of such dividends or distributions; and provided, further, that no such adjustment shall be made if the holders of Series E Preferred, Series E-1 Preferred and Series E-2 Preferred simultaneously receive an identical dividend or distribution in shares of Common Stock in a number equal to the number of shares of Common Stock that they would have received if all outstanding shares of Series E Preferred, Series E-1 Preferred and Series E-2 Preferred had been converted into Common Stock immediately prior to such event.

(i)                   Adjustments for Other Dividends and Distributions. In the event the Corporation at any time or from time to time after the Series E Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Series E Preferred, Series E-1 Preferred and Series E-2 Preferred shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the Series E Preferred, Series E-1 Preferred and Series E-2 Preferred been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 5(i); and provided further, that no such adjustment shall be made if the holders of Series E Preferred, Series E-1 Preferred and Series E-2 Preferred simultaneously receive a dividend or other distribution of such securities in an amount equal to the amount of such securities that they would have received if all outstanding shares of Series E Preferred, Series E-1 Preferred and Series E-2 Preferred had been converted into Common Stock immediately prior to such event.

(j)                     Adjustment for Reclassification, Exchange, Merger or Substitution. If the Common Stock issuable upon the conversion of Series E Preferred, Series E-1 Preferred and Series E-2 Preferred shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, consolidation, merger or otherwise (other than a subdivision or combination of shares or stock dividend provided for above), then and in each such event the holder of each such share of Series E Preferred, Series E-1 Preferred and Series E-2 Preferred shall thereafter be convertible (in lieu of the Common Stock into which it was previously convertible) into the kind and amount of shares of stock and other securities and property receivable, upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series E Preferred, Series E-1 Preferred and Series E-2 Preferred might have been converted immediately prior to such reorganization, reclassification, consolidation, merger or change, all subject to further adjustment as provided herein.

6.           Mandatory Conversion. In the event that (a) shares of Common Stock are listed on a national securities exchange, (b) shares of Common Stock trade with a closing price of at least $1.00 (subject to appropriate adjustment for any stock dividend, stock split, combination or other similar recapitalization affecting such shares) for a period of 180 consecutive trading days on average trading volume of not less than 250,000 (subject to appropriate adjustment for any stock dividend, stock split, combination or other similar recapitalization affecting such shares) shares per day over the subject 180 trading day period, and (c) the Common Stock has an aggregate market value of at least $100,000,000 as of the last day of such 180 trading day period, (i) all outstanding shares of Series E Preferred and Series E-2 Preferred and all Accruing Dividends for each such shares that remain unpaid as of such date shall automatically be converted into shares of Common Stock at the then effective Series E Conversion Rate and Series E-2 Conversion Rate, respectively, and (ii) all outstanding shares of Series E-1 Preferred and all Accruing Dividends thereon that remain unpaid as of such date shall automatically be converted into such number of shares of Series A Preferred as is determined by dividing the sum of the Stated Value applicable to such shares of Series E-1 Preferred and all Accruing Dividends thereon that remain unpaid as of such date by the product of (A) the Optional Conversion Price multiplied by (B) 100 (the “Mandatory Conversion Multiple”) (with such Mandatory Conversion Multiple subject to appropriate adjustment in the event of any stock split, stock dividend, combination or other similar recapitalization with respect to the Series A Preferred if there is no proportionate action taken with respect to the Common Stock) (collectively, the “Mandatory Conversion”). All certificates evidencing shares of Series E Preferred, Series E-1 Preferred or Series E-2 Preferred shall, from and after the Mandatory Conversion, be deemed to have been retired and cancelled and the shares of Series E Preferred, Series E-1 Preferred or Series E-2 Preferred represented thereby converted into Common Stock or Series A Preferred, as applicable, for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. All rights with respect to the Series E Preferred, Series E-1 Preferred or Series E-2 Preferred converted pursuant to this Section 6 will terminate immediately upon the triggering of an automatic conversion pursuant to this Section 6, except the right to receive the securities issuable upon conversion. Such converted Series E Preferred, Series E-1 Preferred or Series E-2 Preferred may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without need for stockholder action) as may be necessary to reduce the authorized number of shares of Series E Preferred, Series E-1 Preferred and Series E-2 Preferred accordingly. All holders of record of shares of Series E Preferred, Series E-1 Preferred and Series E-2 Preferred shall be sent written notice of the Mandatory Conversion and the place designated for mandatory conversion of all such shares of Series E Preferred, Series E-1 Preferred and Series E-2 Preferred pursuant to this Section 6. Such notice need not be sent in advance of the occurrence of the Mandatory Conversion. Upon receipt of such notice, each holder of shares of Series E Preferred, Series E-1 Preferred and Series E-2 Preferred shall surrender his, her or its certificate or certificates for all such shares (or, if such holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation at the place designated in such notice. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his, her or its attorney duly authorized in writing. As soon as practicable after the Mandatory Conversion and the surrender of the certificate or certificates (or lost certificate affidavit and agreement) for Series E Preferred, Series E-1 Preferred and Series E-2 Preferred, the Corporation shall issue and deliver to such holder, or to his, her or its nominees, a certificate or certificates for the number of full shares of Common Stock or Series A Preferred, as the case may be, issuable on such conversion, together with cash in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion.

7.            Fractional Shares. Series E Preferred, Series E-1 Preferred and Series E-2 Preferred may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights (if any), receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series E Preferred, Series E-1 Preferred and Series E-2 Preferred, respectively.

8.            Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series E Preferred, Series E-1 Preferred and Series E-2 Preferred, at least five (5) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the anticipated amount and character of such dividend, distribution or right; provided, however, that the foregoing obligations may be waived prospectively or retrospectively by holders of shares of Series E Preferred, Series E-1 Preferred and Series E-2 Preferred representing at least a majority of the outstanding shares of Series E Preferred, Series E-1 Preferred and Series E-2 Preferred.

9.            Notices. Any notice required by the provisions of this Annex C to be given to the holders of Series E Preferred, Series E-1 Preferred and/or Series E-2 Preferred shall be deemed to have been sufficiently received (except as otherwise provided herein) (a) upon receipt when personally delivered, (b) one (1) day after being sent by overnight delivery or facsimile providing confirmation or receipt of delivery, or (c) three (3) days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, and addressed to each holder of record at such holder’s address appearing on the books of the Corporation.

10.          Waiver. Any of the rights, powers, preferences and other terms of the Series E Preferred, Series E-1 Preferred and Series E-2 Preferred set forth herein may be waived (including a partial waiver) on behalf of all holders of Series E Preferred, Series E-1 Preferred and Series E-2 Preferred by the affirmative written consent or vote of the holders of at least 66.6% of the shares of Series E Preferred, Series E-1 Preferred and Series E-2 Preferred, as a single class, then outstanding.

* * * * *

Appendix B

Certificate of Amendment

of the

AMENDED AND RESTATED

Certificate of Incorporation

of

Bonds.com group, inc.

Bonds.com group, inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: The Amended and Restated Certificate of Incorporation of the corporation was filed with the Secretary of State of the State of Delaware on [●] [●], 2012.

SECOND: That the Board of Directors of said corporation, at a meeting duly convened and held, adopted the following resolution:

RESOLVED, that the Board of Directors hereby declares it advisable and in the best interest of the Corporation that the first sentence of Section A of Article IV of the Amended and Restated Certificate of Incorporation be amended and restated in its entirety to read as follows:

“A. Authorized Capital Stock. The total number of shares of capital stock which the Corporation is authorized to issue is 7,000,000 shares, of which 6,000,000 shares shall be designated as common stock, $0.0001 par value per share (the “Common Stock”), and 1,000,000 shares shall be designated as preferred stock, $0.0001 par value per share (the “Preferred Stock”).”

THIRD: That said amendment has been consented to and authorized by the holders of the necessary number of shares of the issued and outstanding stock entitled to vote by a meeting of stockholders in accordance with the provisions of Section 211 of the General Corporation Law of the State of Delaware.

FOURTH: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 211 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Bonds.com Group, Inc. has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be executed by ___________________, its ________________________, this _______ day of ___________, 2012.

Bonds.com Group, Inc.

By:___________________________
Name:
Title:

B-1

BONDS.COM GROUP, INC.

ANNUAL MEETING OF STOCKHOLDERS

December 20, 2012,

10:00 A.M. Local Time

Citrin Cooperman

529 Fifth Avenue, 4th Floor

New York, New York 10017

PROXY

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BONDS.COM GROUP, INC.

IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NINE

NOMINEES FOR DIRECTOR AND FOR PROPOSAL NOS. 2, 3 AND 4.

The undersigned hereby appoints Thomas M. Thees, George O’Krepkie and John Ryan, and each of them, with power to act without the other and with full power of substitution in each, as proxies and hereby authorizes them to represent and vote, as directed on the reverse side of this proxy (or, if not so directed, as recommended by the Board of Directors), all the shares of Bonds.com Group, Inc. Common Stock, Series C Convertible Preferred Stock, Series E Convertible Preferred Stock and Series E-2 Convertible Preferred Stock which the undersigned is entitled to vote, and in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on December 20, 2012 and any adjournments, continuations or postponements thereof, with all powers which the undersigned would possess if present at the Annual Meeting.

(continued and to be marked, dated and signed on the reverse side)

BONDS.COM GROUP, INC.	Proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on December 20, 2012.

PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

☐ Please detach here ☐

The Board of Directors Recommends a Vote “FOR” Each of the Nine Nominees in Proposal No. 1

1.	Election of Directors to Serve Until 2013

1. Edwin L. Knetzger, III 2. Michel Daher 3. Michael Gooch 4. Thomas M. Thees 5. George O’Krepkie 6. Patricia Kemp 7. H. Eugene Lockhart 8. Henri J. Chaoul, Ph.D. 9. Mark Daher	☐ Vote FOR all nominees	☐ Vote WITHHELD from all nominees	☐ Vote WITHHELD for only the nominee(s) identified below:
(write the number(s) of the nominee(s) in the box provided below)

The Board of Directors Recommends a vote FOR Proposal Nos. 2, 3 and 4.

2.	To amend the Company’s Certificate of Incorporation to (i) effect a 1 for 400 reverse stock split, and (ii) restate our original Certificate of Incorporation and the numerous previous amendments in a single certificate.

☐ FOR	☐ Against	☐ Abstain

3.	To amend the Company’s amended and restated Certificate of Incorporation to reduce the number of authorized shares of Common Stock to 6,000,000 after the completion of the reverse stock split.

☐ FOR	☐ Against	☐ Abstain

4.

To approve one or more adjournments, postponements or continuations of the Annual Meeting if necessary to permit further solicitation of proxies if there are not sufficient votes to approve Proposal No. 1, Proposal No. 2 or Proposal No. 3.

☐ FOR	☐ Against	☐ Abstain

The undersigned hereby revokes all revocable proxies heretofore given by the undersigned to vote at the Annual Meeting and any adjournments or postponements thereof.

Address Change? Mark Box: ☐ Indicate changes below:

Date:
Signature(s) in Box

Please sign EXACTLY as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. All joint owners should sign. If a corporation, sign in full corporate name by an authorized officer. If in a partnership, sign in partnership name by an authorized person.